UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21449
                                                     ---------------------

                  Nuveen Municipal High Income Opportunity Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT October 31, 2004

Nuveen Investments
Municipal Closed-End
Exchange-Traded
Funds

                                  NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.
                                                                             NQM

                                      NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.
                                                                             NQS

                                      NUVEEN QUALITY INCOME MUNICIPAL FUND, INC.
                                                                             NQU

                                      NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.
                                                                             NPF

                                   NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND
                                                                             NMZ

Photo of: Man and woman sitting on porch.
Photo of: 2 children sitting in the grass.

DEPENDABLE, TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Chairman's
      LETTER TO SHAREHOLDERS

Once again, I am pleased to report that over the most recent fiscal year your Fund continued to provide you with monthly tax-free income and an attractive total return. For more specific information about the performance of your Fund, please see the Portfolio Managers' Perspective and Performance Overview sections of this report.

With longer-term interest rates still relatively low, many investors have begun to wonder whether these rates will soon begin to rise, and whether that makes this the time to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional can



"OUR MISSION CONTINUES TO BE TO ASSIST YOU AND YOUR FINANCIAL ADVISOR BY OFFERING THE INVESTMENT SERVICES AND PRODUCTS THAT CAN HELP YOU TO SECURE YOUR FINANCIAL OBJECTIVES."



be an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that a municipal bond investment like your Nuveen Fund can be an important building block in a portfolio designed to perform well through a variety of market conditions.

As in past reports, I'd also like to direct your attention to the inside front cover, which explains the quick and easy process to begin receiving these Fund reports via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

December 15, 2004

Nuveen Municipal Closed-End Exchange-Traded Funds
NQM, NQS, NQU, NPF, NMZ


Portfolio Managers'
        PERSPECTIVE

Portfolio managers Dan Solender, Tom Spalding and John Miller discuss the economic and market environment, key investment strategies, and the annual performance of these five Funds. With 12 years of investment experience, Dan has managed NQM and NPF since 2003. A 27-year veteran of Nuveen, Tom also has managed NQS and NQU since 2003. John, who has 11 years of municipal market experience, assumed portfolio management responsibility for NMZ at its inception in November 2003.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED OCTOBER 31, 2004?

During this fiscal year, the U.S. economy demonstrated improvement in a number of key areas, although the pace of the recovery slowed over the last six months of the period. The gross domestic product (GDP) expanded at annualized rates of 4.2% in the fourth quarter of 2003 and 4.5% in the first quarter of 2004. However, sharply higher energy prices restrained consumer spending during the second and third quarters of 2004, which in turn impacted economic momentum. Over this period, GDP growth moderated to 3.3% annualized in the second quarter and 3.9% annualized in the third quarter.

Higher energy costs also continued to produce lingering concerns about inflation. Although monthly gains in consumer prices were generally tame, by the end of October 2004 inflation was running well ahead of the 2003 pace. The Consumer Price Index (CPI) rose at a 3.9% annualized rate for the first 10 months of 2004, more than double the 1.9% rate for all of 2003. Excluding energy and food, the CPI increased at an annual rate of 2.4% for the first 10 months of 2004.

During the second quarter of 2004 in particular, inflation worries, the slowing pace of economic recovery and continued geopolitical uncertainty acted as catalysts for heightened volatility in the fixed-income markets. As one example, the yield on the Bond Buyer 25 Revenue Bond Index (BB25), a widely followed municipal bond index, began this reporting period at 5.24%. The BB25 yield then dropped steadily over the next five months to 4.73% by mid-March 2004. As a series of improved employment reports sparked increased anticipation of action by the Federal Reserve, the index yield began to climb again, rising more than 70 basis points over the next 8 weeks to 5.45%, where it hovered through the end of June. However, more bond-friendly news--including indications of relatively slow growth of wages and employment--prompted a retreat to 4.97% by the end of October 2004.

While intermediate and long-term bond yields generally fell over most of the second half of the Funds' fiscal years, short-term rates slowly rose. The Federal Reserve instituted three different one-quarter-point increases in the Fed Funds rate between June and September 2004. (On both November 10 and December 14, following the end of this reporting period, the Fed added additional quarter-point increases, bringing the Fed Funds rate to 2.25%.)

Over the 12 month period, municipal new issue supply nationwide remained relatively strong, with $363.4 billion in new bonds coming to market. This represented a decrease of about 5% from the preceding 12-month period, as the improving economy and higher tax revenues lessened the need for some issuers to borrow.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

Four of these Funds - NQM, NQS, NQU and NPF - seek to provide attractive tax-free income by investing in investment-grade quality bonds. NMZ may invest up to half its assets in bonds rated below investment-grade. Given this strategic difference, and NMZ's relative newness, the four older Funds and NMZ had different investment strategies over the 12-month period.

As the market continued to anticipate increased short-term interest rates, our focus for NQM, NQS, NQU and NPF during this reporting period remained on finding bonds with the potential to add value and perform well under a variety of market scenarios. This included purchasing attractive bonds that we believed would enhance the Funds' yield curve positioning and help to mitigate interest rate risk. Interest rate risk is the risk that the value of a Fund's portfolio will decline if market interest rates rise (since bond prices move in the opposite direction of interest rates). In general, our purchase activity in NQM and NPF centered on trying to find attractive securities that mature in 15 to 22 years, while NQS and NQU focused on bonds in the 20 to 25 year range. In many cases, bonds in this long-intermediate part of the yield curve offered yields similar to those of longer-term bonds with less inherent interest rate risk and, we believed, greater total return potential.

When implementing this strategy, we sought to purchase higher-coupon bonds that we believed gave the Funds a more defensive structure in the event that interest rates rise from their current, relatively low levels. We also worked to enhance the Funds' call protection by selling bonds with short call dates and investing the proceeds of those sales in longer-term bonds.

While all of the Funds continued to be well diversified geographically, we took advantage of price and yield differences between similar bonds issued in different states to purchase securities that we believed offered stronger performance potential and better liquidity. This was particularly true for NQM and NPF, where we tended to purchase bonds issued in California, New York or other states where higher state or local taxes made yields attractive. We believed that the relatively higher demand often found in these states for attractive bonds would help support their prices in the future.

Additionally, we actively sought to reduce the weightings of AAA rated bonds in both NQM and NPF, and to increase their allocations to lower-rated securities which had been relatively underweighted in their portfolios. In doing this, we wanted not just to capture additional yield for the Funds, which may help to support their dividends, but also to increase their overall diversification and future total return potential. As of October 31, 2004, allocations to AAA/U.S. guaranteed rated bonds were 68% in NQM and 62% in NPF, down from 75% and 71%, respectively, a year earlier.

In NMZ, which was introduced in November 2003, the majority of our initial purchases were new issues, whose maturities typically placed them at the long end of the yield curve. Following the completion of this initial investment phase, our goal was the same as in the other Funds - to shorten NMZ's yield curve positioning and help mitigate interest rate risk. To accomplish this, we sold some bonds with longer maturities that we purchased initially with the intent to quickly build the Fund's income stream but that we did not consider to be desirable long term holdings for this Fund. As we sold these bonds, we looked to reinvest the proceeds in the 15-year to 20-year part of the yield curve. We deliberately sought to overweight specific sectors, such as property tax-backed community development districts, hospitals, charter schools and industrial development revenue bonds.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Funds, as well as relevant comparative indexes, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For periods ended 10/31/04
(Annualized)

                           1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NQM                        9.37%            9.29%             7.55%
--------------------------------------------------------------------------------
NQS                        9.64%            9.18%             7.99%
--------------------------------------------------------------------------------
NQU                        10.07%           8.46%             7.77%
--------------------------------------------------------------------------------
NPF                        9.48%            8.63%             7.93%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index1                6.03%            7.19%             7.05%
--------------------------------------------------------------------------------
Lipper General Leveraged
Municipal Debt Funds
Average2                   8.93%            8.78%             7.86%
--------------------------------------------------------------------------------

(Cumulative)
                      SINCE INCEPTION       5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NMZ                       10.38%*           NA                NA
--------------------------------------------------------------------------------
Lehman Brothers
High-Yield
Municipal Bond Index1      8.48%**          --                --
--------------------------------------------------------------------------------
Lipper High-Yield
Municipal Debt Funds
Average2                   7.18%**          --                --
--------------------------------------------------------------------------------

* This return represents the period from NMZ's inception on November 19, 2003 through October 31, 2004.

** The Lehman Brothers Index and Lipper group average returns shown here represents the 11-month period December 1, 2003 through October 31, 2004.


Past performance is not predictive of future results.
For additional information, see the individual Performance Overview for your Fund in this report.



1 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. The Lehman Brothers High-Yield Municipal Bond Index is an unleveraged, unmanaged national index comprising municipal bonds rated below investment grade (i.e., below Baa by Moody's Investor Service and below BBB by Standard & Poor's or Fitch). Results for the Lehman indexes do not reflect any expenses.

2 The Lipper General Leveraged Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 65 funds; 5 years, 51 funds; and 10 years, 46 funds. The Lipper High-Yield Municipal Debt Funds category average is calculated using the returns of all 14 closed-end exchange-traded funds in this category for the 12-month period 11/1/03-10/31/04. Fund and Lipper returns assume reinvestment of dividends.

For the 12 months ended October 31, 2004, the total returns on net asset value
(NAV) for NQM, NQS, NQU and NPF outperformed the return on the Lehman Brothers Index as well as the average return for their Lipper peer group for this period. NMZ also outperformed the return of the Lehman Brothers High-Yield Municipal Index and the Lipper High-Yield peer group average for the period.

One of the primary factors benefiting the 12-month performances of these Funds relative to that of the unleveraged Lehman Brothers indexes was the Funds' use of financial leverage. While leverage can add volatility to the Funds' NAVs and share prices, especially when substantial shifts in interest rates occur, this strategy also can provide opportunities for additional income and total returns for common shareholders when short-term interest rates remain low, as they did during this period.

All five of these Funds benefited from their holdings of lower-rated bonds, which generally outperformed other credit quality sectors as the economy improved and demand for these lower-rated bonds increased. Among the lower-rated bonds making positive contributions to the Funds' total returns during this period were those issued by the healthcare sector, especially hospital bonds. The performance of the healthcare sector as a whole ranked second among the Lehman Brothers Index revenue sectors for the year. In particular, NQS and NMZ benefited from their holdings of bonds issued by the Michigan State Hospital Finance Authority for Detroit Medical Center, which appreciated in price as the center's financial situation continued to improve. Another NMZ hospital holding, the West Penn Allegheny Health System in Pennsylvania, also experienced price appreciation due to strong financial results and the demand for high-yield hospital bonds.

The Funds' returns were also helped by the strong performance of their holdings of uninsured bonds backed by the 1998 master tobacco settlement agreement. Over this period, NQS and NQU maintained exposures of approximately 5% to tobacco bonds, NMZ had a 4% exposure, and NQM and NPF continued to allocate 2% to this sector.

NQM, NQU, NPF and NMZ also benefited from the improvement in California general obligation bonds, which were upgraded to A3/A/A- from Baa1/BBB/BBB by Moody's, Standard & Poor's and Fitch between May and September 2004. NMZ also had several other credits upgraded during this period, which resulted in price appreciation and added to the Fund's total return. These included $12.9 million (par value) of bonds issued by the Oklahoma Development Finance Authority for Hillcrest Healthcare System, which were pre-refunded and upgraded to AAA from B1 by Standard & Poor's following the system's acquisition by a private for-profit hospital operator.

One sector that did not perform as well during this period was housing, both multifamily and single family. The housing sector as a whole ranked at the bottom of the Lehman Brothers Index revenue sectors for the 12-month period. The sector's below-market performance stemmed largely from the continued increase in mortgage prepayments as interest rates remained low, which resulted in a number of bond calls. In general, the Funds' housing exposure had a negative effect on their performance, with NQU having the smallest weighting (5%) in housing bonds, and NPF and NMZ the largest (10%). NPF also was impacted by its holding of $10.8 million (par value) of non-rated bonds issued by Northwest Minnesota Multi-County Housing and Redevelopment Authority. During this 12-month period, this distressed credit declined in value to $0.53 on the dollar from $0.70 and stopped accruing interest, which also affected NPF's income stream. (This holding was sold from the portfolio after the end of this reporting period.)

HOW ABOUT THE FUNDS' DIVIDENDS AND SHARE PRICES?

With short-term interest rates remaining at relatively low levels throughout this reporting period, the leveraged structures of these Funds continued to support their dividend-paying capabilities. The extent of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, leveraged Funds generally pay relatively lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. This strategy helped to maintain the dividends of NQM, NQS and NQU throughout the reporting period. NMZ paid its first dividend in January 2004 and maintained a stable dividend over the remainder of the period. In NPF, however, the sale of some higher-yielding zero coupon bonds as part of our efforts to enhance future performance potential and reduce interest rate risk, combined with the distressed credit discussed earlier, led to a dividend cut in September 2004.

All of these Funds seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2004, all of the Funds in this report had positive UNII balances for both financial statement and tax purposes.

As of October 31, 2004, NQM, NQS, NQU and NPF were trading at discounts to their NAVs that were in line with their average discounts over the course of the entire fiscal year. NMZ was trading at a premium to its NAV, which also was in line with its average premium over the course of the year.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF OCTOBER 31, 2004?

Given the current geopolitical and economic climate, we continued to believe that maintaining strong credit quality was an important requirement. As of October 31, 2004, all four of the older Funds in this report continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 75% in NPF to 76% in NQS, 79% in NQM and 80% in NQU. NMZ, which can invest up to 50% of its portfolio in below investment-grade quality bonds, held 16% of its portfolio in securities rated BB or lower and another 37% of the portfolio invested in non-rated securities (some of which we have deemed to be of investment-grade quality) as of October 31, 2004. The rest of NMZ's assets were invested in investment-grade securities, including a 14% allocation to bonds rated AAA/U.S. guaranteed and AA.

As of October 31, 2004, potential call exposure for these Funds during 2004-2006 ranged from 6% in NQM to 8% in NQU and NMZ, 12% in NQS and 14% in NPF. The number of actual bond calls in all of these Funds depends largely on market interest rates in the future.

Nuveen Investment Quality Municipal Fund, Inc.
NQM

Performance
     OVERVIEW  As of October 31, 2004


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 68%
AA                                  11%
A                                   13%
BBB                                  4%
NR                                   4%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                                 0.084
Dec                                 0.084
Jan                                 0.084
Feb                                 0.084
Mar                                 0.084
Apr                                 0.084
May                                 0.084
Jun                                 0.084
Jul                                 0.084
Aug                                 0.084
Sep                                 0.084
Oct                                 0.084


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/03                             15.15
                                    15.06
                                    15.18
                                    15.24
                                    15.4
                                    15.24
                                    15.32
                                    15.27
                                    15.34
                                    15.63
                                    15.85
                                    15.9
                                    15.68
                                    15.76
                                    15.74
                                    15.78
                                    15.99
                                    15.88
                                    16
                                    15.99
                                    15.98
                                    15.56
                                    14.77
                                    14.42
                                    14
                                    13.34
                                    13.63
                                    13.85
                                    14.14
                                    14.04
                                    13.7
                                    13.85
                                    14.19
                                    14.44
                                    14.37
                                    14.31
                                    14.56
                                    14.75
                                    14.87
                                    14.9
                                    15.01
                                    14.96
                                    15.16
                                    15.12
                                    15.21
                                    15.13
                                    15.2
                                    15.17
                                    15.16
10/31/04                            15.33


FUND SNAPSHOT
------------------------------------
Share Price                   $15.33
------------------------------------
Common Share
Net Asset Value               $16.06
------------------------------------
Premium/(Discount) to NAV     -4.55%
------------------------------------
Market Yield                   6.58%
------------------------------------
Taxable-Equivalent Yield1      9.14%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $574,164
------------------------------------
Average Effective
Maturity on Securities (Years) 16.55
------------------------------------
Leverage-Adjusted Duration      9.28
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 6/21/90)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          8.54%         9.37%
------------------------------------
5-Year          9.84%         9.29%
------------------------------------
10-Year         8.28%         7.55%
------------------------------------


STATES
(as a % of total investments)
------------------------------------
California                     11.9%
------------------------------------
New York                       10.9%
------------------------------------
Texas                          10.9%
------------------------------------
Illinois                        6.9%
------------------------------------
Washington                      5.7%
------------------------------------
Rhode Island                    4.2%
------------------------------------
Minnesota                       4.1%
------------------------------------
District of Columbia            4.0%
------------------------------------
North Carolina                  3.7%
------------------------------------
Georgia                         3.7%
------------------------------------
Nevada                          3.3%
------------------------------------
Colorado                        3.1%
------------------------------------
Massachusetts                   2.9%
------------------------------------
Michigan                        2.7%
------------------------------------
Louisiana                       2.4%
------------------------------------
Indiana                         2.3%
------------------------------------
Wisconsin                       2.2%
------------------------------------
Other                          15.1%
------------------------------------


SECTORS
(as a % of total investments)
------------------------------------
U.S. Guaranteed                19.9%
------------------------------------
Tax Obligation/General         14.7%
------------------------------------
Healthcare                     13.8%
------------------------------------
Transportation                 12.0%
------------------------------------
Tax Obligation/Limited         11.2%
------------------------------------
Utilities                       7.3%
------------------------------------
Water and Sewer                 6.7%
------------------------------------
Housing/Multifamily             6.1%
------------------------------------
Other                           8.3%
------------------------------------


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Select Quality Municipal Fund, Inc.
NQS

Performance
     OVERVIEW As of October 31, 2004


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 67%
AA                                   9%
A                                    7%
BBB                                 13%
NR                                   2%
BB or lower                          2%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                                 0.083
Dec                                 0.083
Jan                                 0.083
Feb                                 0.083
Mar                                 0.083
Apr                                 0.083
May                                 0.083
Jun                                 0.083
Jul                                 0.083
Aug                                 0.083
Sep                                 0.083
Oct                                 0.083

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/03                             14.82
                                    14.78
                                    14.83
                                    14.98
                                    15.02
                                    14.92
                                    14.97
                                    15
                                    15.16
                                    15.4
                                    15.5
                                    15.69
                                    15.35
                                    15.5
                                    15.38
                                    15.45
                                    15.68
                                    15.72
                                    15.54
                                    15.67
                                    15.55
                                    15.32
                                    14.27
                                    14.24
                                    13.8
                                    13.22
                                    13.4
                                    13.62
                                    13.95
                                    13.85
                                    13.74
                                    13.87
                                    14.06
                                    14.28
                                    14.37
                                    14.3
                                    14.35
                                    14.63
                                    14.64
                                    14.67
                                    14.96
                                    14.9
                                    15
                                    15.12
                                    15.16
                                    14.9
                                    15.03
                                    14.91
                                    15.05
10/31/04                            15.19


FUND SNAPSHOT
------------------------------------
Share Price                   $15.19
------------------------------------
Common Share
Net Asset Value               $15.69
------------------------------------
Premium/(Discount) to NAV     -3.19%
------------------------------------
Market Yield                   6.56%
------------------------------------
Taxable-Equivalent Yield1      9.11%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $531,694
------------------------------------
Average Effective
Maturity on Securities (Years) 17.97
------------------------------------
Leverage-Adjusted Duration      8.05
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/21/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         10.19%         9.64%
------------------------------------
5-Year         10.32%         9.18%
------------------------------------
10-Year         8.55%         7.99%
------------------------------------


STATES
(as a % of total investments)
------------------------------------
Illinois                       11.1%
------------------------------------
New York                       10.0%
------------------------------------
Texas                           9.6%
------------------------------------
Nevada                          6.0%
------------------------------------
Michigan                        5.8%
------------------------------------
Colorado                        5.6%
------------------------------------
South Carolina                  5.4%
------------------------------------
Tennessee                       4.4%
------------------------------------
New Jersey                      4.2%
------------------------------------
New Mexico                      2.9%
------------------------------------
Alabama                         2.7%
------------------------------------
Washington                      2.5%
------------------------------------
Utah                            2.5%
------------------------------------
North Carolina                  2.3%
------------------------------------
District of Columbia            2.1%
------------------------------------
Wisconsin                       2.1%
------------------------------------
Florida                         1.9%
------------------------------------
Oklahoma                        1.6%
------------------------------------
South Dakota                    1.6%
------------------------------------
Other                          15.7%
------------------------------------


SECTORS
(as a % of total investments)
------------------------------------
U.S. Guaranteed                17.7%
------------------------------------
Healthcare                     17.7%
------------------------------------
Utilities                      14.8%
------------------------------------
Transportation                 11.9%
------------------------------------
Tax Obligation/Limited          9.8%
------------------------------------
Tax Obligation/General          8.4%
------------------------------------
Housing/Single Family           6.3%
------------------------------------
Consumer Staples                4.9%
------------------------------------
Other                           8.5%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.0725 per share.

Nuveen Quality Income Municipal Fund, Inc.
NQU

Performance
      OVERVIEW  As of October 31, 2004


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 69%
AA                                  11%
A                                    8%
BBB                                  8%
NR                                   1%
BB or Lower                          3%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                                 0.0805
Dec                                 0.0805
Jan                                 0.0805
Feb                                 0.0805
Mar                                 0.0805
Apr                                 0.0805
May                                 0.0805
Jun                                 0.0805
Jul                                 0.0805
Aug                                 0.0805
Sep                                 0.0805
Oct                                 0.0805

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/03                             14.4
                                    14.42
                                    14.34
                                    14.46
                                    14.55
                                    14.47
                                    14.5
                                    14.54
                                    14.7
                                    15.11
                                    15.07
                                    15.14
                                    15.07
                                    15.17
                                    15.08
                                    15.09
                                    15.24
                                    15.31
                                    15.4
                                    15.39
                                    15.38
                                    15.26
                                    14.17
                                    13.82
                                    13.57
                                    13.02
                                    12.91
                                    13.05
                                    13.43
                                    13.45
                                    13.22
                                    13.25
                                    13.68
                                    13.88
                                    13.97
                                    13.82
                                    14
                                    14.15
                                    14.13
                                    14.23
                                    14.47
                                    14.4
                                    14.49
                                    14.45
                                    14.57
                                    14.38
                                    14.54
                                    14.4
                                    14.42
10/31/04                            14.58



FUND SNAPSHOT
------------------------------------
Share Price                   $14.58
------------------------------------
Common Share
Net Asset Value               $15.54
------------------------------------
Premium/(Discount) to NAV     -6.18%
------------------------------------
Market Yield                   6.63%
------------------------------------
Taxable-Equivalent Yield1      9.21%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $842,093
------------------------------------
Average Effective
Maturity on Securities (Years) 16.58
------------------------------------
Leverage-Adjusted Duration      8.65
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 6/19/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          8.76%        10.07%
------------------------------------
5-Year          7.94%         8.46%
------------------------------------
10-Year         8.28%         7.77%
------------------------------------


STATES
(as a % of total investments)
------------------------------------
New York                       15.8%
------------------------------------
Texas                          12.0%
------------------------------------
Illinois                        9.3%
------------------------------------
Washington                      7.2%
------------------------------------
South Carolina                  4.9%
------------------------------------
Massachusetts                   4.9%
------------------------------------
Nevada                          4.8%
------------------------------------
Oklahoma                        4.3%
------------------------------------
California                      3.9%
------------------------------------
Pennsylvania                    3.2%
------------------------------------
Colorado                        3.2%
------------------------------------
Alabama                         2.2%
------------------------------------
North Carolina                  1.7%
------------------------------------
Ohio                            1.6%
------------------------------------
Tennessee                       1.5%
------------------------------------
Virginia                        1.4%
------------------------------------
Louisiana                       1.4%
------------------------------------
Other                          16.7%
------------------------------------


SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General         22.7%
------------------------------------
U.S. Guaranteed                18.1%
------------------------------------
Transportation                 13.3%
------------------------------------
Utilities                      12.7%
------------------------------------
Healthcare                     10.4%
------------------------------------
Tax Obligation/Limited          6.1%
------------------------------------
Consumer Staples                4.6%
------------------------------------
Other                          12.1%
------------------------------------


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Premier Municipal Income Fund, Inc.
NPF

Performance
      OVERVIEW As of October 31, 2004


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 62%
AA                                  13%
A                                   16%
BBB                                  7%
NR                                   2%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                                 0.0825
Dec                                 0.0825
Jan                                 0.0825
Feb                                 0.0825
Mar                                 0.0825
Apr                                 0.0825
May                                 0.0825
Jun                                 0.0825
Jul                                 0.0825
Aug                                 0.0825
Sep                                 0.08
Oct                                 0.08

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/03                             14.68
                                    14.78
                                    14.77
                                    14.75
                                    14.76
                                    14.63
                                    14.61
                                    14.58
                                    14.7
                                    15.18
                                    15.27
                                    15.42
                                    15.32
                                    15.45
                                    15.46
                                    15.55
                                    15.59
                                    15.71
                                    15.48
                                    15.5
                                    15.54
                                    15.39
                                    14.01
                                    13.91
                                    13.63
                                    13.15
                                    13.34
                                    13.21
                                    13.48
                                    13.56
                                    13.3
                                    13.3
                                    13.8
                                    13.95
                                    13.91
                                    13.78
                                    14.13
                                    14.32
                                    14.38
                                    14.38
                                    14.45
                                    14.41
                                    14.47
                                    14.44
                                    14.49
                                    14.38
                                    14.4
                                    14.45
                                    14.39
10/31/04                            14.43


FUND SNAPSHOT
------------------------------------
Share Price                   $14.43
------------------------------------
Common Share
Net Asset Value               $15.53
------------------------------------
Premium/(Discount) to NAV     -7.08%
------------------------------------
Market Yield                   6.65%
------------------------------------
Taxable-Equivalent Yield1      9.24%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $311,991
------------------------------------
Average Effective
Maturity on Securities (Years) 15.45
------------------------------------
Leverage-Adjusted Duration     10.58
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          4.75%         9.48%
------------------------------------
5-Year          8.74%         8.63%
------------------------------------
10-Year         8.32%         7.93%
------------------------------------


STATES
(as a % of total investments)
------------------------------------
Illinois                       13.5%
------------------------------------
California                     10.8%
------------------------------------
New York                       10.1%
------------------------------------
Washington                      6.5%
------------------------------------
Minnesota                       5.5%
------------------------------------
Indiana                         5.3%
------------------------------------
South Carolina                  4.9%
------------------------------------
Texas                           4.1%
------------------------------------
Arizona                         3.6%
------------------------------------
Wisconsin                       3.3%
------------------------------------
Maine                           3.2%
------------------------------------
Florida                         2.9%
------------------------------------
Georgia                         2.8%
------------------------------------
North Carolina                  2.7%
------------------------------------
Nevada                          2.6%
------------------------------------
Ohio                            1.7%
------------------------------------
Rhode Island                    1.5%
------------------------------------
Other                          15.0%
------------------------------------


SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         20.2%
------------------------------------
Tax Obligation/General         16.1%
------------------------------------
U.S. Guaranteed                13.9%
------------------------------------
Utilities                      12.7%
------------------------------------
Healthcare                     10.7%
------------------------------------
Housing/Multifamily             6.2%
------------------------------------
Education and
  Civic Organizations           5.2%
------------------------------------
Water and Sewer                 5.2%
------------------------------------
Other                           9.8%
------------------------------------


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Municipal High Income Opportunity Fund

NMZ

Performance
      OVERVIEW  As of October 31, 2004


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 10%
AA                                   4%
A                                   16%
BBB                                 17%
NR                                  37%
BB or Lower                         16%


Bar Chart:
2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jan                                 0.089
Feb                                 0.089
Mar                                 0.089
Apr                                 0.089
May                                 0.089
Jun                                 0.089
Jul                                 0.089
Aug                                 0.089
Sep                                 0.089
Oct                                 0.089


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/19/03                            15.08
                                    14.95
                                    15.27
                                    15.25
                                    15.01
                                    15
                                    15.02
                                    15.09
                                    15.2
                                    15.3
                                    15.34
                                    15.34
                                    15.31
                                    15.26
                                    15.25
                                    15.39
                                    15.59
                                    15.46
                                    15.45
                                    15.35
                                    14.5
                                    14.24
                                    14.1
                                    14.25
                                    13.65
                                    13.65
                                    13.84
                                    14.22
                                    13.75
                                    13.45
                                    14.3
                                    14.2
                                    14.51
                                    14.14
                                    14.53
                                    14.46
                                    14.75
                                    14.54
                                    14.64
                                    14.71
                                    14.82
                                    14.71
                                    14.88
                                    14.87
                                    14.99
                                    15
                                    14.98
10/31/04                            15.04

FUND SNAPSHOT
-----------------------------------------
Share Price                        $15.04
-----------------------------------------
Common Share
Net Asset Value                    $14.87
-----------------------------------------
Premium/(Discount) to NAV           1.14%
-----------------------------------------
Market Yield                        7.10%
-----------------------------------------
Taxable-Equivalent Yield1           9.86%
-----------------------------------------
Net Assets Applicable to
Common Shares ($000)             $345,023
-----------------------------------------
Average Effective
Maturity on Securities (Years)      22.67
-----------------------------------------
Leverage-Adjusted Duration          10.70
-----------------------------------------

CUMULATIVE TOTAL RETURN
(Inception 11/19/03)
-----------------------------------------
                On Share Price   On NAV
-----------------------------------------
Since
Inception          6.49%         10.38%
-----------------------------------------

STATES
(as a % of total investments)
-----------------------------------------
California                          13.6%
-----------------------------------------
Florida                              7.8%
-----------------------------------------
Illinois                             7.2%
-----------------------------------------
Colorado                             6.7%
-----------------------------------------
Texas                                6.0%
-----------------------------------------
Louisiana                            4.7%
-----------------------------------------
Wisconsin                            4.1%
-----------------------------------------
Indiana                              3.8%
-----------------------------------------
Michigan                             3.7%
-----------------------------------------
Arizona                              3.3%
-----------------------------------------
Oklahoma                             3.1%
-----------------------------------------
Pennsylvania                         2.8%
-----------------------------------------
Washington                           2.6%
-----------------------------------------
Ohio                                 2.6%
-----------------------------------------
New York                             2.5%
-----------------------------------------
New Jersey                           2.4%
-----------------------------------------
Virgin Islands                       2.4%
-----------------------------------------
Maryland                             2.4%
-----------------------------------------
Virginia                             2.3%
-----------------------------------------
Other                               16.0%
-----------------------------------------

Sectors
(as a % of total investments)
-----------------------------------------
Tax Obligation/Limited              29.7%
-----------------------------------------
Healthcare                          25.3%
-----------------------------------------
Housing/Multifamily                  9.6%
-----------------------------------------
Transportation                       6.9%
-----------------------------------------
Utilities                            5.3%
-----------------------------------------
Materials                            4.7%
-----------------------------------------
Consumer Staples                     4.0%
-----------------------------------------
U.S. Guaranteed                      3.5%
-----------------------------------------
Other                               11.0%
-----------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.


Shareholder
           MEETING REPORT

The annual shareholder meeting was held on August 3, 2004, at the Northern Trust
Bank, Chicago, Illinois.
                                              NQM                                 NQS                              NQU
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
                                   Common and                          Common and                        Common and
                                MuniPreferred     MuniPreferred     MuniPreferred     MuniPreferred   MuniPreferred   MuniPreferred
                                shares voting     shares voting     shares voting     shares voting   shares voting   shares voting
                                     together          together          together          together        together        together
                                   as a class        as a class        as a class        as a class      as a class      as a class
====================================================================================================================================
Robert P. Bremner
      For                          32,438,640                --        30,776,203                --      48,595,551              --
      Withhold                        342,092                --           403,970                --         578,568              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                        32,780,732                --        31,180,173                --      49,174,119              --
====================================================================================================================================
Lawrence H. Brown
      For                          32,422,996                --        30,784,862                --      48,588,457              --
      Withhold                        357,736                --           395,311                --         585,662              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                        32,780,732                --        31,180,173                --      49,174,119              --
====================================================================================================================================
Jack B. Evans
      For                          32,420,686                --        30,774,076                --      48,564,894              --
      Withhold                        360,046                --           406,097                --         609,225              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                        32,780,732                --        31,180,173                --      49,174,119              --
====================================================================================================================================
William C. Hunter
      For                          32,419,487                --        30,777,663                --      48,545,765              --
      Withhold                        361,245                --           402,510                --         628,354              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                        32,780,732                --        31,180,173                --      49,174,119              --
====================================================================================================================================
William J. Schneider
      For                                  --            11,417                --            10,354              --          17,381
      Withhold                             --                33                --                72              --              69
------------------------------------------------------------------------------------------------------------------------------------
      Total                                --            11,450                --            10,426              --          17,450
====================================================================================================================================
Timothy R. Schwertfeger
      For                                  --            11,417                --            10,354              --          17,397
      Withhold                             --                33                --                72              --              53
------------------------------------------------------------------------------------------------------------------------------------
      Total                                --            11,450                --            10,426              --          17,450
====================================================================================================================================
Judith M. Stockdale
      For                          32,421,258                --        30,754,566                --      48,519,159              --
      Withhold                        359,474                --           425,607                --         654,960              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                        32,780,732                --        31,180,173                --      49,174,119              --
====================================================================================================================================


                                       15

Shareholder
     MEETING REPORT (continued)

                                                                                  NPF                              NMZ
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                       Common and                        Common and
                                                                    MuniPreferred     MuniPreferred   MuniPreferred   MuniPreferred
                                                                    shares voting     shares voting   shares voting   shares voting
                                                                         together          together        together        together
                                                                       as a class        as a class      as a class      as a class
====================================================================================================================================
Robert P. Bremner
      For                                                              17,956,517                --      22,645,136              --
      Withhold                                                            265,226                --         146,402              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                            18,221,743                --      22,791,538              --
====================================================================================================================================
Lawrence H. Brown
      For                                                              17,946,285                --      22,637,898              --
      Withhold                                                            275,458                --         153,640              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                            18,221,743                --      22,791,538              --
====================================================================================================================================
Jack B. Evans
      For                                                              17,948,881                --      22,638,669              --
      Withhold                                                            272,862                --         152,869              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                            18,221,743                --      22,791,538              --
====================================================================================================================================
William C. Hunter
      For                                                              17,938,514                --      22,638,454              --
      Withhold                                                            283,229                --         153,084              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                            18,221,743                --      22,791,538              --
====================================================================================================================================
William J. Schneider
      For                                                                      --             6,334              --           5,981
      Withhold                                                                 --                30              --               1
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                    --             6,364              --           5,982
====================================================================================================================================
Timothy R. Schwertfeger
      For                                                                      --             6,334              --           5,981
     Withhold                                                                  --                30              --               1
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                    --             6,364              --           5,982
====================================================================================================================================
Judith M. Stockdale
      For                                                              17,949,506                --      22,645,584              --
     Withhold                                                             272,237                --         145,954              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                            18,221,743                --      22,791,538              --
====================================================================================================================================

Report of
      INDEPENDENT REGISTERED
      PUBLIC ACCOUNTING FIRM



THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.
NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc. and Nuveen Municipal High Income Opportunity Fund as of October 31, 2004, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., and Nuveen Municipal High Income Opportunity Fund at October 31, 2004, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                                            /s/Ernst & Young LLP

Chicago, Illinois
December 15, 2004

                            Nuveen Investment Quality Municipal Fund, Inc. (NQM)
                            Portfolio of
                                    INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.7% (0.4% OF TOTAL INVESTMENTS)

$       4,000   Northern Tobacco Securitization Corporation, Alaska,                  6/10 at 100.00         BBB     $    3,780,480
                 Tobacco Settlement Asset-Backed Bonds, Series 2000,
                 6.500%, 6/01/31


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.4% (0.9% OF TOTAL INVESTMENTS)

        2,780   Arkansas Development Finance Authority, Home Mortgage                 7/08 at 101.50         AAA          2,872,491
                 Revenue Bonds, FNMA/GNMA  Mortgage-Backed Securities
                 Program, Series 1998A, 5.150%, 7/01/17

                Van Buren County, Arkansas, Sales and Use Tax Revenue Refunding
                and Construction Bonds, Series 2000:
        1,055    5.600%, 12/01/25 - AMBAC Insured                                    12/10 at 100.00         Aaa          1,170,016
        3,600    5.650%, 12/01/31 - AMBAC Insured                                    12/10 at 100.00         Aaa          3,992,688


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 18.0% (11.9% OF TOTAL INVESTMENTS)

        8,280   Alameda County, California, Certificates of Participation,            9/06 at 102.00         AAA          9,023,461
                 Alameda County Public Facilities Corporation, Series 1991,
                 6.000%, 9/01/21 (Pre-refunded to 9/01/06) - MBIA Insured

       10,000   California, General Obligation Bonds, Series 2003,                    8/13 at 100.00           A         10,607,700
                 5.250%, 2/01/25

        2,500   California, Economic Recovery Revenue Bonds, Series 2004A,              No Opt. Call         AA-          2,855,125
                 5.250%, 7/01/14

        5,925   California State Public Works Board, Lease Revenue Refunding         12/04 at 101.00         Aa2          5,996,456
                 Bonds, Various University of California Projects,
                 Series 1993A, 5.500%, 6/01/21

        1,900   Chula Vista, California, Industrial Development Revenue               6/14 at 102.00          A2          2,037,636
                 Bonds, San Diego Gas and Electric Company, Series 1996A,
                 5.300%, 7/01/21

        9,740   Huntington Park Redevelopment Agency, California, Single                No Opt. Call         AAA         14,269,003
                 Family Residential Mortgage Revenue Refunding Bonds,
                 Series 1986A, 8.000%, 12/01/19

        5,730   Los Angeles Unified School District, California, General              7/12 at 100.00         AAA          6,110,988
                 Obligation Bonds, Series 2002E, 5.125%, 7/01/22 -
                 MBIA Insured

        1,030   Natomas Union School District, Sacramento County,                       No Opt. Call         AAA          1,254,097
                 California, General Obligation Refunding Bonds,
                 Series 1999, 5.950%, 9/01/21 - MBIA Insured

       15,770   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA         22,026,590
                 County, California, Revenue Refunding Bonds,
                 Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 -
                 MBIA Insured

       13,145   Perris, California, GNMA Mortgage-Backed Securities                     No Opt. Call         AAA         18,134,579
                 Program Single Family Mortgage Revenue Bonds,
                 Series 1988B, 8.200%, 9/01/23 (Alternative Minimum Tax)

        3,415   Rancho Mirage Joint Powers Financing Authority, California,           7/14 at 100.00          A3          3,638,990
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.875%, 7/01/26

                San Joaquin Hills Transportation Corridor Agency, California,
                Toll Road Revenue Refunding Bonds, Series 1997A:
        6,175    0.000%, 1/15/28 - MBIA Insured                                         No Opt. Call         AAA          1,823,354
        8,135    0.000%, 1/15/34 - MBIA Insured                                         No Opt. Call         AAA          1,722,830
       17,195    0.000%, 1/15/35 - MBIA Insured                                         No Opt. Call         AAA          3,442,955


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.6% (3.1% OF TOTAL INVESTMENTS)

          165   Colorado Housing Finance Authority, Single Family Program             5/06 at 105.00         Aa2            167,006
                 Senior Bonds, Series 1996B, 7.450%, 11/01/27

       12,450   Denver City and County, Colorado, Airport System Revenue             11/10 at 100.00         AAA         13,910,136
                 Refunding Bonds, Series 2000A, 6.000%, 11/15/19
                 (Alternative Minimum Tax) - AMBAC Insured

        3,200   Denver City and County, Colorado, Special Facilities Airport          4/05 at 100.00         N/R          2,304,000
                 Revenue Bonds, United Air Lines Corporation, Series 1992A,
                 6.875%, 10/01/32 (Alternative Minimum Tax) #

        7,865   El Paso County School District 11, Colorado Springs,                 12/07 at 125.00         AA-         10,282,858
                 Colorado, General Obligation Improvement Bonds,
                 Series 1996, 7.125%, 12/01/21


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 6.0% (4.0% OF TOTAL INVESTMENTS)

$       3,000   District of Columbia, General Obligation Bonds, Series 1998B,           No Opt. Call         AAA     $    3,624,900
                 6.000%, 6/01/16 - MBIA Insured

       15,950   District of Columbia, Revenue Bonds, Georgetown University,            4/11 at 31.03         AAA          3,471,677
                 Series 2001A, 0.000%, 4/01/31 - MBIA Insured

       23,645   District of Columbia Water and Sewerage Authority, Public             4/09 at 160.00         AAA         27,443,569
                 Utility Revenue Bonds, Series 1998, 5.500%, 10/01/23 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        3,200   Hillsborough County Industrial Development Authority,                 4/10 at 101.00         N/R          3,502,336
                 Florida, Exempt Facilities Revenue Bonds, National Gypsum
                 Company Apollo Beach Project, Series 2000B,
                 7.125%, 4/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 5.5% (3.7% OF TOTAL INVESTMENTS)

       17,500   Atlanta, Georgia, Airport General Revenue Refunding                   1/10 at 101.00         AAA         20,008,625
                 Bonds, Series 2000A, 5.600%, 1/01/30 (Pre-refunded
                 to 1/01/10) - FGIC Insured

        2,000   Dalton Development Authority, Georgia, Revenue Certificates,            No Opt. Call         AAA          2,238,540
                 Hamilton Health Care System Inc., Series 1996,
                 5.500%, 8/15/26 - MBIA Insured

        5,980   Fulton County Development Authority, Georgia, Revenue                 9/11 at 102.00         AAA          6,621,953
                 Bonds, Georgia State University - TUFF/Atlanta Housing
                 LLC, Series 2001A, 5.500%, 9/01/22 - AMBAC Insured

        2,250   Georgia Municipal Electric Authority, Project One Special               No Opt. Call          A+          2,794,163
                 Obligation Bonds, Fourth Crossover Series 1997E,
                 6.500%, 1/01/20


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.9% (0.6% OF TOTAL INVESTMENTS)

        4,810   Boise City, Idaho, Revenue Refunding Bonds, Series 2001A,            12/11 at 100.00         Aaa          5,148,961
                 5.375%, 12/01/31 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 10.4% (6.9% OF TOTAL INVESTMENTS)

        4,705   Bourbonnais, Illinois, Revenue Bonds, Olivet Nazarene                 3/10 at 101.00          AA          5,289,879
                 University, Series 2000, 6.250%, 3/01/20 - RAAI Insured

        9,000   Chicago, Illinois, Special Facility Revenue Bonds, O'Hare               No Opt. Call         N/R          3,240,000
                 International Airport, United Air Lines Inc. Project,
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13) #

        4,775   Chicago Public Building Commission, Illinois, General                 3/13 at 100.00         AAA          5,112,258
                 Obligation Lease Bonds, Chicago Transit Authority,
                 Series 2003, 5.250%, 3/01/23 - AMBAC Insured

        2,110   Illinois Development Finance Authority, Local Government              1/11 at 100.00         Aaa          2,418,060
                 Program Revenue Bonds, Elmhurst Community Unit School
                 District 205 Project, Series 2000, 6.000%, 1/01/19 -
                 FSA Insured

                Illinois Finance Authority, Revenue Bonds, OSF Healthcare
                System, Series 2004:
        2,500    5.250%, 11/15/21                                                     5/14 at 100.00           A          2,605,700
        1,000    5.250%, 11/15/22                                                     5/14 at 100.00           A          1,038,380

       12,725   Kane, Cook and DuPage Counties School District 46, Elgin,               No Opt. Call         Aaa         16,370,713
                 Illinois, General Obligation School Bonds, Series 1997,
                 7.800%, 1/01/12 - FSA Insured

        6,300   Madison County Community Unit School District 7,                        No Opt. Call         AAA          7,325,703
                 Edwardsville, Illinois, School Building Bonds, Series 1994,
                 5.850%, 2/01/13 - FGIC Insured

        3,585   Pekin, Illinois, FHA-Insured Section 8 Multifamily Housing           11/04 at 102.00         AAA          3,662,328
                 Revenue Refunding Bonds, United Auto Workers Senior
                 Center, Series 1992A, 6.875%, 5/01/22

        5,390   Regional Transportation Authority, Cook, DuPage, Kane,                  No Opt. Call         AAA          6,307,001
                 Lake, McHenry and Will Counties, Illinois, General
                 Obligation Bonds, Series 1992A, 9.000%, 6/01/07 -
                 AMBAC Insured

          860   Regional Transportation Authority, Cook, DuPage, Kane, Lake,            No Opt. Call         AAA          1,006,312
                 McHenry and Will Counties, Illinois, General Obligation
                 Bonds, Series 1992B, 9.000%, 6/01/07 - AMBAC Insured

        1,180   Will County School District 17, Channahon, Illinois, General            No Opt. Call         Aaa          1,623,208
                 Obligation School Building Bonds, Series 2001,
                 8.400%, 12/01/13 - AMBAC Insured

                Will County High School District 204, Joliet, Illinois, General
                Obligation Bonds, Series 2001:
        1,145    8.700%, 12/01/13 - FSA Insured                                         No Opt. Call         AAA          1,601,237
        1,300    8.700%, 12/01/14 - FSA Insured                                         No Opt. Call         AAA          1,856,530


                                       19


                        Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.5% (2.3% OF TOTAL INVESTMENTS)

$       5,530   Allen County Jail Building Corporation, Indiana, First Mortgage       4/11 at 101.00         Aa3     $    6,124,309
                 Bonds, Series 2000, 5.750%, 4/01/20

        1,880   Indianapolis, Indiana, GNMA Collateralized Multifamily                7/10 at 102.00         Aaa          2,002,802
                 Housing Mortgage Revenue Bonds, Cloverleaf Apartments
                 Project Phase I, Series 2000, 6.000%, 1/20/31

        5,065   Metropolitan School District Steuben County K-5 Building              7/10 at 101.00         AAA          5,967,330
                 Corporation, Indiana, First Mortgage Bonds, Series 2000,
                 6.125%, 1/15/21 (Pre-refunded to 7/15/10) - FSA Insured

        2,495   Shelbyville, Indiana, GNMA Collateralized Multifamily                 7/10 at 102.00         Aaa          2,657,649
                 Housing Revenue Bonds, Blueridge Terrace Project,
                 Series 2000, 6.050%, 1/20/36

        2,765   Wayne County Jail Holding Corporation, Indiana, First                 1/13 at 101.00         AAA          3,204,829
                 Mortgage Bonds, Series 2001, 5.750%, 7/15/14 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.2% (0.8% OF TOTAL INVESTMENTS)

        1,560   Sedgwick and Shawnee Counties, Kansas, GNMA                             No Opt. Call         Aaa          1,595,927
                 Mortgage-Backed Securities Program Single Family
                 Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29
                 (Alternative Minimum Tax)

        4,030   Topeka, Kansas, Industrial Revenue Refunding Bonds,                   8/16 at 100.00         AAA          5,520,455
                 Sunwest Hotel Corporation, Series 1988,
                 9.500%, 10/01/16 (Alternative Minimum Tax)
                 (Pre-refunded to 8/15/16)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 2.6% (1.7% OF TOTAL INVESTMENTS)

        2,000   Jefferson County, Kentucky, Health Facilities Revenue                 1/07 at 102.00         AAA          2,164,740
                 Refunding Bonds, Jewish Hospital HealthCare Services
                 Inc., Series 1996, 5.700%, 1/01/21 - AMBAC Insured

       12,500   Jefferson County, Kentucky, Pollution Control Revenue                 4/05 at 102.00         AAA         12,972,625
                 Bonds, Louisville Gas and Electric Company, Series 1995A,
                 5.900%, 4/15/23 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.7% (2.4% OF TOTAL INVESTMENTS)

        1,780   East Baton Rouge Mortgage Finance Authority, Louisiana,              10/07 at 102.00         Aaa          1,802,214
                 GNMA/FNMA Mortgage-Backed Securities Program Family
                 Mortgage Revenue Refunding Bonds, Series 1997D,
                 5.900%, 10/01/30 (Alternative Minimum Tax)

        1,055   Jefferson Parish Home Mortgage Authority, Louisiana,                 12/09 at 103.00         Aaa          1,101,536
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 2000A-2, 7.500%, 12/01/30 (Alternative Minimum Tax)

                Jefferson Parish Home Mortgage Authority, Louisiana, Single
                Family Mortgage Revenue Bonds, Series 2000G-2:
        1,320    5.550%, 6/01/32 (Alternative Minimum Tax)                           12/10 at 102.00         Aaa          1,358,108
        2,075    6.300%, 6/01/32 (Alternative Minimum Tax)                           12/10 at 102.00         Aaa          2,253,927

       11,545   Orleans Parish School Board, Louisiana, General Obligation              No Opt. Call         AAA         14,489,437
                 Refunding Bonds, Series 1987, 9.000%, 2/01/09 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.4% (0.3% OF TOTAL INVESTMENTS)

        2,500   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00         BBB          2,559,825
                 Revenue Bonds, Medstar Health, Series 2004,
                 5.375%, 8/15/24


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 4.3% (2.9% OF TOTAL INVESTMENTS)

       12,000   Massachusetts, General Obligation Bonds, Consolidated                10/10 at 100.00         AAA         13,746,600
                 Loan, Series 2000C, 5.750%, 10/01/19 (Pre-refunded
                 to 10/01/10)

        5,225   Massachusetts Development Financing Authority,                       12/09 at 102.00         N/R          5,043,588
                 Assisted Living Revenue Bonds, Prospect House
                 Apartments, Series 1999, 7.000%, 12/01/31

        1,640   Massachusetts Health and Educational Facilities Authority,            7/11 at 100.00         BBB          1,757,326
                 Revenue Bonds, UMass Memorial Health Care,
                 Series 2001C, 6.500%, 7/01/21

        2,000   Massachusetts Industrial Finance Agency, Resource                    12/08 at 102.00         BBB          1,998,680
                 Recovery Revenue Refunding Bonds, Ogden Haverhill
                 Project, Series 1998A, 5.600%, 12/01/19 (Alternative
                 Minimum Tax)

        2,000   Massachusetts, Special Obligation Dedicated Tax Revenue               1/14 at 100.00         AAA          2,173,440
                 Bonds, Series 2004, 5.250%, 1/01/22 - FGIC Insured


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 4.1% (2.7% OF TOTAL INVESTMENTS)

$       4,250   Detroit City School District, Wayne County, Michigan,                 5/12 at 100.00         AAA     $    4,792,768
                 Unlimited Tax School Building and Site Improvement
                 Bonds, Series 2001A, 5.500%, 5/01/20 - FSA Insured

       10,215   Detroit, Michigan, Water Supply System Revenue Refunding                No Opt. Call         AAA         12,749,137
                 Bonds, Series 1993, 6.500%, 7/01/15 - FGIC Insured

        5,100   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/11 at 101.00         AAA          5,968,734
                 Bonds, Series 2001A, 5.750%, 7/01/28 (Pre-refunded
                 to 7/01/11) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 6.2% (4.1% OF TOTAL INVESTMENTS)

        6,250   Cohasset, Minnesota, Pollution Control Revenue Bonds,                 7/14 at 100.00           A          6,392,875
                 Allete Inc., Series 2004, 4.950%, 7/01/22

        5,000   Dakota and Washington Counties Housing and                              No Opt. Call         AAA          7,301,750
                 Redevelopment Authority, Minnesota, GNMA
                 Mortgage-Backed Securities Program Single Family
                 Residential Mortgage Revenue Bonds, Series 1988,
                 8.450%, 9/01/19 (Alternative Minimum Tax)

       20,000   Minnesota Agricultural and Economic Development Board,               11/10 at 101.00           A         21,768,800
                 Healthcare System Revenue Bonds, Fairview Hospital
                 and Healthcare Services, Series 2000A, 6.375%, 11/15/29


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,275   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          1,285,570
                 Revenue Bonds, Baptist Memorial Health Care,
                 Series 2004B-1, 5.000%, 9/01/24


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.5% (1.0% OF TOTAL INVESTMENTS)

        7,565   Kansas City Industrial Development Authority, Missouri,               1/07 at 102.00         AAA          8,046,739
                 FNMA Multifamily Housing Revenue Bonds, Royal Woods
                 Apartments Project, Series 1997, 5.600%, 1/01/30
                 (Alternative Minimum Tax) (Mandatory put 1/01/10)

          285   Missouri Housing Development Commission, GNMA/FNMA                    3/07 at 105.00         AAA            286,194
                 Single Family Mortgage Revenue Bonds, Homeownership
                 Loan Program, Series 1997A-2, 7.300%, 3/01/28
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.9% (1.3% OF TOTAL INVESTMENTS)

        2,875   NebHelp Inc., Nebraska, Student Loan Program, Revenue                 3/05 at 101.50         AAA          2,881,009
                 Bonds, Series 1993B, 5.875%, 6/01/14 (Alternative
                 Minimum Tax) - MBIA Insured

        8,030   Nebraska Investment Finance Authority, Single Family                  3/05 at 101.50         AAA          8,178,635
                 Housing Revenue Bonds, Series 1995B, 6.450%, 3/01/35
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 5.0% (3.3% OF TOTAL INVESTMENTS)

       11,000   Clark County School District, Nevada, General Obligation              6/12 at 100.00         AAA         12,437,590
                 Bonds, Series 2002C, 5.500%, 6/15/19 - MBIA Insured

       14,530   Director of Nevada State Department of Business                       1/10 at 102.00         AAA         16,049,257
                 and Industry, Revenue Bonds, Las Vegas Monorail Project,
                 First Tier, Series 2000, 5.625%, 1/01/34 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.0% (0.6% OF TOTAL INVESTMENTS)

        3,400   New Jersey Transportation Trust Fund Authority,                       6/13 at 100.00          A+          3,746,698
                 Transportation System Bonds, Series 2003C, 5.500%, 6/15/22

        2,000   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB          1,860,500
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.4% (0.3% OF TOTAL INVESTMENTS)

                Farmington, New Mexico, Hospital Revenue Bonds,
                San Juan Regional Medical Center Inc., Series 2004A:
          880    5.125%, 6/01/17                                                      6/14 at 100.00          A3            929,509
        1,295    5.125%, 6/01/19                                                      6/14 at 100.00          A3          1,351,773


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 16.5% (10.9% OF TOTAL INVESTMENTS)

                New York City, New York, General Obligation Bonds,
                Fiscal Series 1997G:
        1,235    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                         10/07 at 101.00         Aaa          1,387,103
        7,250    6.000%, 10/15/26                                                    10/07 at 101.00           A          7,940,708

        5,000   New York City, New York, General Obligation Bonds,                    6/13 at 100.00           A          5,519,400
                 Fiscal Series 2003J, 5.500%, 6/01/20

        3,600   New York City, New York, General Obligation Bonds,                    8/14 at 100.00           A          4,007,988
                 Fiscal Series 2004B, 5.250%, 8/01/15


                                       21


                        Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       5,000   New York City, New York, General Obligation Bonds, Fiscal             8/14 at 100.00           A     $    5,415,600
                 Series 2004C, 5.250%, 8/15/20

       10,000   New York City Municipal Water Finance Authority,                      6/14 at 100.00         AA+         10,664,400
                 New York, Water and Sewerage System Revenue
                 Bonds, Fiscal Series 2004C, 5.000%, 6/15/22

        4,535   New York City Municipal Water Finance Authority,                      6/06 at 101.00         AAA          4,846,781
                 New York, Water and Sewerage System Revenue
                 Bonds, Fiscal Series 1996B, 5.750%, 6/15/26 -
                 MBIA Insured

        3,300   New York City Municipal Water Finance Authority,                      6/10 at 101.00      AA+***          3,963,564
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2000B, 6.500%, 6/15/31 (Pre-refunded
                 to 6/15/10)

        5,000   New York City Transitional Finance Authority, New York,               5/10 at 101.00         AA+          5,499,600
                 Future Tax Secured Bonds, Fiscal Series 2000C,
                 5.500%, 11/01/24

        5,570   New York City Transitional Finance Authority, New York,               2/14 at 100.00         AA+          5,928,262
                 Future Tax Secured Bonds, Fiscal Series 2004C,
                 5.000%, 2/01/22

        5,000   New York State Municipal Bond Bank Agency, Special                    6/13 at 100.00          A+          5,420,100
                 School Purpose Revenue Bonds, Series 2003C,
                 5.250%, 12/01/19

        3,000   New York State Power Authority, General Revenue Bonds,               12/05 at 100.00         Aa2          3,117,360
                 Series 2000A, 5.500%, 11/15/16

       16,445   Port Authority of New York and New Jersey, Special Project              No Opt. Call         AAA         19,841,386
                 Bonds, JFK International Air Terminal LLC, Sixth
                 Series 1997, 7.000%, 12/01/12 (Alternative Minimum Tax) -
                 MBIA Insured

                New York City Sales Tax Asset Receivable Corporation, New York,
                Local Government Assistance Corporation Dedicated Revenue Bonds,
                Series 2004A:
        3,225    5.000%, 10/15/24 (WI, settling 11/04/04) - MBIA Insured             10/14 at 100.00         AAA          3,421,048
        1,665    5.000%, 10/15/25 (WI, settling 11/04/04) - MBIA Insured             10/14 at 100.00         AAA          1,755,143

        5,400   New York State Tobacco Settlement Financing Corporation,              6/10 at 100.00         AA-          5,890,806
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/16


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 5.6% (3.7% OF TOTAL INVESTMENTS)

        2,795   Charlotte, North Carolina, FHA-Insured Mortgage Revenue              11/07 at 100.00         AAA          2,960,492
                 Bonds, Double Oaks Apartments, Series 1992,
                 7.350%, 5/15/26

       19,775   North Carolina Eastern Municipal Power Agency, Power                  1/07 at 102.00         AAA         21,555,937
                 System Revenue Refunding Bonds, Series 1996B,
                 5.875%, 1/01/21 - MBIA Insured

        7,420   North Carolina Medical Care Commission, Health System                10/11 at 101.00          AA          7,761,988
                 Revenue Bonds, Mission-St. Joseph's Health System,
                 Series 2001, 5.250%, 10/01/26


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.6% (1.0% OF TOTAL INVESTMENTS)

        8,650   Cuyahoga County, Ohio, Hospital Revenue and Improvement               2/09 at 101.00          A-          9,026,794
                 Bonds, MetroHealth System, Series 1999, 6.150%, 2/15/29


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.5% (0.4% OF TOTAL INVESTMENTS)

        3,300   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding            6/09 at 100.00          B-          3,097,314
                 Bonds, American Airlines Inc., Series 2000B, 6.000%, 6/01/35
                 (Alternative Minimum Tax) (Mandatory put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.2% (2.1% OF TOTAL INVESTMENTS)

       11,000   Pennsylvania, General Obligation Bonds, Second                       10/09 at 101.00         AAA         12,679,590
                 Series 1999, 5.750%, 10/01/18 (Pre-refunded to
                 10/01/09) - MBIA Insured

        5,000   Philadelphia, Pennsylvania, General Obligation Bonds,                 3/11 at 100.00         AAA          5,508,100
                 Series 2001, 5.250%, 9/15/18 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.3% (0.3% OF TOTAL INVESTMENTS)

        1,500   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          1,640,625
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 6.4% (4.2% OF TOTAL INVESTMENTS)

        4,535   Newport Housing Development Corporation, Rhode Island,                  No Opt. Call         AAA          5,162,191
                 FHA-Insured Section 8 Assisted  Multifamily Mortgage
                 Revenue Refunding Bonds, Broadway-West Broadway
                 Apartments, Series 1995A, 6.800%, 8/01/24

       24,000   Rhode Island Health and Educational Building Corporation,             5/07 at 102.00         AAA         26,207,040
                 Hospital Financing Revenue Bonds, Lifespan Obligated
                 Group, Series 1996, 5.750%, 5/15/23 - MBIA Insured

        5,610   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB          5,329,724
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.000%, 6/01/23


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.3% (1.5% OF TOTAL INVESTMENTS)

$       2,000   Berkeley County School District, South Carolina, Installment         12/13 at 100.00          A-     $    2,085,020
                 Purchase Revenue Bonds, Securing Assets for Education,
                 Series 2003, 5.250%, 12/01/24

        4,405   Dorchester County School District 2, South Carolina,                 12/14 at 100.00           A          4,637,496
                 Installment Purchase Revenue Bonds, Growth Series 2004,
                 5.250%, 12/01/23

        6,500   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00          A-          6,703,255
                 Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.625%, 11/15/30


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,750   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00          A+          1,828,733
                 Revenue Bonds, Sioux Valley Hospitals and Health System,
                 Series 2004A, 5.500%, 11/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.5% (0.4% OF TOTAL INVESTMENTS)

        3,000   Knox County Health, Educational and Housing Facilities                4/12 at 101.00        Baa3          3,046,620
                 Board, Tennessee, Hospital Revenue Bonds, Baptist
                 Health System of East Tennessee Inc., Series 2002,
                 6.500%, 4/15/31


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 16.4% (10.9% OF TOTAL INVESTMENTS)

        3,135   Austin Housing Finance Corporation, Texas, GNMA                      12/10 at 105.00         Aaa          3,538,380
                 Collateralized Mortgage Loan Multifamily Housing Revenue
                 Bonds, Santa Maria Village Project, Series 2000A,
                 7.375%, 6/20/35 (Alternative Minimum Tax)

       13,270   Bexar County Housing Finance Corporation, Texas,                      5/16 at 100.00         N/R         12,942,895
                 Multifamily Housing Revenue Bonds, American Opportunity
                 for Housing, Series 2001A, 7.500%, 5/01/33

        2,975   Bexar County Housing Finance Corporation, Texas,                      5/16 at 100.00         N/R          2,845,171
                 Multifamily Housing Revenue Bonds, American
                 Opportunity for Housing, Series 2001B, 8.250%, 5/01/33

                Clear Creek Independent School District, Galveston and Harris
                Counties, Texas, Unlimited Tax Schoolhouse and Refunding Bonds,
                Series 2000:
       18,075    5.500%, 2/15/22 (Pre-refunded to 2/15/10)                            2/10 at 100.00         AAA         20,450,597
          635    5.500%, 2/15/22                                                      2/10 at 100.00         AAA            701,345

                Harris County Hospital District, Texas, Revenue Refunding
                Bonds, Series 1990:
        4,555    7.400%, 2/15/10 - AMBAC Insured                                        No Opt. Call         AAA          4,966,089
        6,800    7.400%, 2/15/10 - AMBAC Insured                                        No Opt. Call         AAA          7,721,944

        5,000   Harris County Hospital District, Texas, Revenue Refunding             8/10 at 100.00         AAA          5,711,550
                 Bonds, Series 2000, 6.000%, 2/15/14 - MBIA Insured

        2,256   Heart of Texas Housing Finance Corporation, GNMA                      6/10 at 105.00         AAA          2,498,791
                 Collateralized Mortgage Loan Revenue Bonds, Robinson
                 Garden Project, Series 2000A, 7.375%, 6/20/35
                 (Alternative Minimum Tax)

                Houston, Texas, Junior Lien Water and Sewerage System
                Revenue Refunding Bonds, Series 1998A:
       11,950    0.000%, 12/01/22 - FSA Insured                                         No Opt. Call         AAA          5,075,763
        4,680    0.000%, 12/01/22 - FSA Insured                                         No Opt. Call         AAA          1,956,146

        3,960   Stafford Economic Development Corporation, Texas, Sales               9/15 at 100.00         AAA          4,316,004
                 Tax Revenue Bonds, Series 2000, 5.500%, 9/01/30 -
                 FGIC Insured

        6,810   Tarrant County Health Facilities Development Corporation,            12/10 at 105.00         Aaa          7,945,636
                 Texas, GNMA Collateralized Mortgage Loan Revenue
                 Bonds, Eastview Nursing Home, Ebony Lake Nursing Center,
                 Ft. Stockton Nursing Center, Lynnhaven Nursing Center and
                 Mission Oaks Manor, Series 2000A-1, 7.500%, 12/20/22

                Texas Turnpike Authority, First Tier Revenue Bonds, Central
                Texas Turnpike System, Series 2002A:
       10,000    0.000%, 8/15/21 - AMBAC Insured                                        No Opt. Call         AAA          4,493,800
       12,000    0.000%, 8/15/23 - AMBAC Insured                                        No Opt. Call         AAA          4,752,000

        3,965   Tyler Health Facilities Development Corporation, Texas,              11/07 at 102.00         AAA          4,249,172
                 Hospital Revenue Bonds, East Texas Medical Center
                 Regional Healthcare Center, Series 1997C,
                 5.600%, 11/01/27 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,950   Virginia Beach Development Authority, Virginia,                      10/14 at 102.00         N/R          1,843,413
                 Multifamily Residential Rental Housing Revenue Bonds,
                 Hamptons and Hampton Court Apartments, Series 1999,
                 7.500%, 10/01/39 (Alternative Minimum Tax)


                                       23


                        Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 8.6% (5.7% OF TOTAL INVESTMENTS)

$      11,345   Chelan County Public Utility District 1, Washington,                    No Opt. Call         AAA     $    5,800,130
                 Columbia River-Rock Island Hydro-Electric System Revenue
                 Refunding Bonds, Series 1997A, 0.000%, 6/01/19 -
                 MBIA Insured

       17,075   Port of Seattle, Washington, Limited Tax General                     12/10 at 100.00         AA+         18,521,423
                 Obligation Bonds, Series 2000B, 5.750%, 12/01/25
                 (Alternative Minimum Tax)

        5,000   Port of Seattle, Washington, Revenue Bonds, Series 2001B,            10/11 at 100.00         AAA          5,523,450
                 5.625%, 4/01/17 (Alternative Minimum Tax) - FGIC Insured

       16,750   Port of Seattle, Washington, Revenue Bonds, Series 2000A,             8/10 at 100.00         AAA         18,412,100
                 5.625%, 2/01/30 - MBIA Insured

        1,000   Seattle, Washington, Municipal Light and Power Revenue               11/13 at 100.00         AAA          1,113,340
                 Bonds, Series 2003, 5.250%, 11/01/16 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.9% (0.6% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue               10/11 at 100.00         BBB          5,107,900
                 Bonds, Appalachian Power Company, Series 2003L,
                 5.500%, 10/01/22


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.3% (2.2% OF TOTAL INVESTMENTS)

        8,000   Badger Tobacco Asset Securitization Corporation, Wisconsin,           6/12 at 100.00         BBB          7,771,040
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

        4,850   Wisconsin, General Obligation Refunding Bonds,                          No Opt. Call         AAA          5,592,144
                 Series 2001-1, 5.500%, 5/01/13 - MBIA Insured

                Wisconsin Health and Educational Facilities Authority,
                Revenue Bonds, Eagle River Memorial Hospital
                Inc., Series 2000:
        1,000    5.750%, 8/15/20 - RAAI Insured                                       8/10 at 101.00          AA          1,102,720
        3,000    5.875%, 8/15/30 - RAAI Insured                                       8/10 at 101.00          AA          3,218,280

        1,150   Wisconsin Health and Educational Facilities Authority,                5/14 at 100.00        BBB+          1,184,960
                 Revenue Bonds, Fort Healthcare Inc., Series 2004,
                 5.750%, 5/01/24
------------------------------------------------------------------------------------------------------------------------------------
$     846,531   Total Long-Term Investments (cost $800,149,720) - 150.8%                                                865,464,708
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.1% (0.0% OF TOTAL INVESTMENTS)

          800   Puerto Rico Government Development Bank, Adjustable                                          A-1            800,000
                 Refunding Bonds, Variable Rate Demand Obligations,
                 Series 1985, 1.700%, 12/01/15 - MBIA Insured +
------------------------------------------------------------------------------------------------------------------------------------
$         800   Total Short-Term Investments (cost $800,000)                                                                800,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $800,949,720) - 150.9%                                                          866,264,708
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      8,898,897
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.4)%                                                       (301,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  574,163,605
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                    # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                                 See accompanying notes to financial statements.


                                       24


                            Nuveen Select Quality Municipal Fund, Inc. (NQS)
                            Portfolio of
                                    INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 4.0% (2.7% OF TOTAL INVESTMENTS)

$       4,000   Jefferson County, Alabama, Sewer Revenue Capital                      2/09 at 101.00         AAA     $    4,487,840
                 Improvement Warrants, Series 1999A, 5.375%, 2/01/36
                 (Pre-refunded to 2/01/09) - FGIC Insured

       10,000   Lauderdale County and Florence Health Authority, Alabama,             7/10 at 102.00         AAA         11,326,200
                 Revenue Bonds, Coffee Health Group, Series 2000A,
                 6.000%, 7/01/29 - FSA Insured

        5,155   Phenix City Industrial Development Board, Alabama,                    5/12 at 100.00         BBB          5,419,194
                 Environmental Improvement Revenue Bonds, MeadWestvaco
                 Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.4% (0.3% OF TOTAL INVESTMENTS)

        2,000   Kenai Peninsula Borough, Alaska, Revenue Bonds, Central               8/13 at 100.00         Aaa          2,100,380
                 Kenai Peninsula Hospital Service Area, Series 2003,
                 5.000%, 8/01/23 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        3,750   Salt River Project Agricultural Improvement and Power                12/13 at 100.00         AAA          4,064,513
                 District, Arizona, Electric System Revenue Bonds,
                 Series 2003, 5.000%, 12/01/18 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.1% (0.7% OF TOTAL INVESTMENTS)

        4,500   Little Rock, Arkansas, Hotel and Restaurant Gross Receipts              No Opt. Call          A3          5,617,575
                 Tax Refunding Bonds, Series 1993, 7.375%, 8/01/15


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 0.1% (0.1% OF TOTAL INVESTMENTS)

          550   California Pollution Control Financing Authority, Remarketed          4/11 at 102.00         AAA            598,400
                 Revenue Bonds, Pacific Gas and Electric Company,
                 Series 1996A, 5.350%, 12/01/16 (Alternative Minimum
                 Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 8.5% (5.6% OF TOTAL INVESTMENTS)

       11,000   Colorado Department of Transportation, Revenue                        6/10 at 100.50         AAA         12,830,180
                 Anticipation Bonds, Series 2000, 6.000%, 6/15/15
                 (Pre-refunded to 6/15/10) - AMBAC Insured

        9,250   Colorado Health Facilities Authority, Remarketed Revenue              7/06 at 102.00         AAA          9,913,595
                 Bonds, Kaiser Permanente, Series 1994A, 5.350%, 11/01/16

       16,995   Denver City and County, Colorado, Airport System Revenue             11/10 at 100.00         AAA         18,444,504
                 Refunding Bonds, Series 2000A, 5.625%, 11/15/23
                 (Alternative Minimum Tax) - AMBAC Insured

       12,355   Northwest Parkway Public Highway Authority, Colorado,                  6/11 at 40.52         AAA          3,762,345
                 Senior Lien Revenue Bonds, Series 2001B,
                 0.000%, 6/15/26 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 1.7% (1.1% OF TOTAL INVESTMENTS)

        9,285   Connecticut Development Authority, Health Facilities                  2/05 at 102.00         N/R          9,110,721
                 Revenue Refunding Bonds, Alzheimer's Resource Center
                 of Connecticut Inc., Series 1994A, 7.250%, 8/15/21


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 3.2% (2.1% OF TOTAL INVESTMENTS)

                District of Columbia, General Obligation Bonds, Series 1998B:
        5,000    6.000%, 6/01/19 - MBIA Insured                                         No Opt. Call         AAA          6,100,050
        7,265    5.250%, 6/01/26 - FSA Insured                                        6/08 at 101.00         AAA          7,666,028

        3,250   District of Columbia Tobacco Settlement Corporation,                  5/11 at 101.00         BBB          3,151,948
                 Tobacco Settlement Asset-Backed Bonds, Series 2001,
                 6.250%, 5/15/24


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.9% (1.9% OF TOTAL INVESTMENTS)

        1,710   Florida State Board of Education, Full Faith and Credit               6/05 at 101.00         AA+          1,757,213
                 Public Education Capital Outlay Refunding Bonds,
                 Series 1995E, 5.125%, 6/01/15

        4,550   JEA, Florida, Water and Sewerage System Revenue Bonds,                4/07 at 100.00         AAA          4,778,228
                 Series 2002A, 5.375%, 10/01/30 - MBIA Insured


                                       25


                        Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

                Lee County, Florida, Airport Revenue Bonds, Series 2000A:
$       3,075    5.875%, 10/01/18 (Alternative Minimum Tax) - FSA Insured            10/10 at 101.00         AAA     $    3,434,498
        4,860    5.875%, 10/01/19 (Alternative Minimum Tax) - FSA Insured            10/10 at 101.00         AAA          5,428,183


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.7% (0.5% OF TOTAL INVESTMENTS)

        3,750   Atlanta, Georgia, Airport General Revenue Bonds,                      1/10 at 101.00         AAA          3,951,338
                 Series 2000B, 5.625%, 1/01/30 (Alternative Minimum
                 Tax) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 16.5% (11.1% OF TOTAL INVESTMENTS)

        5,000   Chicago, Illinois, General Obligation Refunding Bonds,                1/06 at 102.00         AAA          5,215,950
                 Series 1996B, 5.125%, 1/01/25 - FGIC Insured

        5,865   Chicago, Illinois, General Obligation Bonds, Neighborhoods            7/10 at 101.00         AAA          7,026,857
                 Alive 21 Program, Series 2000A, 6.500%, 1/01/35
                 (Pre-refunded to 7/01/10) - FGIC Insured

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1997:
        4,000    5.750%, 12/01/20 (Pre-refunded to 12/01/07) - AMBAC Insured         12/07 at 102.00         AAA          4,503,040
        1,070    5.750%, 12/01/27 - AMBAC Insured                                    12/07 at 102.00         AAA          1,178,295
        9,230    5.750%, 12/01/27 (Pre-refunded to 12/01/07) - AMBAC Insured         12/07 at 102.00         AAA         10,390,765

        7,555   Chicago Board of Education, Illinois, Unlimited Tax General          12/07 at 102.00         AAA          7,914,089
                 Obligation Bonds, Dedicated Tax Revenues, Series 1997A,
                 5.250%, 12/01/27 - AMBAC Insured

        3,415   Chicago Board of Education, Illinois, Unlimited Tax General             No Opt. Call         AAA          1,169,364
                 Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1,
                 0.000%, 12/01/25 - FGIC Insured

        5,000   Chicago, Illinois, Special Facility Revenue Bonds, O'Hare               No Opt. Call         N/R          1,800,000
                 International Airport, United Air Lines Inc. Project,
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum
                 Tax) (Mandatory put 5/01/13) #

       15,000   Chicago, Illinois, Second Lien Passenger Facility Charge              1/11 at 101.00         AAA         15,521,700
                 Revenue Bonds, O'Hare International Airport, Series 2001A,
                 5.375%, 1/01/32 (Alternative Minimum Tax) - AMBAC Insured

                Chicago, Illinois, Second Lien Passenger Facility Charge Revenue
                Bonds, O'Hare International Airport, Series 2001C:
        3,770    5.100%, 1/01/26 (Alternative Minimum Tax) - AMBAC Insured            1/11 at 101.00         AAA          3,848,228
        5,360    5.250%, 1/01/32 (Alternative Minimum Tax) - AMBAC Insured            1/11 at 101.00         AAA          5,506,167

        2,000   Illinois Health Facilities Authority, Revenue Bonds, Midwest          2/11 at 102.00         Aaa          2,141,760
                 Care Center I Inc., Series 2001, 5.950%, 2/20/36

                Illinois Health Facilities Authority, Revenue Bonds, Condell
                Medical Center, Series 2002:
       10,000    5.750%, 5/15/22                                                      5/12 at 100.00        Baa2         10,267,200
        4,000    5.500%, 5/15/32                                                      5/12 at 100.00        Baa2          3,906,200

        4,500   Kane, McHenry, Cook and DeKalb Counties Community Unit               12/11 at 100.00         AAA          5,075,595
                 School District 300, Carpentersville, Illinois, General
                 Obligation Bonds, Series 2000, 5.500%, 12/01/18 -
                 MBIA Insured

        2,920   Metropolitan Pier and Exposition Authority, Illinois,                 6/12 at 101.00         AAA          2,997,643
                 Revenue Bonds, McCormick Place Expansion Project,
                 Series 2002A, 5.000%, 12/15/28 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.9% (1.2% OF TOTAL INVESTMENTS)

        1,645   Indiana Housing Finance Authority, Single Family Mortgage             1/10 at 100.00         Aaa          1,727,464
                 Revenue Bonds, Series 2000D-3, 5.950%, 7/01/26
                 (Alternative Minimum Tax)

        7,660   St. Joseph County Hospital Authority, Indiana, Revenue                2/11 at 100.00         AAA          8,140,205
                 Bonds, Memorial Health System, Series 2000,
                 5.625%, 8/15/33 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.7% (1.2% OF TOTAL INVESTMENTS)

        5,000   Burlington, Kansas, Environmental Improvement Revenue                   No Opt. Call          A3          5,241,950
                 Bonds, Kansas City Power and Light Company Project,
                 Series 1998A, 4.750%, 9/01/15 (Mandatory put 10/01/07)

        3,790   Kansas Department of Transportation, Highway Revenue                  3/14 at 100.00         AA+          4,014,520
                 Bonds, Series 2004A, 5.000%, 3/01/23


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.5% (0.4% OF TOTAL INVESTMENTS)

        2,875   Lakeland Wesley Village Inc., Kentucky, FHA-Insured                  11/04 at 100.00         N/R          2,907,861
                 Section 8 Assisted Multifamily Housing Mortgage
                 Revenue Refunding Bonds, Lakeland Wesley Village I
                 Elderly Project, Series 1991, 7.500%, 11/01/21


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.6% (1.1% OF TOTAL INVESTMENTS)

$       7,500   Maryland Health and Higher Educational Facilities                     7/09 at 101.00       AA***     $    8,686,650
                 Authority, Revenue Bonds, Johns Hopkins University,
                 Series 1999, 6.000%, 7/01/39 (Pre-refunded to 7/01/09)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.0% (0.6% OF TOTAL INVESTMENTS)

        3,545   Boston Housing Development Corporation, Massachusetts,                1/05 at 101.00         AAA          3,580,344
                 FHA-Insured Section 8 Mortgage Loan Project Bonds,
                 Series 1994A, 5.500%, 7/01/24 - MBIA Insured

        1,430   Massachusetts Educational Finance Authority, Student                 12/09 at 101.00         AAA          1,481,237
                 Loan Revenue Refunding Bonds, Series 2000G,
                 5.700%, 12/01/11 (Alternative Minimum Tax) -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 8.7% (5.8% OF TOTAL INVESTMENTS)

       10,000   Detroit, Michigan, Sewerage Disposal System Revenue                   1/10 at 101.00         AAA         11,500,100
                 Bonds, Series 1999A, 5.750%, 7/01/26 (Pre-refunded to
                 1/01/10) - FGIC Insured

        3,625   Fowlerville Community Schools, Ingham, Livingston and                 5/07 at 100.00         AAA          3,937,258
                 Shiawassee Counties, Michigan, School Building and Site
                 Bonds, Series 1996, 5.600%, 5/01/26 (Pre-refunded
                 to 5/01/07) - MBIA Insured

        3,275   Michigan State Hospital Finance Authority, Revenue                    2/05 at 101.00         Ba3          3,089,799
                 Refunding Bonds, Detroit Medical Center Obligated
                 Group, Series 1993A, 6.500%, 8/15/18

        6,525   Michigan State Hospital Finance Authority, Revenue Bonds,            11/09 at 101.00         AAA          7,497,878
                 Ascension Health Credit Group, Series 1999A,
                 5.750%, 11/15/16 (Pre-refunded to 11/15/09) -
                 MBIA Insured

        6,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/11 at 100.00          A-          6,223,080
                 Pollution Control Revenue Refunding Bonds, Fixed Rate
                 Conversion, Detroit Edison Company, Series 1999C,
                 5.650%, 9/01/29 (Alternative Minimum Tax)

        7,500   Michigan Strategic Fund, Limited Obligation Revenue                  12/12 at 100.00         AAA          7,853,250
                 Refunding Bonds, Detroit Edison Company, Series 2002C,
                 5.450%, 12/15/32 (Alternative Minimum Tax) - XLCA Insured

        5,900   Royal Oak Hospital Finance Authority, Michigan, Hospital             11/11 at 100.00         AAA          6,117,592
                 Revenue Bonds, William Beaumont Hospital,
                 Series 2001M, 5.250%, 11/15/35 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.2% (1.5% OF TOTAL INVESTMENTS)

          220   Chisago and Stearns Counties and Southcentral                         3/05 at 102.85         AAA            226,354
                 Minnesota Multi-County Housing and Redevelopment
                 Authority, FNMA Mortgage-Backed Securities Program
                 Single Family Mortgage Revenue Bonds, Series
                 1994B, 7.050%, 9/01/27 (Alternative Minimum Tax)

        7,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          7,383,880
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/32 - FGIC Insured

        4,095   Minnesota Housing Finance Agency, Single Family Mortgage              7/09 at 100.00         AA+          4,118,669
                 Bonds, Series 2000C, 6.100%, 7/01/30 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,475   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          2,495,518
                 Revenue Bonds, Baptist Memorial Health Care,
                 Series 2004B-1, 5.000%, 9/01/24


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,500   Missouri-Illinois Metropolitan District Bi-State                     10/13 at 100.00         AAA          1,546,545
                 Development Agency, Mass Transit Sales Tax Appropriation
                 Bonds, Metrolink Cross County Extension Project,
                 Series 2002B, 5.000%, 10/01/32 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.2% (0.8% OF TOTAL INVESTMENTS)

        6,155   Nebraska Investment Finance Authority, Single Family                  3/05 at 101.50         AAA          6,236,923
                 Housing Revenue Bonds, Series 1995A, 6.800%, 3/01/35
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 8.4% (5.6% OF TOTAL INVESTMENTS)

        4,885   Clark County, Nevada, Limited Tax General Obligation                  7/10 at 100.00          AA          5,453,956
                 Bank Bonds, Series 2000, 5.500%, 7/01/18

        7,500   Clark County, Nevada, Subordinate Lien Airport Revenue                7/10 at 101.00         AAA          8,782,050
                 Bonds, Series 1999A, 6.000%, 7/01/29 (Pre-refunded
                 to 7/01/10) - MBIA Insured

       10,000   Clark County School District, Nevada, Limited Tax General             6/06 at 101.00         AAA         10,752,800
                 Obligation School Improvement Bonds, Series 1996,
                 6.000%, 6/15/15 (Pre-refunded to 6/15/06) - FGIC Insured

        1,950   Director of Nevada State Department of Business and                   1/10 at 102.00         AAA          2,153,502
                  Industry, Revenue Bonds, Las Vegas Monorail Project,
                 First Tier, Series 2000, 5.625%, 1/01/32 - AMBAC Insured


                                       27


                        Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA (continued)

$      10,000   Truckee Meadows Water Authority, Nevada, Water Revenue                7/11 at 100.00         AAA     $   10,429,800
                 Bonds, Series 2001A, 5.250%, 7/01/34 - FSA Insured

        6,000   Washoe County, Nevada, Reno-Sparks Convention and                     1/10 at 100.00         AAA          7,021,140
                 Visitors Authority, Limited Tax General Obligation Bonds,
                 Series 1999A, 6.375%, 7/01/23 (Pre-refunded
                 to 1/01/10) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 6.3% (4.2% OF TOTAL INVESTMENTS)

        2,400   New Jersey Health Care Facilities Financing Authority,                7/10 at 101.00        BBB-          2,695,272
                 Revenue Bonds, Trinitas Hospital Obligated Group,
                 Series 2000, 7.500%, 7/01/30

        3,000   New Jersey Housing and Mortgage Finance Agency,                      11/07 at 101.50         AAA          3,168,390
                 Multifamily Housing Revenue Bonds, Series 1997A,
                 5.550%, 5/01/27 (Alternative Minimum Tax) -
                 AMBAC Insured

       17,670   New Jersey Housing and Mortgage Finance Agency,                      10/10 at 100.00         AAA         18,678,250
                 Home Buyer Program Revenue Bonds, Series 2000CC,
                 5.850%, 10/01/25 (Alternative Minimum Tax) -
                 MBIA Insured

        9,360   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB          8,707,140
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 4.4% (2.9% OF TOTAL INVESTMENTS)

        8,500   Farmington, New Mexico, Pollution Control Revenue                     4/06 at 101.00         BBB          8,595,285
                 Refunding Bonds, Public Service Company of New
                 Mexico - San Juan Project, Series 1997B, 5.800%, 4/01/22

                New Mexico Hospital Equipment Loan Council, Hospital Revenue
                Bonds, Presbyterian Healthcare Services, Series 2001A:
        8,000    5.500%, 8/01/25                                                      8/11 at 101.00         Aa3          8,424,560
        6,200    5.500%, 8/01/30                                                      8/11 at 101.00         Aa3          6,447,256


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 14.9% (10.0% OF TOTAL INVESTMENTS)

        7,000   Metropolitan Transportation Authority, New York, State                7/12 at 100.00         AA-          7,209,790
                 Service Contract Refunding Bonds, Series 2002A,
                 5.125%, 1/01/29

                New York City, New York, General Obligation Bonds,
                Fiscal Series 1997G:
        2,555    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                         10/07 at 101.00         Aaa          2,869,674
        6,735    6.000%, 10/15/26                                                    10/07 at 101.00           A          7,376,643

        5,000   New York City Municipal Water Finance Authority,                      6/09 at 101.00         AAA          5,155,650
                 New York, Water and Sewerage System Revenue
                 Bonds, Fiscal Series 1999B, 5.000%, 6/15/29 -
                 FSA Insured

        6,000   New York City Municipal Water Finance Authority,                      6/09 at 101.00         AAA          6,537,120
                 New York, Water and Sewerage System Revenue
                 Bonds, Fiscal Series 2000A, 5.500%, 6/15/32 - FGIC Insured

        2,255   New York City Transit Authority, New York, Metropolitan               1/10 at 101.00         AAA          2,601,526
                 Transportation Authority, Triborough Bridge and Tunnel
                 Authority, Certificates of Participation, Series 2000A,
                 5.750%, 1/01/20 (Pre-refunded to 1/01/10) - AMBAC Insured

        9,750   New York City Transitional Finance Authority, New York,               5/10 at 101.00      AA+***         11,441,917
                 Future Tax Secured Bonds, Fiscal Series 2000B,
                 6.000%, 11/15/29 (Pre-refunded to 5/15/10)

       10,000   Dormitory Authority of the State of New York, Court Facilities        5/10 at 101.00           A         11,027,500
                 Lease Revenue Bonds, Series 1999, 6.000%, 5/15/39

        5,650   Dormitory Authority of the State of New York, Improvement             8/09 at 101.00         AAA          5,944,817
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1999D, 5.250%, 8/15/24 - FSA Insured

        5,400   New York State Mortgage Agency, Homeowner Mortgage                    3/09 at 101.00         Aa1          5,536,512
                 Revenue Bonds, Series 79, 5.300%, 4/01/29 (Alternative
                 Minimum Tax)

        7,545   New York State Urban Development Corporation, Senior                  7/06 at 102.00         AAA          8,039,198
                 Lien Corporate Purpose Bonds, Series 1996,
                 5.500%, 7/01/26

        5,000   New York State Urban Development Corporation, Service                   No Opt. Call         AA-          5,587,300
                 Contract Revenue Bonds, Correctional and Youth Facilities,
                 Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.5% (2.3% OF TOTAL INVESTMENTS)

       18,555   North Carolina Eastern Municipal Power Agency, Power                  1/05 at 100.00         AAA         18,607,325
                 System Revenue Refunding Bonds, Series 1993B,
                 5.500%, 1/01/17 - FGIC Insured


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 2.1% (1.4% OF TOTAL INVESTMENTS)

$      10,490   Grand Forks, North Dakota, Sales Tax Revenue Bonds, Aurora           12/07 at 100.00         AAA     $   11,310,423
                 Project, Series 1997A, 5.625%, 12/15/29 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.2% (1.5% OF TOTAL INVESTMENTS)

                Montgomery County, Ohio, Hospital Facilities Revenue Bonds,
                Kettering Medical Center, Series 1999:
        5,000    6.750%, 4/01/18                                                      4/10 at 101.00          A3          5,558,450
        5,000    6.750%, 4/01/22                                                      4/10 at 101.00          A3          5,487,750

          600   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa            632,556
                 Securities Program Residential Mortgage  Revenue Bonds,
                 Series 2000C, 6.050%, 3/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 2.4% (1.6% OF TOTAL INVESTMENTS)

        1,030   Central Oklahoma Transportation and Parking Authority,                7/06 at 100.00         AAA          1,083,766
                 Oklahoma City, Parking System Revenue Refunding Bonds,
                 Series 1996, 5.300%, 7/01/12 - FSA Insured

        2,235   Oklahoma Development Finance Authority, Revenue Bonds,                2/14 at 100.00          AA          2,299,279
                 St. John Health System, Series 2004, 5.000%, 2/15/24

       10,000   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding           12/08 at 100.00          B-          9,257,400
                 Bonds, American Airlines Inc., Series 2001B,
                 5.650%, 12/01/35 (Alternative Minimum Tax)
                 (Mandatory put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.0% (0.0% OF TOTAL INVESTMENTS)

           95   Delaware River Port Authority, New Jersey and Pennsylvania,           1/10 at 100.00         AAA            107,111
                 Revenue Bonds, Series 1999, 5.750%, 1/01/15 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.4% (0.3% OF TOTAL INVESTMENTS)

        3,000   Puerto Rico Public Buildings Authority, Guaranteed                    7/17 at 100.00         AAA          2,159,460
                 Government Facilities Revenue Refunding Bonds,
                 Series 2002D, 0.000%, 7/01/31 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 8.1% (5.4% OF TOTAL INVESTMENTS)

       10,000   Greenville County School District, South Carolina,                   12/12 at 101.00         AA-         11,324,100
                 Installment Purchase Revenue Bonds, Series 2002,
                 6.000%, 12/01/21

        3,750   Greenwood County, South Carolina, Hospital Revenue                   10/11 at 100.00           A          3,886,163
                 Bonds, Self Memorial Hospital, Series 2001,
                 5.500%, 10/01/31

        2,500   Lexington County Health Service District, South Carolina,            11/13 at 100.00           A          2,637,775
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 2003, 5.750%, 11/01/28

       21,565   Piedmont Municipal Power Agency, South Carolina,                        No Opt. Call         AAA          5,667,282
                 Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 -
                 AMBAC Insured

        1,690   South Carolina Housing Finance and Development                        6/10 at 100.00         Aaa          1,722,042
                 Authority, Mortgage Revenue Bonds, Series 2000A-2,
                 6.000%, 7/01/20 (Alternative Minimum Tax) - FSA Insured

                Tobacco Settlement Revenue Management Authority, South Carolina,
                Tobacco Settlement Asset-Backed Bonds, Series 2001B:
       11,530    6.000%, 5/15/22                                                      5/11 at 101.00         BBB         11,065,110
        4,000    6.375%, 5/15/28                                                      5/11 at 101.00         BBB          3,794,880
        3,000    6.375%, 5/15/30                                                        No Opt. Call         BBB          2,800,080


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 2.4% (1.6% OF TOTAL INVESTMENTS)

        2,500   South Dakota Education Loans Inc., Revenue Bonds,                     6/08 at 102.00          A2          2,634,425
                 Subordinate Series 1998-1K, 5.600%, 6/01/20
                 (Alternative Minimum Tax)

        6,175   Sioux Falls, South Dakota, Industrial Revenue Refunding              10/14 at 100.00         AAA          8,050,780
                 Bonds, Great Plains Hotel Corporation Project,
                 Series 1989, 8.500%, 11/01/16 (Alternative Minimum
                 Tax) (Pre-refunded to 10/15/14)

        1,750   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00          A+          1,828,733
                 Revenue Bonds, Sioux Valley Hospitals and Health
                 System, Series 2004A, 5.500%, 11/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 6.5% (4.4% OF TOTAL INVESTMENTS)

        5,000   Knox County Health, Educational and Housing Facilities                4/12 at 101.00        Baa3          5,077,700
                 Board, Tennessee, Hospital Revenue Bonds, Baptist
                 Health System of East Tennessee Inc., Series 2002,
                 6.500%, 4/15/31

       20,060   Knox County Health, Educational and Housing Facilities                 1/13 at 80.49         AAA         11,196,690
                 Board, Tennessee, Hospital Revenue Refunding Bonds,
                 Covenant Health, Series 2002A, 0.000%, 1/01/17 -
                 FSA Insured


                                       29


                        Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE (continued)

$      12,500   Metropolitan Government Nashville-Davidson County                    11/09 at 101.00         AAA     $   14,436,875
                 Health and Educational Facilities Board, Tennessee,
                 Revenue Bonds, Ascension Health Credit Group,
                 Series 1999A, 5.875%, 11/15/28 (Pre-refunded to
                 11/15/09) - AMBAC Insured

                Tennessee Housing Development Agency, Homeownership
                Program Bonds, Series 2000-1:
        1,785    5.750%, 7/01/10 (Alternative Minimum Tax)                              No Opt. Call          AA          1,836,337
        2,145    6.000%, 7/01/13 (Alternative Minimum Tax) - MBIA Insured             7/10 at 101.00         AAA          2,181,529


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 14.4% (9.6% OF TOTAL INVESTMENTS)

        7,925   Brazos River Authority, Texas, Pollution Control Revenue                No Opt. Call         BBB          8,598,784
                 Refunding Bonds, TXU Electric Company Project,
                 Series 2001C, 5.750%, 5/01/36 (Alternative Minimum
                 Tax) (Mandatory put 11/01/11)

        5,110   Brazos River Authority, Texas, Pollution Control Revenue              4/13 at 101.00         BBB          6,074,564
                 Refunding Bonds, TXU Electric Company Project,
                 Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)

        4,500   Brazos River Authority, Texas, Revenue Bonds, Reliant                12/08 at 102.00        BBB-          4,931,595
                 Energy Inc., Series 1999B, 7.750%, 12/01/18

        5,500   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax              12/11 at 100.00         AAA          5,613,245
                 Revenue Bonds, Series 2001A, 5.000%, 12/01/31 -
                 AMBAC Insured

        1,550   Gulf Coast Waste Disposal Authority, Texas, Waste                     4/11 at 101.00         BBB          1,653,602
                 Disposal Revenue Bonds, Valero Energy Corporation,
                 Series 2001, 6.650%, 4/01/32 (Alternative Minimum Tax)

        4,590   Houston, Texas, Subordinate Lien Airport System Revenue               7/10 at 100.00         AAA          4,877,059
                 Bonds, Series 2000A, 5.625%, 7/01/30 (Alternative
                 Minimum Tax) - FSA Insured

        5,000   Houston Community College, Texas, Limited Tax General                 2/13 at 100.00         AAA          5,162,400
                 Obligation Bonds, Series 2003, 5.000%, 2/15/26 -
                 AMBAC Insured

        3,500   Houston, Texas, Junior Lien Water and Sewerage                       12/12 at 100.00         AAA          3,934,630
                 System Revenue Refunding Bonds, Series 2002A,
                 5.000%, 12/01/30 (Pre-refunded to 12/01/12) -
                 FSA Insured

        5,000   Katy Independent School District, Harris, Fort Bend                   2/12 at 100.00         AAA          5,137,400
                 and Waller Counties, Texas, General Obligation Bonds,
                 Series 2002A, 5.000%, 2/15/27

        9,000   Matagorda County Navigation District 1, Texas,                          No Opt. Call         AAA          9,505,530
                 Collateralized Revenue Refunding Bonds, Houston
                 Light and Power Company, Series 1997, 5.125%, 11/01/28
                 (Alternative Minimum Tax) - AMBAC Insured

        1,355   Panhandle Regional Housing Finance Corporation, Texas,               11/04 at 100.00         AAA          1,361,924
                 GNMA Mortgage-Backed Securities Program Single
                 Family Mortgage Revenue Bonds, Series 1991A,
                 7.500%, 5/01/24 (Alternative Minimum Tax)

        4,700   Sam Rayburn Municipal Power Agency, Texas, Power                     10/12 at 100.00        Baa2          5,066,224
                 Supply System Revenue Refunding Bonds, Series 2002A,
                 6.000%, 10/01/21

        5,500   Spring Independent School District, Harris County, Texas,             8/11 at 100.00         AAA          5,644,485
                 Unlimited Tax Schoolhouse Bonds, Series 2001,
                 5.000%, 8/15/26

        4,520   Texas, General Obligation Bonds, Water Financial                      8/09 at 100.00         Aa1          4,902,528
                 Assistance, State Participation Program, Series 1999C,
                 5.500%, 8/01/35

        3,795   Winter Garden Housing Finance Corporation, Texas,                     4/05 at 102.00         AAA          3,846,384
                 GNMA/FNMA Mortgage-Backed Securities Program,
                 Single Family Mortgage Revenue Bonds, Series 1994,
                 6.950%, 10/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 3.8% (2.5% OF TOTAL INVESTMENTS)

        3,565   Utah Associated Municipal Power Systems, Revenue                      4/13 at 100.00         AAA          3,725,532
                 Bonds, Payson Power Project, Series 2003A,
                 5.000%, 4/01/24 - FSA Insured

       16,050   Utah County, Utah, Hospital Revenue Bonds, IHC Health                 8/07 at 101.00         AAA         16,470,189
                 Services Inc., Series 1997, 5.250%, 8/15/26 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 2.1% (1.4% OF TOTAL INVESTMENTS)

                Vermont Educational and Health Buildings Financing Agency,
                Revenue Bonds, Fletcher Allen Health Care Inc., Series 2000A:
        3,720    6.125%, 12/01/15 - AMBAC Insured                                    12/10 at 101.00         AAA          4,305,900
        4,265    6.250%, 12/01/16 - AMBAC Insured                                    12/10 at 101.00         AAA          4,969,962

        1,925   Vermont Housing Finance Agency, Single Family Housing                11/09 at 100.00         AAA          2,013,665
                 Bonds, Series 2000-13A, 5.950%, 11/01/25 (Alternative
                 Minimum Tax) - FSA Insured


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.8% (2.5% OF TOTAL INVESTMENTS)

$       8,810   Chelan County Public Utility District 1, Washington, Hydro            7/11 at 101.00         AAA     $    9,345,470
                 Consolidated System Revenue Bonds, Series 2001A,
                 5.600%, 1/01/36 (Alternative Minimum Tax) - MBIA Insured

        2,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          2,870,050
                 Bonds, Columbia Generating Station, Series 2002C,
                 5.750%, 7/01/17 - MBIA Insured

        7,225   Port of Seattle, Washington, Special Facility Revenue                 3/10 at 101.00         AAA          8,070,105
                 Bonds, Terminal 18, Series 1999B, 6.000%, 9/01/20
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.0% (0.6% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue               10/11 at 100.00         BBB          5,107,900
                 Bonds, Appalachian Power Company, Series 2003L,
                 5.500%, 10/01/22


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.1% (2.1% OF TOTAL INVESTMENTS)

        9,395   Badger Tobacco Asset Securitization Corporation,                      6/12 at 100.00         BBB          9,126,111
                 Wisconsin, Tobacco Settlement Asset-Backed Bonds,
                 Series 2002, 6.125%, 6/01/27

        5,000   Madison, Wisconsin, Industrial Development Revenue                    4/12 at 100.00         AA-          5,372,100
                 Refunding Bonds, Madison Gas and Electric Company
                 Projects, Series 2002A, 5.875%, 10/01/34 (Alternative
                 Minimum Tax)

        2,100   Wisconsin Health and Educational Facilities Authority,                8/13 at 100.00           A          2,104,263
                 Revenue Bonds, Wheaton Franciscan Services Inc.,
                 Series 2003A, 5.125%, 8/15/33
------------------------------------------------------------------------------------------------------------------------------------
$     784,110   Total Long-Term Investments (cost $738,410,218) - 149.3%                                                793,485,533
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.5% (0.4% OF TOTAL INVESTMENTS)

        2,895   Clark County School District, Nevada, General Obligation                                    A-1+          2,895,000
                 Bonds, Variable Rate Demand Obligations, Series 2001B,
                 1.6300%, 6/15/21 - FSA Insured +
------------------------------------------------------------------------------------------------------------------------------------
$       2,895   Total Short-Term Investments (cost $2,895,000)                                                            2,895,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $741,305,218) - 149.8%                                                          796,380,533
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.7%                                                                     14,313,838
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.5)%                                                       (279,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  531,694,371
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                    # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                                 See accompanying notes to financial statements.

                                       31


                            Nuveen Quality Income Municipal Fund, Inc. (NQU)
                            Portfolio of
                                    INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.3% (2.2% OF TOTAL INVESTMENTS)

$       3,500   Bessemer Governmental Utility Services Corporation,                   6/08 at 102.00         AAA     $    3,733,975
                 Alabama, Water Supply Revenue Bonds, Series 1998,
                 5.200%, 6/01/24 - MBIA Insured

                Jefferson County, Alabama, Sewer Revenue Capitol
                Improvement Warrants, Series 2001A:
        7,475    5.500%, 2/01/31 (Pre-refunded to 2/01/11) - FGIC Insured             2/11 at 101.00         AAA          8,585,187
        6,340    5.500%, 2/01/31 (Pre-refunded to 2/01/11) - FGIC Insured             2/11 at 101.00         AAA          7,250,424
        6,970    5.500%, 2/01/31 (Pre-refunded to 2/01/11) - FGIC Insured             2/11 at 101.00         AAA          8,005,184


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        6,360   Alaska Housing Finance Corporation, Governmental Purpose             12/05 at 102.00         AAA          6,565,174
                 Bonds, Series 1995A, 5.875%, 12/01/30 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.8% (1.2% OF TOTAL INVESTMENTS)

        5,350   Arizona Tourism and Sports Authority, Tax Revenue Bonds,              7/13 at 100.00         Aaa          5,529,118
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.000%, 7/01/28 - MBIA Insured

        1,000   Mesa, Arizona, Utility System Revenue Refunding Bonds,                  No Opt. Call         AAA          1,150,690
                 Series 2002, 5.250%, 7/01/17 - FGIC Insured

        8,010   Salt River Project Agricultural Improvement and Power                 1/12 at 101.00          AA          8,425,879
                 District, Arizona, Electric System Revenue Refunding
                 Bonds, Series 2002A, 5.125%, 1/01/27


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

        2,400   Arkansas Development Finance Authority, FNMA/GNMA                     7/05 at 102.00         AAA          2,464,296
                 Mortgage-Backed Securities Program  Single Family
                 Mortgage Bonds, Series 1995B, 6.700%, 7/01/27
                 (Alternative Minimum Tax)

        4,000   University of Arkansas, Fayetteville, Revenue Bonds,                 11/14 at 100.00         Aaa          4,094,400
                 UAMS Campus, Series 2004B, 5.000%, 11/01/34
                 (WI, settling 11/18/04) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 5.8% (3.9% OF TOTAL INVESTMENTS)

        6,000   California Health Facilities Financing Authority, Revenue             3/13 at 100.00           A          6,017,880
                 Bonds, Adventist Health System/West, Series 2003A,
                 5.000%, 3/01/33

        5,000   California, General Obligation Veterans Welfare Bonds,               12/04 at 101.00           A          5,031,150
                 Series 1997BH, 5.600%, 12/01/32 (Alternative Minimum Tax)

       10,000   California, Various Purpose General Obligation Bonds,                 4/09 at 101.00         AAA         10,049,500
                 Series 1999, 4.750%, 4/01/29 - MBIA Insured

       14,600   California, General Obligation Bonds, Series 2003,                    8/13 at 100.00           A         15,351,754
                 5.250%, 2/01/28

        1,000   California Department of Water Resources, Power Supply                5/12 at 101.00          A2          1,135,590
                 Revenue Bonds, Series 2002A, 5.750%, 5/01/17

        8,500   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00         AAA          8,722,020
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                 MBIA Insured

        2,500   Los Angeles Community Redevelopment Agency, California,               1/05 at 100.00      BBB***          2,559,000
                 Tax Allocation Refunding Bonds, Central Business District
                 Redevelopment Project, Series 1987G, 6.750%, 7/01/10


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.8% (3.2% OF TOTAL INVESTMENTS)

       10,000   Denver City and County Colorado, Airport System Revenue              11/10 at 100.00         AAA         10,852,900
                 Refunding Bonds, Series 2000A, 5.625%, 11/15/23
                 (Alternative Minimum Tax) - AMBAC Insured

       12,000   E-470 Public Highway Authority, Colorado, Senior                      9/07 at 101.00         AAA         12,172,800
                 Revenue Bonds, Series 1997A, 4.750%, 9/01/23 -
                 MBIA Insured

       14,400   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 65.63         AAA          7,485,408
                 Bonds, Series 2000B, 0.000%, 9/01/17 - MBIA Insured

        8,740   Larimer County School District R1, Poudre, Colorado,                 12/10 at 100.00         AAA          9,800,337
                 General Obligation Bonds, Series 2000, 5.125%, 12/15/19
                 (Pre-refunded to 12/15/10) - FGIC Insured


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.6% (0.4% OF TOTAL INVESTMENTS)

$       4,395   Bridgeport, Connecticut, General Obligation Bonds,                    8/11 at 100.00         AAA     $    4,974,349
                 Series 2001C, 5.375%, 8/15/17 (Pre-refunded to
                 8/15/11) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.7% (0.4% OF TOTAL INVESTMENTS)

        5,000   Washington Convention Center Authority, District of                  10/08 at 101.00         AAA          5,480,150
                 Columbia, Senior Lien Dedicated Tax Revenue Bonds,
                 Series 1998, 5.250%, 10/01/17 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.0% (1.3% OF TOTAL INVESTMENTS)

        2,250   Dade County, Florida, Water and Sewerage System Revenue              10/07 at 102.00         AAA          2,483,460
                 Bonds, Series 1997, 5.375%, 10/01/16 - FGIC Insured

        5,300   Escambia County Health Facilities Authority, Florida, Revenue           No Opt. Call          AA          5,930,064
                 Bonds, Ascension Health Credit Group, Series 2003A,
                 5.250%, 11/15/14

        2,500   Florida State Board of Education, Full Faith and Credit               6/06 at 101.00         AA+          2,624,600
                 Public Education Capital Outlay Bonds, Series 1996A,
                 5.250%, 6/01/22

        5,000   Orange County Health Facilities Authority, Florida,                  11/10 at 101.00           A          5,480,150
                 Hospital Revenue Bonds, Adventist Health System/Sunbelt
                 Obligated Group, Series 2000, 6.500%, 11/15/30


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 1.3% (0.9% OF TOTAL INVESTMENTS)

       10,000   Hawaii Department of Transportation, Airport System                   7/10 at 101.00         AAA         11,307,200
                 Revenue Refunding Bonds, Series 2000B, 5.750%, 7/01/21 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 13.8% (9.3% OF TOTAL INVESTMENTS)

        6,450   Chicago, Illinois, General Obligation Refunding Bonds,                7/12 at 100.00         AAA          6,918,399
                 Series 2002A, 5.000%, 1/01/18 - AMBAC Insured

       32,670   Chicago, Illinois, General Obligation Bonds, City Colleges              No Opt. Call         AAA          7,802,903
                 of Chicago Capital Improvement Project, Series 1999,
                 0.000%, 1/01/32 - FGIC Insured

        5,000   Chicago, Illinois, General Obligation Bonds, Neighborhoods            7/10 at 101.00         AAA          5,714,900
                 Alive 21 Program, Series 2000A, 6.000%, 1/01/28 -
                 FGIC Insured

        5,045   Chicago, Illinois, General Obligation Refunding Bonds,                1/10 at 101.00         AAA          5,627,042
                 Series 2000D, 5.750%, 1/01/30 - FGIC Insured

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Revenues, Series 2001C:
        1,000    5.500%, 12/01/18 - FSA Insured                                      12/11 at 100.00         AAA          1,127,910
        3,690    5.000%, 12/01/19 - FSA Insured                                      12/11 at 100.00         AAA          3,970,625
        3,000    5.000%, 12/01/20 - FSA Insured                                      12/11 at 100.00         AAA          3,202,560
        2,000    5.000%, 12/01/21 - FSA Insured                                      12/11 at 100.00         AAA          2,112,840

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
        9,400    0.000%, 12/01/14 - FGIC Insured                                        No Opt. Call         AAA          6,204,752
        4,400    0.000%, 12/01/15 - FGIC Insured                                        No Opt. Call         AAA          2,751,100

       12,750   Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998A,       1/09 at 101.00         AAA         12,934,875
                 5.125%, 1/01/35 (Alternative Minimum Tax) - MBIA Insured

                Chicago, Illinois, Second Lien Wastewater Transmission Revenue
                Bonds, Series 2000:
        8,000    5.750%, 1/01/25 (Pre-refunded to 1/01/10) - MBIA Insured             1/10 at 101.00         AAA          9,200,080
        7,750    6.000%, 1/01/30 (Pre-refunded to 1/01/10) - MBIA Insured             1/10 at 101.00         AAA          9,005,268

        5,000   Illinois Finance Authority, Revenue Bonds, Northwestern Memorial      8/14 at 100.00         AA+          5,200,400
                 Hospital, Series 2004A, 5.500%, 8/15/43

       10,000   Illinois Health Facilities Authority, Revenue Bonds, Iowa Health      2/10 at 101.00         AAA         11,103,500
                 System, Series 2000, 5.875%, 2/15/30 - AMBAC Insured

        2,470   Illinois Housing Development Authority, Section 8 Elderly Housing     3/05 at 100.00           A          2,485,166
                 Revenue Bonds, Garden House of Maywood Development, Series 1992,
                 7.000%, 9/01/18

                Illinois Educational Facilities Authority, Student Housing
                Revenue Bonds, Educational Advancement Foundation Fund,
                University Center Project, Series 2002:
        3,000    6.625%, 5/01/17                                                      5/12 at 101.00        Baa2          3,319,110
        1,800    6.000%, 5/01/22                                                      5/12 at 101.00        Baa2          1,886,004


                                       33


                        Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       5,000   Illinois, General Obligation Bonds, Illinois FIRST Program,          12/10 at 100.00         AAA     $    5,579,700
                 Series 2000, 5.450%, 12/01/21 - MBIA Insured

        3,270   Joliet Regional Port District, Illinois, Airport Facilities           7/07 at 103.00         N/R          2,943,850
                 Revenue Bonds, Lewis University Airport, Series 1997A,
                 7.250%, 7/01/18 (Alternative Minimum Tax)

        4,500   Kane, McHenry, Cook and DeKalb Counties Community                    12/11 at 100.00         AAA          5,075,595
                 Unit School District 300, Carpentersville, Illinois,
                 General Obligation Bonds, Series 2000,
                 5.500%, 12/01/18 - MBIA Insured

        2,270   Metropolitan Pier and Exposition Authority, Illinois,                 6/12 at 101.00         AAA          2,330,359
                 Revenue Bonds, McCormick Place Expansion Project,
                 Series 2002A, 5.000%, 12/15/28 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 2.0% (1.3% OF TOTAL INVESTMENTS)

        3,240   Indiana Health Facility Financing Authority, Hospital                 7/12 at 100.00         AAA          3,580,200
                 Revenue Bonds, Marion General Hospital, Series 2002,
                 5.625%, 7/01/19 - AMBAC Insured

        2,000   Indiana Health Facility Financing Authority, Hospital                 3/14 at 100.00         AAA          2,123,960
                 Revenue Bonds, Deaconess Hospital Inc., Series 2004A,
                 5.375%, 3/01/34 - AMBAC Insured

        5,125   Petersburg, Indiana, Pollution Control Revenue Refunding             12/04 at 102.00           A          5,239,749
                 Bonds, Indianapolis Power and Light Company,
                 Series 1995A, 6.625%, 12/01/24 - ACA Insured

        5,730   St. Joseph County Hospital Authority, Indiana, Revenue                2/08 at 101.00         AAA          5,614,598
                 Bonds, Memorial Health System, Series 1998A,
                 4.625%, 8/15/28 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.0% (0.7% OF TOTAL INVESTMENTS)

        8,585   Iowa Finance Authority, Hospital Facilities Revenue                   7/08 at 102.00         AAA          8,802,887
                 Bonds, Iowa Health System, Series 1998A,
                 5.125%, 1/01/28 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

        4,585   Johnson County Unified School District 232, Kansas,                   9/10 at 100.00         Aaa          4,867,436
                 General Obligation Bonds, Series 2000,
                 4.750%, 9/01/19 - FSA Insured

        1,750   Wamego, Kansas, Pollution Control Revenue Bonds,                      6/14 at 100.00         AAA          1,860,373
                 Kansas Gas and Electric Company, Series 2004,
                 5.300%, 6/01/31 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.3% (0.2% OF TOTAL INVESTMENTS)

        2,500   Kentucky State Property and Buildings Commission, Revenue             2/12 at 100.00         AAA          2,856,075
                 Refunding Bonds, Project 74, Series 2002,
                 5.375%, 2/01/18 (Pre-refunded to 2/01/12) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.0% (1.4% OF TOTAL INVESTMENTS)

       10,000   Louisiana Public Facilities Authority, Hospital Revenue                 No Opt. Call         AAA         11,603,500
                  Bonds, Franciscan Missionaries of Our Lady Health
                 System, Series 1998A, 5.750%, 7/01/25 - FSA Insured

        5,500   Louisiana Public Facilities Authority, Revenue Bonds,                 7/12 at 100.00         AAA          5,626,225
                 Tulane University, Series 2002A, 5.000%, 7/01/32 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 7.4% (4.9% OF TOTAL INVESTMENTS)

        7,405   Massachusetts Health and Educational Facilities Authority,              No Opt. Call         AAA          8,595,724
                 Revenue Bonds, Massachusetts Institute of Technology,
                 Series 2002K, 5.500%, 7/01/32

        6,000   Massachusetts Industrial Finance Agency, Resource                    12/08 at 102.00         BBB          5,996,040
                 Recovery Revenue Refunding Bonds, Ogden Haverhill
                 Project, Series 1998A, 5.600%, 12/01/19 (Alternative
                 Minimum Tax)

        8,500   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102.00         AAA          8,590,185
                 System Revenue Bonds, Senior Series 1997A,
                 5.000%, 1/01/37 - MBIA Insured

       13,500   Massachusetts Turnpike Authority, Metropolitan Highway                1/09 at 101.00         AAA         13,655,385
                 System Revenue Bonds, Subordinate Series 1999A,
                 5.000%, 1/01/39 - AMBAC Insured

                Massachusetts Water Pollution Abatement Trust, Revenue Bonds,
                MWRA Loan Program, Subordinate Series 1999A:
        1,375    5.750%, 8/01/29 (Pre-refunded to 8/01/09)                            8/09 at 101.00         AAA          1,579,806
        5,570    5.750%, 8/01/29                                                      8/09 at 101.00         AAA          6,200,691

       10,000   Massachusetts Water Resources Authority, General                      8/10 at 101.00         AAA         11,197,800
                 Revenue Bonds, Series 2000A, 5.750%, 8/01/39 -
                 FGIC Insured

        5,730   University of Massachusetts Building Authority, Senior               11/10 at 100.00         AAA          6,298,187
                 Lien Project Revenue Bonds, Series 2000-2,
                 5.250%, 11/01/20 - AMBAC Insured


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.1% (0.7% OF TOTAL INVESTMENTS)

$       1,000   Detroit, Michigan, Senior Lien Water Supply System                    7/11 at 101.00         AAA     $    1,170,340
                 Revenue Bonds, Series 2001A, 5.750%, 7/01/28
                 (Pre-refunded to 7/01/11) - FGIC Insured

        7,425   Michigan State Hospital Finance Authority, Hospital                  11/09 at 101.00          A1          7,921,213
                 Revenue Bonds, Henry Ford Health System, Series 1999A,
                 6.000%, 11/15/24


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.6% (1.0% OF TOTAL INVESTMENTS)

                Chaska, Minnesota, Electric Revenue Bonds, Generating
                Facility Project, Series 2000A:
        1,930    6.000%, 10/01/20                                                    10/10 at 100.00          A3          2,104,607
        2,685    6.000%, 10/01/25                                                    10/10 at 100.00          A3          2,898,753

        3,655   Dakota and Washington Counties Housing and Redevelopment                No Opt. Call         AAA          5,337,579
                 Authority, Minnesota, GNMA  Mortgage-Backed Securities
                 Program Single Family Residential Mortgage Revenue Bonds,
                 Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax)

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/08 at 101.00         AAA          3,088,680
                 Minnesota, Airport Revenue Bonds, Series 1998A,
                 5.000%, 1/01/30 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.0% (0.6% OF TOTAL INVESTMENTS)

        3,020   Canton Housing Development Corporation, Mississippi,                    No Opt. Call         AAA          3,486,469
                 FHA-Insured Section 8 Assisted Multifamily Mortgage
                 Revenue Refunding Bonds, Canton Estates Apartments,
                 Series 1990A, 7.750%, 8/01/24

        2,500   Mississippi Hospital Equipment and Facilities Authority,              1/11 at 101.00         Aaa          2,670,375
                 Revenue Bonds, Forrest County General Hospital Project,
                 Series 2000, 5.500%, 1/01/27 - FSA Insured

        1,875   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          1,890,544
                 Revenue Bonds, Baptist Memorial Health Care,
                 Series 2004B-1, 5.000%, 9/01/24


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.8% (0.5% OF TOTAL INVESTMENTS)

        2,400   Missouri-Illinois Metropolitan District Bi-State Development         10/13 at 100.00         AAA          2,527,872
                 Agency, Mass Transit Sales Tax Appropriation Bonds,
                 Metrolink Cross County Extension Project, Series 2002B,
                 5.000%, 10/01/23 - FSA Insured

       15,350   Springfield Public Building Corporation, Missouri, Lease                No Opt. Call         AAA          4,034,134
                 Revenue Bonds, Jordan Valley Park Projects, Series 2000A,
                 0.000%, 6/01/30 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.4% (0.9% OF TOTAL INVESTMENTS)

        6,410   Nebraska Investment Finance Authority, Single Family                  3/05 at 101.50         AAA          6,495,317
                 Housing Revenue Bonds, Series 1995A, 6.800%, 3/01/35
                 (Alternative Minimum Tax)

        4,820   Nebraska Investment Finance Authority, Single Family                  3/05 at 101.50         AAA          4,909,218
                 Housing Revenue Bonds, Series 1995B, 6.450%, 3/01/35
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 7.2% (4.8% OF TOTAL INVESTMENTS)

                Clark County School District, Nevada, General Obligation
                Bonds, Series 2002C:
       34,470    5.000%, 6/15/20 - MBIA Insured                                       6/12 at 100.00         AAA         36,750,190
       12,150    5.000%, 6/15/21 - MBIA Insured                                       6/12 at 100.00         AAA         12,888,113
       10,380    5.000%, 6/15/22 - MBIA Insured                                       6/12 at 100.00         AAA         10,954,844


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 2.1% (1.2% OF TOTAL INVESTMENTS)

        2,580   Camden County Pollution Control Financing Authority,                 12/04 at 100.00          B2          2,579,613
                 New Jersey, Solid Waste Disposal and Resource
                 Recovery System Revenue Bonds, Series 1991D,
                 7.250%, 12/01/10

        1,000   New Jersey Building Authority, State Building Revenue                12/12 at 100.00         AAA          1,128,420
                 Bonds, Series 2002A, 5.000%, 12/15/21 (Pre-refunded to
                 12/15/12) - FSA Insured

        2,150   New Jersey Health Care Facilities Financing Authority,                7/10 at 101.00        BBB-          2,414,513
                 Revenue Bonds, Trinitas Hospital Obligated Group,
                 Series 2000, 7.500%, 7/01/30

        3,200   New Jersey Transportation Trust Fund Authority,                       6/13 at 100.00          A+          3,526,304
                 Transportation System Bonds, Series 2003C, 5.500%, 6/15/22

        2,025   New Jersey Transportation Trust Fund Authority,                      12/11 at 100.00         AAA          2,401,022
                 Transportation System Bonds, Series 2001B,
                 6.000%, 12/15/19 (Pre-refunded to 12/15/11) - MBIA Insured

        4,125   Tobacco Settlement Financing Corporation, New Jersey,                 6/13 at 100.00         BBB          4,046,217
                 Tobacco Settlement Asset-Backed Bonds, Series 2003,
                 6.750%, 6/01/39


                                       35


                        Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                             Portfolio of INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.8% (0.5% OF TOTAL INVESTMENTS)

$       5,925   New Mexico Hospital Equipment Loan Council, Hospital                  8/11 at 101.00         Aa3     $    6,329,915
                 Revenue Bonds, Presbyterian Healthcare Services,
                 Series 2001A, 5.500%, 8/01/21


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 23.7% (15.8% OF TOTAL INVESTMENTS)

       25,000   Erie County Tobacco Asset Securitization Corporation,                 7/10 at 101.00         BBB         24,273,500
                 New York, Senior Tobacco Settlement Asset-Backed
                 Bonds, Series 2000, 6.125%, 7/15/30

        1,130   Long Island Power Authority, New York, Electric System                9/11 at 100.00          A-          1,187,924
                 General Revenue Bonds, Series 2001A, 5.375%, 9/01/25

       15,000   Metropolitan Transportation Authority, New York, Dedicated            4/10 at 100.00         AAA         17,435,700
                 Tax Fund Bonds, Series 2000A, 6.000%, 4/01/30
                 (Pre-refunded to 4/01/10) - FGIC Insured

        2,010   Niagara Falls Housing and Commercial Rehabilitation                     No Opt. Call          AA          2,300,164
                 Corporation, New York, FHA-Insured Section 8 Assisted
                 Multifamily Mortgage Revenue Refunding Bonds, Colt
                 Block Apartments, Series 1992, 7.350%, 8/01/23

       12,500   Nassau County Tobacco Settlement Corporation, New York,               7/09 at 101.00        BBB-         12,746,375
                 Tobacco Settlement Asset-Backed Bonds, Series 1999A,
                 6.400%, 7/15/33

       14,800   New York City, New York, General Obligation Bonds,                    6/07 at 101.00         AAA         16,113,056
                 Fiscal Series 1997M, 5.500%, 6/01/17 - AMBAC Insured

        6,700   New York City, New York, General Obligation Bonds,                    2/05 at 101.00         Aaa          6,863,011
                 Fiscal Series 1995F, 6.625%, 2/15/25 (Pre-refunded
                 to 2/15/05)

                New York City, New York, General Obligation Bonds,
                Fiscal Series 2002G:
          950    5.000%, 8/01/17                                                      8/12 at 100.00           A          1,010,467
       10,545    5.750%, 8/01/18                                                      8/12 at 100.00           A         11,768,115

        5,000   New York City, New York, General Obligation Bonds,                    8/12 at 100.00           A          5,611,800
                 Fiscal Series 2003A, 5.750%, 8/01/16

                New York City, New York, General Obligation Bonds,
                Fiscal Series 1997H:
          165    6.125%, 8/01/25 (Pre-refunded to 8/01/07)                            8/07 at 101.00        A***            184,772
        5,835    6.125%, 8/01/25                                                      8/07 at 101.00           A          6,388,566

        4,190   New York City Municipal Water Finance Authority,                      6/05 at 101.00         AAA          4,339,834
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 1996A, 5.875%, 6/15/25 (Pre-refunded
                 to 6/15/05) - MBIA Insured

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2000B:
        8,035    5.750%, 11/15/19 (Pre-refunded to 5/15/10)                           5/10 at 101.00      AA+***          9,326,707
        2,065    5.750%, 11/15/19                                                     5/10 at 101.00         AA+          2,350,693

        2,250   Dormitory Authority of the State of New York, Insured                   No Opt. Call         AAA          2,475,180
                 Revenue Bonds, Mount Sinai School of Medicine,
                 Series 1994A, 5.150%, 7/01/24 - MBIA Insured

        2,500   Dormitory Authority of the State of New York, Insured                 7/08 at 101.00         AAA          2,586,225
                 Revenue Bonds, Fordham University, Series 1998,
                 5.000%, 7/01/28 - MBIA Insured

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 1997A:
        4,825    5.750%, 2/15/27 (Pre-refunded to 2/15/07)                            2/07 at 102.00      AA-***          5,326,028
          175    5.750%, 2/15/27                                                      2/07 at 102.00         AA-            189,401

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 2000B:
        8,830    6.000%, 2/15/30 (Pre-refunded to 2/15/10) - MBIA Insured             2/10 at 100.00         AAA         10,201,564
        1,170    6.000%, 2/15/30 - MBIA Insured                                       2/10 at 100.00         AAA          1,314,986

        1,900   Dormitory Authority of the State of New York, Revenue                 7/10 at 101.00         Ba1          1,975,715
                 Bonds, Mount Sinai NYU Health Obligated Group,
                 Series 2000A, 6.500%, 7/01/25

                New York State Environmental Facilities Corporation, State Clean
                Water and Drinking Water Revolving Funds Revenue Bonds, New York
                City Municipal Water Finance Authority Projects, Second
                Resolution Bonds, Series 2001C:
        6,035    5.000%, 6/15/20                                                      6/11 at 100.00         AAA          6,505,006
        6,575    5.000%, 6/15/22                                                      6/11 at 100.00         AAA          6,932,614

        8,000   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00         AAA          8,270,800
                 FHA-Insured Mortgage Revenue Bonds, New York and
                 Presbyterian Hospital, Series 1994A, 6.500%, 8/15/29
                 (Pre-refunded to 2/15/05) - AMBAC Insured


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       5,000   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00         AAA     $    5,174,650
                 Secured Hospital Revenue Bonds, Brookdale Hospital
                 Medical Center, Series 1995A, 6.850%, 2/15/17
                 (Pre-refunded to 2/15/05)

                New York State Medical Care Facilities Finance Agency,
                FHA-Insured Mortgage Revenue Bonds, St. Charles
                Hospital, Series 1995F:
        3,210    6.200%, 8/15/15 (Pre-refunded to 8/15/05)                            8/05 at 102.00       AA***          3,385,555
        4,250    6.300%, 8/15/25 (Pre-refunded to 8/15/05)                            8/05 at 102.00       AA***          4,485,790

        2,970   Penfield-Crown Oak Housing Development Corporation,                   2/05 at 100.00         AAA          2,987,256
                 New York, FHA-Insured Section 8 Assisted Multifamily
                 Mortgage Revenue Refunding Bonds, Crown Oak
                 Estates, Series 1991A, 7.350%, 8/01/23

       13,620   The Port Authority of New York and New Jersey,                       11/12 at 101.00         AAA         14,658,934
                 Consolidated Bonds, One Hundred Twenty Eighth
                 Series 2002, 5.000%, 11/01/20 - FSA Insured

        2,250   United Nations Development Corporation, New York,                     1/08 at 100.00          A3          2,385,900
                 Senior Lien Revenue Bonds, Series 2004A, 5.250%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 2.5% (1.7% OF TOTAL INVESTMENTS)

        7,500   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA          8,188,575
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/19 -
                 MBIA Insured

       13,070   North Carolina Medical Care Commission, Hospital Revenue             12/08 at 101.00         AAA         13,099,669
                 Bonds, Pitt County Memorial Hospital, Series 1998A,
                 4.750%, 12/01/28 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.3% (1.6% OF TOTAL INVESTMENTS)

                Cincinnati City School District, Hamilton County, Ohio,
                General Obligation Bonds, Series 2002:
        2,165    5.250%, 6/01/19 - FSA Insured                                       12/12 at 100.00         AAA          2,394,165
        2,600    5.250%, 6/01/21 - FSA Insured                                       12/12 at 100.00         AAA          2,827,292
        2,000    5.000%, 12/01/22 - FSA Insured                                      12/12 at 100.00         AAA          2,120,660

          910   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     3/05 at 102.00         Aaa            910,655
                 Securities Program Residential Mortgage  Revenue Bonds,
                 Series 1995A-2, 6.625%, 3/01/26 (Alternative Minimum Tax)

       11,550   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R         11,382,872
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 6.5% (4.3% OF TOTAL INVESTMENTS)

       17,510   Pottawatomie County Home Finance Authority, Oklahoma,                   No Opt. Call         AAA         22,588,776
                 Single Family Mortgage Revenue Bonds, Series 1991A,
                 8.625%, 7/01/10

       11,750   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding            6/09 at 100.00          B-         11,028,315
                 Bonds, American Airlines Inc., Series 2000B,
                 6.000%, 6/01/35 (Alternative Minimum Tax)
                 (Mandatory put 12/01/08)

       23,005   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding           12/08 at 100.00          B-         21,296,649
                 Bonds, American Airlines Inc., Series 2001B,
                 5.650%, 12/01/35 (Alternative Minimum Tax)
                 (Mandatory put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.4% (0.3% OF TOTAL INVESTMENTS)

        3,000   Deschutes County School District 1, Bend-La Pine, Oregon,             6/11 at 100.00         Aaa          3,365,250
                 General Obligation Bonds, Series 2001A,
                 5.500%, 6/15/18 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.8% (3.2% OF TOTAL INVESTMENTS)

        6,090   Carbon County Industrial Development Authority,                         No Opt. Call        BBB-          6,608,929
                 Pennsylvania, Resource Recovery Revenue Refunding
                 Bonds, Panther Creek Partners Project, Series 2000,
                 6.650%, 5/01/10 (Alternative Minimum Tax)

        2,650   Falls Township Hospital Authority, Pennsylvania,                      2/05 at 100.00         AAA          2,747,520
                 FHA-Insured Revenue Refunding Bonds, Delaware
                 Valley Medical Center Project, Series 1992, 7.000%, 8/01/22

        7,000   Pennsylvania, General Obligation Bonds, Second                        9/11 at 101.00          AA          7,662,550
                 Series 2001, 5.000%, 9/15/15

        2,600   Pennsylvania Turnpike Commission, Turnpike Revenue                   12/14 at 100.00         AAA          2,838,628
                 Bonds, Series 2004A, 5.500%, 12/01/31 - AMBAC Insured

        7,800   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  8/13 at 100.00         AAA          8,010,366
                 General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 -
                 FSA Insured

                Philadelphia School District, Pennsylvania, General Obligation
                Bonds, Series 2002B:
        6,000    5.625%, 8/01/19 - FGIC Insured                                       8/12 at 100.00         AAA          6,688,680
        5,500    5.625%, 8/01/20 - FGIC Insured                                       8/12 at 100.00         AAA          6,107,970


                                       37


                        Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 1.5% (1.0% OF TOTAL INVESTMENTS)

$       4,190   Puerto Rico, The Children's Trust Fund, Tobacco                       5/12 at 100.00         BBB     $    3,836,825
                 Settlement Asset-Backed Refunding Bonds, Series 2002,
                 5.375%, 5/15/33

        1,500   Puerto Rico, Public Improvement General Obligation                      No Opt. Call          A-          1,663,515
                 Bonds, Series 2001A, 5.500%, 7/01/29

        1,500   Puerto Rico Public Buildings Authority, Guaranteed                    7/12 at 100.00          A-          1,590,120
                 Government Facilities Revenue Refunding Bonds,
                 Series 2002D, 5.125%, 7/01/20

        5,000   Puerto Rico Municipal Finance Agency, Series 2002A,                   8/12 at 100.00         AAA          5,213,350
                 5.000%, 8/01/27 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 7.4% (4.9% OF TOTAL INVESTMENTS)

       24,725   Greenville County School District, South Carolina,                   12/12 at 101.00         AA-         26,540,062
                 Installment Purchase Revenue Bonds, Series 2002,
                 5.500%, 12/01/22

                Horry County School District, South Carolina, General
                Obligation Bonds, Series 2001A:
        5,840    5.000%, 3/01/20                                                      3/12 at 100.00         AA+          6,229,002
        5,140    5.000%, 3/01/21                                                      3/12 at 100.00         AA+          5,455,442

       13,615   South Carolina Transportation Infrastructure Bank,                   10/11 at 100.00         Aaa         14,716,454
                 Junior Lien Revenue Bonds, Series 2001B,
                 5.125%, 10/01/21 - AMBAC Insured

       10,000   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB          9,487,200
                 South Carolina, Tobacco Settlement Asset-Backed
                 Bonds, Series 2001B, 6.375%, 5/15/28


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.2% (1.5% OF TOTAL INVESTMENTS)

        3,000   Knox County Health, Educational and Housing Facilities                4/12 at 101.00        Baa3          3,037,800
                 Board, Tennessee, Hospital Revenue Bonds, Baptist
                 Health System of East Tennessee Inc. Series 2002,
                 6.375%, 4/15/22

        7,415   Memphis, Tennessee, General Improvement Bonds,                       11/10 at 101.00          AA          7,876,065
                 Series 2002, 5.000%, 11/01/20

        7,605   Tennessee Housing Development Agency, Homeownership                   7/10 at 100.00          AA          7,963,043
                 Program Bonds, Series 2000-2B, 6.350%, 1/01/31
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 18.0% (12.0% OF TOTAL INVESTMENTS)

                Arlington Independent School District, Tarrant County,
                Texas, General Obligation Bonds, Series 1995:
        3,410    0.000%, 2/15/11 (Pre-refunded to 2/15/05)                             2/05 at 71.95         Aaa          2,440,776
        4,105    0.000%, 2/15/14 (Pre-refunded to 2/15/05)                             2/05 at 58.79         Aaa          2,400,645

        6,500   Bell County Health Facilities Development Corporation,               11/08 at 101.00          A-          6,660,290
                 Texas, Retirement Facility Revenue Bonds, Buckner
                 Retirement Services Inc. Obligated Group, Series 1998,
                 5.250%, 11/15/19

       11,255   Brazos River Authority, Texas, Pollution Control Revenue                No Opt. Call         BBB         12,211,900
                 Refunding Bonds, TXU Electric Company Project,
                 Series 2001C, 5.750%, 5/01/36 (Alternative Minimum
                 Tax) (Mandatory put 11/01/11)

        5,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/11 at 100.00         AAA          5,496,000
                 Refunding and Improvement Bonds, Series 2001A,
                 5.625%, 11/01/21 (Alternative Minimum Tax) - FGIC Insured

          360   Ft. Worth Housing Finance Corporation, Texas, Home                    4/05 at 100.00         Aa2            361,184
                 Mortgage Revenue Refunding Bonds, Series 1991A,
                 8.500%, 10/01/11

        8,235   Grand Prairie Housing Finance Corporation, Texas, GNMA                9/10 at 105.00         AAA          9,053,394
                 Multifamily Housing Revenue Bonds, Landings of
                 Carrier Project, Series 2000A, 6.875%, 9/20/42

        2,700   Harris County-Houston Sports Authority, Texas, Senior                11/11 at 100.00         AAA          2,807,811
                 Lien Revenue Bonds, Series 2001G, 5.250%, 11/15/30 -
                 MBIA Insured

        2,500   Harris County Health Facilities Development Corporation,             11/13 at 100.00         AAA          2,549,150
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2003, 5.000%, 11/15/30 - MBIA Insured

       22,500   Houston, Texas, Junior Lien Water and Sewerage System                12/10 at 100.00         AAA         25,365,600
                 Revenue Refunding Bonds, Series 2000B,
                 5.250%, 12/01/30 (Pre-refunded to 12/01/10) - FGIC Insured

                Lubbock Health Facilities Development Corporation, Texas,
                Revenue Bonds, St. Joseph Health System, Series 1998:
        4,900    5.250%, 7/01/15                                                      7/08 at 101.00         AA-          5,148,479
        8,495    5.250%, 7/01/16                                                      7/08 at 101.00         AA-          8,899,107

       17,655   Matagorda County Navigation District 1, Texas, Revenue               11/08 at 102.00         AAA         18,269,924
                 Refunding Bonds, Houston Industries Inc., Series 1998B,
                 5.150%, 11/01/29 - MBIA Insured

        7,650   Nueces County, Port of Corpus Christi Authority, Texas,               5/06 at 101.00         BBB          7,809,350
                 Revenue Refunding Bonds, Union Pacific Corporation
                 Project, Series 1992, 5.350%, 11/01/10


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       2,095   Port of Houston Authority, Harris County, Texas,                     10/10 at 100.00         AA+     $    2,369,005
                 General Obligation Port Improvement Revenue Bonds,
                 Series 2000A, 5.750%, 10/01/20

        2,000   Sam Rayburn Municipal Power Agency, Texas, Power                     10/12 at 100.00          AA          2,208,420
                 Supply System Revenue Refunding Bonds, Series 2002A,
                 5.750%, 10/01/21 - RAAI Insured

       11,300   San Antonio, Texas, Electric and Gas System Revenue                     No Opt. Call         AAA         12,547,746
                 Refunding Bonds, New Series 1992, 5.000%, 2/01/17

       14,680   San Antonio Independent School District, Bexar County,                8/09 at 100.00         AAA         16,744,889
                 Texas, General Obligation Bonds, Series 1999,
                 5.800%, 8/15/29 (Pre-refunded to 8/15/09)

        3,750   Spring Branch Independent School District, Harris County,             2/11 at 100.00         AAA          3,925,613
                 Texas, Limited Tax Schoolhouse and Refunding Bonds,
                 Series 2001, 5.125%, 2/01/23

        5,000   Wichita Falls, Wichita County, Texas, Priority Lien Water             8/11 at 100.00         AAA          5,237,350
                 and Sewerage System Revenue Bonds, Series 2001,
                 5.000%, 8/01/22 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.6% (1.0% OF TOTAL INVESTMENTS)

        5,800   Carbon County, Utah, Solid Waste Disposal Revenue                     2/05 at 102.00         BB-          5,916,232
                 Refunding Bonds, Laidlaw/ECDC Project, Guaranteed by
                 Allied Waste Industries, Series 1995, 7.500%, 2/01/10
                 (Alternative Minimum Tax)

        7,155   Utah Associated Municipal Power Systems, Revenue Bonds,               4/13 at 100.00         AAA          7,441,415
                 Payson Power Project, Series 2003A, 5.000%, 4/01/25 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 2.1% (1.4% OF TOTAL INVESTMENTS)

        4,000   Norfolk Airport Authority, Virginia, Airport Revenue Refunding        7/11 at 100.00         AAA          4,076,400
                 Bonds, Series 2001B, 5.125%, 7/01/31 (Alternative
                 Minimum Tax) - FGIC Insured

       11,040   Suffolk Redevelopment and Housing Authority, Virginia,                  No Opt. Call         Aaa         12,063,739
                 FNMA Multifamily Housing Revenue Refunding Bonds,
                 Windsor at Potomac Vista L.P. Project, Series 2001,
                 4.850%, 7/01/31 (Mandatory put 7/01/11)

          665   Virginia Housing Development Authority, Rental Housing                5/09 at 101.00         AA+            698,715
                 Bonds, Series 1999F, 5.000%, 5/01/15 (Alternative
                 Minimum Tax)

                Virginia Resources Authority, Water System Revenue
                Refunding Bonds, Series 2002:
          500    5.000%, 4/01/18                                                      4/12 at 102.00          AA            545,865
          500    5.000%, 4/01/19                                                      4/12 at 102.00          AA            543,490


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 10.9% (7.2% OF TOTAL INVESTMENTS)

        4,185   Douglas County Public Utility District 1, Washington,                 9/06 at 106.00          AA          4,921,769
                 Revenue Bonds, Wells Hydroelectric, Series 1986,
                 8.750%, 9/01/18

        2,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          2,870,050
                 Bonds, Columbia Generating Station, Series 2002C,
                 5.750%, 7/01/17 - MBIA Insured

        6,750   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          7,486,223
                 Bonds, Columbia Generating Station, Series 2002B,
                 5.350%, 7/01/18 - FSA Insured

        6,950   Port of Seattle, Washington, Revenue Bonds, Series 2000B,             8/10 at 100.00         AAA          7,545,893
                 5.625%, 2/01/24 (Alternative Minimum Tax) - MBIA Insured

       13,400   Seattle, Washington, Municipal Light and Power Revenue               12/10 at 100.00         Aa3         14,082,864
                 Bonds, Series 2000, 5.400%, 12/01/25

        9,440   Tacoma, Washington, Electric System Revenue Refunding                 1/11 at 101.00         AAA         10,724,973
                 Bonds, Series 2001A, 5.750%, 1/01/18 - FSA Insured

        3,545   Washington State Tobacco Settlement Authority, Tobacco                6/13 at 100.00         BBB          3,538,619
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.500%, 6/01/26

       18,145   Washington, General Obligation Bonds, Series 2001-02A,                7/11 at 100.00         AAA         18,900,558
                 5.000%, 7/01/23 - FSA Insured

                Washington, Motor Vehicle Fuel Tax General Obligation
                Bonds, Series 2002C:
        7,000    5.000%, 1/01/21 - FSA Insured                                        1/12 at 100.00         AAA          7,376,530
        7,750    5.000%, 1/01/22 - FSA Insured                                        1/12 at 100.00         AAA          8,127,658

        5,500   Washington State Healthcare Facilities Authority, Revenue            11/08 at 101.00         Aaa          6,104,285
                 Bonds, Swedish Health Services, Series 1998,
                 5.500%, 11/15/14 - AMBAC Insured


                                       39


                        Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.4% (0.9% OF TOTAL INVESTMENTS)

$       7,545   La Crosse, Wisconsin, Pollution Control Revenue Refunding            12/08 at 102.00         AAA     $    8,432,064
                 Bonds, Dairyland Power Cooperative, Series 1997A,
                 5.450%, 9/01/14 - AMBAC Insured

          535   Wisconsin Housing and Economic Development Authority,                 1/05 at 100.00          AA            536,041
                 Housing Revenue Bonds, Series 1992A, 6.850%, 11/01/12

        3,000   Wisconsin Health and Educational Facilities Authority,                5/14 at 100.00        BBB+          3,067,200
                 Revenue Bonds, Fort Healthcare Inc., Series 2004,
                 5.750%, 5/01/29
------------------------------------------------------------------------------------------------------------------------------------
$   1,237,935   Total Long-Term Investments (cost $1,172,126,209) - 150.5%                                            1,267,342,553
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.4% (0.2% OF TOTAL INVESTMENTS)

        1,500   Illinois Health Facilities Authority, Revenue Bonds,                                        A-1+          1,500,000
                 Resurrection Healthcare System, Variable Rate Demand
                 Obligations, Series 1999A, 1.750%, 5/15/29 - FSA Insured +

        2,000   Nebraska Educational Finance Authority, Gross Revenue                                     VMIG-1          2,000,000
                 Refunding Bonds, Creighton University Project, Variable
                 Rate Demand Obligations, Series 2001, 1.740%, 8/01/31 +
------------------------------------------------------------------------------------------------------------------------------------
$       3,500   Total Short-Term Investments (cost $3,500,000)                                                            3,500,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $1,175,626,209) - 150.9%                                                      1,270,842,553
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                     23,250,695
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.7)%                                                       (452,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  842,093,248
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       40


                            Nuveen Premier Municipal Income Fund, Inc. (NPF)
                            Portfolio of
                                    INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.7% (0.5% OF TOTAL INVESTMENTS)

$       2,000   University of South Alabama, Student Tuition Revenue                  3/14 at 100.00         Aaa     $    2,117,300
                 Bonds, Series 2004, 5.000%, 3/15/23 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.7% (0.4% OF TOTAL INVESTMENTS)

        2,000   Alaska Housing Finance Corporation, General Mortgage                  6/09 at 101.00         AAA          2,099,540
                 Revenue Bonds, Series 1999A, 6.000%, 6/01/49 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 5.4% (3.6% OF TOTAL INVESTMENTS)

        2,000   Arizona Water Infrastructure Finance Authority, Water Quality        10/14 at 100.00         AAA          2,159,860
                 Revenue Bonds, Series 2004A, 5.000%, 10/01/21

        6,000   Salt River Project Agricultural Improvement and Power                 1/12 at 101.00          AA          6,689,220
                 District, Arizona, Electric System Revenue Refunding
                 Bonds, Series 2002A, 5.250%, 1/01/15

        7,500   Salt River Project Agricultural Improvement and Power                 1/13 at 100.00          AA          7,855,500
                 District, Arizona, Electric System Revenue Bonds,
                 Series 2002B, 5.000%, 1/01/25


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.3% (0.2% OF TOTAL INVESTMENTS)

          380   Arkansas Development Finance Authority,                               7/05 at 102.00         AAA            382,398
                 FNMA/GNMA Mortgage-Backed Securities Program
                 Single Family Mortgage Bonds, Series 1994C,
                 6.600%, 7/01/17

          540   Arkansas Development Finance Authority, FNMA/GNMA                     7/05 at 102.00         AAA            546,448
                 Mortgage-Backed Securities Program Single Family
                 Mortgage Bonds, Series 1995B, 6.550%, 7/01/18
                 (Alternative Minimum Tax)

           62   Drew County Public Facilities Board, Arkansas,                        2/05 at 102.00         Aaa             63,391
                 FNMA Mortgage-Backed Single Family Revenue Refunding
                 Bonds, Series 1993A-2, 7.900%, 8/01/11

           64   Stuttgart Public Facilities Board, Arkansas, Single Family            9/06 at 100.00         Aaa             65,262
                 Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 9/01/11


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 15.8% (10.5% OF TOTAL INVESTMENTS)

        2,000   California Health Facilities Financing Authority, Revenue               No Opt. Call        BBB+          2,096,220
                 Bonds, Catholic Healthcare West, Series 2004I,
                 4.950%, 7/01/26 (Mandatory put 7/01/14)

        4,000   California, General Obligation Bonds, Series 2004,                    2/14 at 100.00           A          4,185,240
                 5.000%, 2/01/23

        5,690   California Department of Veterans Affairs, Home Purchase              6/12 at 101.00         AAA          6,111,401
                 Revenue Bonds, Series 2002A, 5.300%, 12/01/21 -
                 AMBAC Insured

        1,000   California, Economic Recovery Revenue Bonds,                            No Opt. Call         AA-          1,142,050
                 Series 2004A, 5.250%, 7/01/14

        1,000   Chula Vista, California, Industrial Development Revenue               6/14 at 102.00          A2          1,072,440
                 Bonds, San Diego Gas and Electric Company, Series 1996A,
                 5.300%, 7/01/21

                Foothill/Eastern Transportation Corridor Agency, California,
                Toll Road Revenue Bonds, Series 1995A:
       28,000    0.000%, 1/01/17                                                        No Opt. Call         AAA         16,892,400
       10,000    0.000%, 1/01/22 - FSA Insured                                          No Opt. Call         AAA          4,529,900

        2,640   North Orange County Community College District, California,           8/14 at 100.00         AAA          2,929,027
                 General Obligation Bonds, Series 2003B, 5.000%, 8/01/16 -
                 FGIC Insured

       10,000   San Jose Redevelopment Agency, California, Tax Allocation             8/10 at 101.00         AAA         10,814,800
                 Bonds, Merged Area Redevelopment Project,
                 Series 2002, 5.000%, 8/01/17 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 0.7% (0.5% OF TOTAL INVESTMENTS)

        1,150   Colorado Health Facilities Authority, Revenue Bonds,                  9/14 at 100.00        Baa1          1,148,149
                 Parkview Medical Center, Series 2004, 5.000%, 9/01/25

        1,000   Colorado Health Facilities Authority, Revenue Bonds,                 12/09 at 101.00         Aaa          1,118,850
                 Poudre Valley Health Care Inc., Series 1999A,
                 5.750%, 12/01/23 - FSA Insured


                                       41


                        Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 1.1% (0.7% OF TOTAL INVESTMENTS)

$       2,000   Connecticut Development Authority, Pollution Control                 10/08 at 102.00          A3     $    2,111,820
                 Revenue Refunding Bonds, Connecticut Light and Power
                 Company, Series 1993A, 5.850%, 9/01/28

        1,300   Connecticut Housing Finance Authority, Housing Mortgage               5/06 at 102.00         AAA          1,363,804
                 Finance Program Bonds, Series 1996C-2, 6.250%, 11/15/18


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 4.4% (2.9% OF TOTAL INVESTMENTS)

        4,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,          10/06 at 102.00         AAA          4,265,000
                 5.750%, 10/01/18 (Alternative Minimum Tax) - MBIA Insured

        2,500   Hillsborough County Industrial Development Authority,                10/12 at 100.00        Baa2          2,602,325
                 Florida, Pollution Control Revenue Bonds, Tampa Electric
                 Company Project, Series 2002, 5.100%, 10/01/13

        1,700   Hillsborough County Industrial Development Authority,                 4/10 at 101.00         N/R          1,860,616
                 Florida, Exempt Facilities Revenue Bonds, National Gypsum
                 Company Apollo Beach Project, Series 2000B,
                 7.125%, 4/01/30 (Alternative Minimum Tax)

        4,790   Jacksonville, Florida, Sales Tax Revenue Bonds, River City            4/06 at 101.00         AAA          5,034,434
                 Renaissance Project, Series 1996, 5.125%, 10/01/18 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 4.2% (2.8% OF TOTAL INVESTMENTS)

        8,000   George L. Smith II World Congress Center Authority,                   7/10 at 101.00         AAA          8,726,560
                 Atlanta, Georgia, Revenue Refunding Bonds, Domed
                 Stadium Project, Series 2000, 5.500%, 7/01/20
                 (Alternative Minimum Tax) - MBIA Insured

        4,105   Municipal Electric Authority of Georgia, Combustion Turbine          11/13 at 100.00         AAA          4,511,600
                 Revenue Bonds, Series 2003A, 5.125%, 11/01/17 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.8% (0.5% OF TOTAL INVESTMENTS)

        2,250   Hawaii Department of Budget and Finance, Special Purpose              1/09 at 101.00         AAA          2,509,515
                 Revenue Bonds, Hawaiian Electric Company Inc.,
                 Series 1999D, 6.150%, 1/01/20 (Alternative Minimum
                 Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.1% (0.1% OF TOTAL INVESTMENTS)

          270   Idaho Housing and Finance Association, Single Family                  7/06 at 102.00         Aa1            270,259
                 Mortgage Bonds, Series 1996E, 6.350%, 7/01/14
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 20.3% (13.5% OF TOTAL INVESTMENTS)

        8,670   Chicago, Illinois, General Obligation Bonds, City Colleges              No Opt. Call         AAA          3,341,158
                 of Chicago Capital Improvement Project, Series 1999,
                 0.000%, 1/01/24 - FGIC Insured

          905   Chicago Public Building Commission, Illinois, General                   No Opt. Call         AAA          1,070,733
                 Obligation Lease Certificates, Chicago Board of Education,
                 Series 1990B, 7.000%, 1/01/15 - MBIA Insured

                Chicago, Illinois, Wastewater Transmission Revenue Bonds,
                Series 1995:
        9,995    5.125%, 1/01/25 (Pre-refunded to 1/01/06) - FGIC Insured             1/06 at 102.00         AAA         10,571,212
        3,005    5.125%, 1/01/25 - FGIC Insured                                       1/06 at 102.00         AAA          3,134,786

        8,500   Chicago, Illinois, Senior Lien Water Revenue Bonds,                     No Opt. Call         AAA         10,082,360
                 Series 2001, 5.750%, 11/01/30 - AMBAC Insured

        6,090   Cicero, Illinois, General Obligation Tax Increment Bonds,            12/04 at 102.00      N/R***          6,190,850
                 Series 1995A, 8.125%, 12/01/12 (Pre-refunded to 12/01/04)

        4,165   Illinois Housing Development Authority, Section 8 Elderly             3/05 at 100.00           A          4,190,573
                 Housing Revenue Bonds, Garden House of Maywood
                 Development, Series 1992, 7.000%, 9/01/18

        1,500   Illinois, General Obligation Bonds, Illinois FIRST Program,           2/12 at 100.00         AAA          1,693,755
                 Series 2002, 5.500%, 2/01/17 - FGIC Insured

        9,300   Lake, Cook, Kane and McHenry Counties Community Unit                    No Opt. Call         AAA         10,677,981
                 School District 220, Barrington, Illinois, School Refunding
                 Bonds, Series 2002, 5.250%, 12/01/18 - FSA Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
       10,575    0.000%, 12/15/23 - MBIA Insured                                        No Opt. Call         AAA          4,178,394
       10,775    0.000%, 12/15/24 - MBIA Insured                                        No Opt. Call         AAA          3,987,720

        2,000   Onterie Center Housing Finance Corporation, Illinois,                 1/05 at 101.00         AAA          2,031,780
                 FHA-Insured Section 8 Assisted Mortgage Revenue
                 Refunding Bonds, Onterie Center Project, Series 1992A,
                 7.050%, 7/01/27 - MBIA Insured

        2,588   Wood River Township, Madison County, Illinois, General                2/05 at 101.00         N/R          2,354,633
                 Obligation Bonds, Series 1993, 6.625%, 2/01/14


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 8.0% (5.3% OF TOTAL INVESTMENTS)

                Anderson School Building Corporation, Madison County,
                Indiana, First Mortgage Bonds, Series 2003:
$       1,000    5.500%, 7/15/19 - FSA Insured                                        1/14 at 100.00         AAA     $    1,124,810
        2,275    5.500%, 7/15/23 - FGIC Insured                                       1/14 at 100.00         AAA          2,512,555

                Crown Point Multi-School Building Corporation, Indiana, First
                Mortgage Bonds, Crown Point Community School Corporation, Series 2000:
        7,480    0.000%, 1/15/21 - MBIA Insured                                         No Opt. Call         AAA          3,472,515
        7,980    0.000%, 1/15/22 - MBIA Insured                                         No Opt. Call         AAA          3,486,143
        6,180    0.000%, 1/15/23 - MBIA Insured                                         No Opt. Call         AAA          2,536,643

        2,535   Hammond Multi-School Building Corporation, Lake County,               7/13 at 100.00         AAA          2,657,947
                 Indiana, First Mortgage Revenue Bonds, Series 2003A,
                 5.000%, 7/15/23 - FGIC Insured

        2,350   Indiana Transportation Finance Authority, Highway Revenue             6/13 at 100.00         AAA          2,682,290
                 Bonds, Series 2003A, 5.250%, 6/01/18 (Pre-refunded
                 to 6/01/13) - FSA Insured

        9,255   Indianapolis Local Public Improvement Bond Bank, Indiana,               No Opt. Call         AAA          3,330,412
                 Series 1999E, 0.000%, 2/01/25 - AMBAC Insured

        2,860   St. Joseph County PHM Elementary/Middle School Building                 No Opt. Call           A          3,191,131
                 Corporation, Indiana, First Mortgage Bonds, Series 1994,
                 6.300%, 1/15/09


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 0.4% (0.3% OF TOTAL INVESTMENTS)

        1,310   Louisiana Housing Finance Agency, GNMA Collateralized                 9/05 at 103.00         AAA          1,372,985
                 Mortgage Revenue Bonds, St. Dominic Assisted Care
                 Facility, Series 1995, 6.850%, 9/01/25


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 4.8% (3.2% OF TOTAL INVESTMENTS)

        7,965   Maine Educational Loan Marketing Corporation,                           No Opt. Call          A2          8,344,692
                 Student Loan Revenue Bonds, Subordinate Series 1994B-2,
                 6.250%, 11/01/06 (Alternative Minimum Tax)

        6,395   Maine State Housing Authority, Mortgage Purchase Bonds,               5/13 at 100.00         AA+          6,746,789
                  Series 2004A-2, 5.000%, 11/15/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.7% (0.4% OF TOTAL INVESTMENTS)

        2,000   Maryland Health and Higher Educational Facilities                     8/14 at 100.00         BBB          2,047,860
                 Authority, Revenue Bonds, Medstar Health, Series 2004,
                 5.375%, 8/15/24


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.1% (1.4% OF TOTAL INVESTMENTS)

            5   Massachusetts Municipal Wholesale Electric Company,                   1/05 at 100.00         Aaa              5,060
                 Power Supply System Revenue Bonds, Nuclear Project 6,
                 Series 1987A, 8.750%, 7/01/18 (Pre-refunded to 1/01/05)

        1,900   Massachusetts, General Obligation Bonds, Series 2003D,               10/13 at 100.00         Aa2          2,139,685
                 5.250%, 10/01/20 (Pre-refunded to 10/01/13)

        1,000   Massachusetts Development Finance Authority, Revenue                 10/14 at 100.00         BBB          1,046,780
                 Bonds, Hampshire College, Series 2004, 5.625%, 10/01/24

        3,000   Massachusetts, Special Obligation Dedicated Tax Revenue               1/14 at 100.00         AAA          3,234,000
                 Bonds, Series 2004, 5.250%, 1/01/24 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 2.1% (1.4% OF TOTAL INVESTMENTS)

        2,925   Detroit, Michigan, General Obligation Bonds, Series 2003A,            4/13 at 100.00         AAA          3,193,983
                 5.250%, 4/01/17 - XLCA Insured

        3,025   Wayne County, Michigan, Airport Revenue Refunding                    12/12 at 100.00         AAA          3,359,111
                 Bonds, Detroit Metropolitan Airport, Series 2002C,
                 5.375%, 12/01/19 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 8.3% (5.5% OF TOTAL INVESTMENTS)

        6,900   Champlin, Minnesota, GNMA Guaranteed Senior Housing                   6/12 at 105.00         Aaa          6,990,873
                 Revenue Bonds, Champlin Shores Senior Living Center,
                 Series 2002A, 3.000%, 12/20/43

        3,100   Cohasset, Minnesota, Pollution Control Revenue Bonds,                 7/14 at 100.00           A          3,170,866
                 Allete Inc., Series 2004, 4.950%, 7/01/22

        1,000   Duluth Economic Development Authority, Minnesota,                     2/14 at 100.00          A-          1,035,240
                 Healthcare Facilities Revenue Bonds, Benedictine
                 Health System - St. Mary's Duluth Clinic, Series 2004,
                 5.250%, 2/15/21

        2,290   Minneapolis-St. Paul Housing and Redevelopment Authority,            12/13 at 100.00        BBB+          2,442,926
                 Minnesota, Revenue Bonds, HealthPartners Inc.,
                 Series 2003, 6.000%, 12/01/20

        1,000   Minnesota Municipal Power Agency, Electric Revenue                   10/14 at 100.00          A3          1,086,990
                 Bonds, Series 2004A, 5.250%, 10/01/19


                                       43


                        Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)
                              Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA (continued)

                Minnesota Higher Education Facilities Authority, Revenue
                Bonds, University of St. Thomas, Series 2004-5Y:
$         530    5.250%, 10/01/19                                                    10/14 at 100.00          A2     $      576,105
        1,500    5.250%, 10/01/34                                                    10/14 at 100.00          A2          1,557,885

       10,780   Northwest Minnesota Multi-County Housing and                          4/05 at 102.00         N/R          5,713,400
                 Redevelopment Authority, Governmental Housing Revenue
                 Bonds, Pooled Housing Program, Series 1994B,
                 8.125%, 10/01/26 #

        3,000   St. Paul Port Authority, Minnesota, Lease Revenue Bonds,             12/13 at 100.00         AA+          3,294,090
                 Office Building at Cedar Street, Series 2003, 5.250%, 12/01/20


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.4% (0.3% OF TOTAL INVESTMENTS)

        1,275   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          1,285,570
                 Revenue Bonds, Baptist Memorial Health Care,
                 Series 2004B-1, 5.000%, 9/01/24


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.8% (1.2% OF TOTAL INVESTMENTS)

        5,000   Missouri, General Obligation Refunding Bonds, Fourth State           10/12 at 100.00         AAA          5,464,200
                 Building, Series 2002A, 5.000%, 10/01/18


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 2.3% (1.5% OF TOTAL INVESTMENTS)

        1,580   Douglas County Hospital Authority 2, Nebraska, Health                   No Opt. Call          A2          1,694,787
                 Facilities Revenue Bonds, Nebraska Medical Center,
                 Series 2003, 5.000%, 11/15/16

        2,580   Grand Island, Nebraska, Electric System Revenue Bonds,                3/05 at 100.00       A+***          2,868,315
                 Series 1977, 6.100%, 9/01/12

        2,350   Nebraska Higher Education Loan Program Incorporated,                    No Opt. Call         AAA          2,510,035
                 Senior Subordinate Bonds, Series 1993A-5B,
                 6.250%, 6/01/18 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 4.0% (2.6% OF TOTAL INVESTMENTS)

       10,900   Clark County School District, Nevada, General Obligation              6/12 at 100.00         AAA         12,324,521
                 Bonds, Series 2002C, 5.500%, 6/15/19 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.9% (1.2% OF TOTAL INVESTMENTS)

          490   New Hampshire Municipal Bond Bank, Revenue Bonds,                       No Opt. Call         N/R            494,062
                 Coe-Brown Northwood Academy Project, Series 1994,
                 7.250%, 5/01/09

        5,000   New Hampshire Housing Finance Authority, FHLMC                        7/10 at 101.00         Aaa          5,308,400
                 Multifamily Housing Revenue Remarketed Bonds,
                 Countryside LP Project, Series 1994, 6.100%, 7/01/24
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.1% (0.7% OF TOTAL INVESTMENTS)

        3,000   New Jersey Transportation Trust Fund Authority, Transportation        6/13 at 100.00          A+          3,278,520
                 System Bonds, Series 2003C, 5.500%, 6/15/24


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 15.2% (10.1% OF TOTAL INVESTMENTS)

        5,000   Metropolitan Transportation Authority, New York,                     11/12 at 100.00         AAA          5,378,250
                 Transportation Revenue Refunding Bonds, Series 2002A,
                 5.125%, 11/15/21 - FGIC Insured

                New York City, New York, General Obligation Bonds, Fiscal
                Series 1996J:
        3,855    5.875%, 2/15/19 (Pre-refunded to 2/15/06)                            2/06 at 101.50        A***          4,114,596
          145    5.875%, 5/15/19                                                      2/06 at 101.50           A            153,185

        1,200   New York City, New York, General Obligation Bonds,                    8/14 at 100.00           A          1,335,996
                 Fiscal Series 2004B, 5.250%, 8/01/15

        4,000   New York City, New York, General Obligation Bonds,                    8/14 at 100.00           A          4,332,480
                 Fiscal Series 2004C, 5.250%, 8/15/20

        4,265   New York City, New York, General Obligation Bonds,                   10/13 at 100.00           A          4,548,878
                 Fiscal Series 2003D, 5.250%, 10/15/22

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 1998A:
        1,750    5.125%, 8/15/21 (Pre-refunded to 8/15/07)                            8/07 at 101.00      AA+***          1,914,658
          935    5.125%, 8/15/21 (Pre-refunded to 8/15/07)                            8/07 at 101.00      AA+***          1,022,974
        1,795    5.125%, 8/15/21                                                      8/07 at 101.00         AA+          1,860,715

        1,500   Dormitory Authority of the State of New York, State and               7/14 at 100.00         AA-          1,633,380
                 Local Appropriation Lease Bonds, Upstate Community
                 Colleges, Series 2004B, 5.250%, 7/01/19


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$      10,000   Dormitory Authority of the State of New York, Revenue                 5/10 at 101.00         AAA     $   11,479,900
                 Bonds, State University Educational Facilities Revenue
                 Bonds, 1999 Resolution, Series 2000B, 5.500%, 5/15/30
                 (Pre-refunded to 5/15/10) - FSA Insured

        1,115   New York State Medical Care Facilities Finance Agency,                2/05 at 100.00         AAA          1,149,576
                 FHA-Insured Mortgage Revenue Bonds, Hospital and Nursing
                 Home Projects, Series 1992B, 6.200%, 8/15/22

        3,775   New York State Medical Care Facilities Finance Agency,                2/05 at 101.00         AAA          3,890,892
                 FHA-Insured Mortgage Revenue Bonds, St. Luke's-Roosevelt
                 Hospital Center, Series 1993A, 5.600%, 8/15/13

        3,250   New York State Municipal Bond Bank Agency, Special School             6/13 at 100.00          A+          3,469,635
                 Purpose Revenue Bonds, Series 2003C, 5.250%, 6/01/22

        1,000   New York State Urban Development Corporation,                         7/14 at 100.00           A          1,063,440
                 Subordinate Lien Corporate Purpose Bonds, Series 2004A,
                 5.125%, 1/01/22


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 4.0% (2.7% OF TOTAL INVESTMENTS)

       10,300   North Carolina Eastern Municipal Power Agency, Power                    No Opt. Call         AAA         12,487,617
                 System Revenue Refunding Bonds, Series 1993B,
                 6.000%, 1/01/22 - CAPMAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.6% (1.7% OF TOTAL INVESTMENTS)

        2,110   Cleveland-Rock Glen Housing Assistance Corporation, Ohio,             1/05 at 103.00         AAA          2,175,959
                 FHA-Insured Section 8 Mortgage Revenue Refunding Bonds,
                 Series 1994A, 6.750%, 1/15/25

        2,000   Granville Exempt Village School District, Ohio, General              12/11 at 100.00         Aa3          2,086,560
                 Obligation Bonds, Series 2001, 5.000%, 12/01/24

        4,000   Ohio, Solid Waste Revenue Bonds, Republic Services Inc.,                No Opt. Call        BBB+          3,937,360
                 Series 2004, 4.250%, 4/01/33 (Alternative Minimum Tax)
                 (Mandatory put 4/01/14)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 1.3% (0.9% OF TOTAL INVESTMENTS)

                Oregon, General Obligation Bonds, State Board of Higher
                Education, Series 2004A:
        1,795    5.000%, 8/01/21                                                      8/14 at 100.00         AA-          1,927,453
        1,990    5.000%, 8/01/23                                                      8/14 at 100.00         AA-          2,108,863


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,775   Falls Township Hospital Authority, Pennsylvania, FHA-Insured          2/05 at 100.00         AAA          1,840,320
                 Revenue Refunding Bonds, Delaware Valley Medical
                 Center Project, Series 1992, 7.000%, 8/01/22


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 2.3% (1.5% OF TOTAL INVESTMENTS)

        7,655   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB          7,272,556
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.000%, 6/01/23


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 7.5% (4.9% OF TOTAL INVESTMENTS)

        2,500   Berkeley County School District, South Carolina, Installment         12/13 at 100.00          A-          2,606,275
                 Purchase Revenue Securing Assets for Education,
                 Series 2003, 5.250%, 12/01/24

        4,405   Dorchester County School District 2, South Carolina,                 12/14 at 100.00           A          4,637,496
                 Installment Purchase Revenue Bonds, Series 2004,
                 5.250%, 12/01/23

        3,340   Greenville County School District, South Carolina,                   12/13 at 100.00         AA-          3,594,742
                 Installment Purchase Revenue Bonds, Series 2003,
                 5.250%, 12/01/19

        3,620   Greenville, South Carolina, Hospital Facilities Revenue               5/13 at 100.00         AAA          3,912,351
                 Refunding Bonds, Series 2003A, 5.250%, 5/01/21 -
                 AMBAC Insured

        1,500   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00          A-          1,546,905
                 Economic Development Revenue Bonds, Bon Secours
                 Health System Inc., Series 2002A, 5.625%, 11/15/30

        5,500   South Carolina JOBS Economic Development Authority,                   8/13 at 100.00         BBB          5,883,515
                 Hospital Refunding and Improvement Revenue Bonds,
                 Palmetto Health Alliance, Series 2003C, 6.375%, 8/01/34

        1,145   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB          1,098,834
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,750   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00          A+          1,828,733
                 Revenue Bonds, Sioux Valley Hospitals and Health System,
                 Series 2004A, 5.500%, 11/01/31


                                       45


                        Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.7% (0.5% OF TOTAL INVESTMENTS)

$       2,060   Johnson City Health and Educational Facilities Board,                 1/09 at 101.00         AAA     $    2,235,450
                 Tennessee, Hospital Revenue Refunding and Improvement
                 Bonds, Johnson City Medical Center, Series 1998C,
                 5.125%, 7/01/25 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 6.2% (4.1% OF TOTAL INVESTMENTS)

        1,075   Brazos River Authority, Texas, Pollution Control Revenue             10/13 at 101.00         BBB          1,149,487
                 Bonds, TXU Energy Company LLC, Series 2003C,
                 6.750%, 10/01/38 (Alternative Minimum Tax)

        3,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA          3,219,900
                 Bonds, Series 2004A, 5.250%, 5/15/25 - MBIA Insured

        2,265   Lower Colorado River Authority, Texas, Contract Revenue               5/13 at 100.00         AAA          2,413,290
                 Refunding Bonds, Transmission Services Corporation,
                 Series 2003C, 5.250%, 5/15/25 - AMBAC Insured

        2,000   Mansfield Independent School District, Tarrant County,                2/11 at 100.00         AAA          2,111,240
                 Texas, General Obligation Bonds, Series 2001, 5.375%, 2/15/26

        3,735   Texas General Services Commission, Certificates of                    3/05 at 100.50           A          3,795,357
                 Participation, Series 1992, 7.500%, 9/01/22

                Texas Tech University, Financing System Revenue Bonds,
                9th Series 2003:
        3,525    5.250%, 2/15/18 - AMBAC Insured                                      8/13 at 100.00         AAA          3,885,854
        2,250    5.250%, 2/15/19 - AMBAC Insured                                      8/13 at 100.00         AAA          2,471,535

          160   Victoria Housing Finance Corporation, Texas, FNMA Single                No Opt. Call         Aaa            160,230
                 Family Mortgage Revenue Refunding Bonds, Series 1995,
                 8.125%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.4% (0.3% OF TOTAL INVESTMENTS)

          680   Utah Housing Corporation, Single Family Mortgage Bonds,               7/11 at 100.00         Aa2            708,628
                 Series 2001D, 5.500%, 1/01/21 (Alternative Minimum Tax)

          115   Utah Housing Finance Agency, Single Family Mortgage                   1/07 at 102.00          AA            115,124
                 Bonds, Series 1996C, 6.450%, 7/01/14 (Alternative
                 Minimum Tax)

          450   Utah Housing Finance Agency, Single Family Mortgage                   7/07 at 101.50          AA            472,010
                 Bonds, Series 1997F, 5.750%, 7/01/15 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 9.8% (6.5% OF TOTAL INVESTMENTS)

        2,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          2,870,050
                 Bonds, Columbia Generating Station, Series 2002C,
                 5.750%, 7/01/17 - MBIA Insured

        3,000   Energy Northwest, Washington, Electric Revenue                        7/13 at 100.00         Aaa          3,374,820
                 Refunding Bonds, Nuclear Project 1, Series 2003A,
                 5.500%, 7/01/16

        6,160   King County Public Hospital District 2, Washington,                   6/11 at 101.00         AAA          6,527,074
                 Limited Tax General Obligation Bonds, Evergreen
                 Hospital Medical Center, Series 2001A,
                 5.250%, 12/01/24 - AMBAC Insured

        5,000   Seattle, Washington, Municipal Light and Power Revenue                3/11 at 100.00         AAA          5,654,850
                 Refunding and Improvement Bonds, Series 2001,
                 5.500%, 3/01/12 - FSA Insured

        1,000   Skagit County Public Hospital District 1, Washington,                   No Opt. Call        Baa3          1,017,870
                 Revenue Bonds, Skagit Valley Hospital, Series 2003,
                 6.000%, 12/01/23

        9,750   Washington, General Obligation Refunding Bonds,                         No Opt. Call         Aa1         11,173,305
                 Series 1992A and 1992AT-6, 6.250%, 2/01/11


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.8% (1.2% OF TOTAL INVESTMENTS)

        3,150   West Virginia Water Development Authority, Loan                      11/13 at 101.00         AAA          3,433,626
                 Program II Revenue Bonds, Series 2003B, 5.250%, 11/01/23 -
                 AMBAC Insured

        2,000   West Virginia Water Development Authority, Infrastructure            10/13 at 101.00         AAA          2,231,640
                 Revenue Bonds, Series 2003A, 5.500%, 10/01/23 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 4.9% (3.3% OF TOTAL INVESTMENTS)

          455   Wisconsin Housing and Economic Development Authority,                 1/05 at 100.00          AA            455,892
                 Housing Revenue Bonds, Series 1992A, 6.850%, 11/01/12

        5,000   Wisconsin Health and Educational Facilities Authority,                2/10 at 101.00          AA          5,628,000
                 Revenue Bonds, Marshfield Clinic, Series 1999,
                 6.250%, 2/15/18 - RAAI Insured


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN (continued)

$       5,670   Wisconsin Health and Educational Facilities Authority,                7/11 at 100.00          A-     $    5,920,897
                 Revenue Bonds, Agnesian Healthcare Inc., Series 2001,
                 6.000%, 7/01/30

        2,350   Wisconsin Health and Educational Facilities Authority,               10/11 at 101.00          A+          2,410,816
                 Revenue Bonds, Froedtert and Community Health Obligated
                 Group, Series 2001, 5.375%, 10/01/30

        1,000   Wisconsin Health and Educational Facilities Authority,                5/14 at 100.00        BBB+          1,026,950
                 Revenue Bonds, Fort Healthcare Inc., Series 2004,
                 5.375%, 5/01/18
------------------------------------------------------------------------------------------------------------------------------------
$     497,044   Total Long-Term Investments (cost $441,063,749) - 150.3%                                                469,121,429
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.4% (0.3% OF TOTAL INVESTMENTS)

        1,200   California Statewide Community Development Authority,                                       A-1+          1,200,000
                 Certificates of Participation, John Muir/Mt. Diablo Health
                 System, Variable Rate Demand Obligations, Series 1997,
                 1.6500%, 8/15/27 - AMBAC Insured +
------------------------------------------------------------------------------------------------------------------------------------
$       1,200   Total Short-Term Investments (cost $1,200,000)                                                            1,200,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $442,263,749) - 150.7%                                                          470,321,429
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                      6,669,817
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.9)%                                                       (165,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  311,991,246
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The security was sold subsequent to the reporting period.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       47


                            Nuveen Municipal High Income Opportunity Fund (NMZ)
                            Portfolio of
                                    INVESTMENTS October 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.3% (1.6% OF TOTAL INVESTMENTS)

$       2,000   Baldwin County Eastern Shore Healthcare Authority,                    4/06 at 102.00        BBB-     $    2,075,960
                 Alabama, Hospital Revenue Bonds, Thomas Hospital,
                 Series 1996, 6.750%, 4/01/15

        6,200   Baldwin County Eastern Shore Healthcare Authority,                    4/08 at 102.00        BBB-          6,019,580
                 Alabama, Hospital Revenue Bonds, Thomas Hospital,
                 Series 1998, 5.750%, 4/01/27


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 4.7% (3.3% OF TOTAL INVESTMENTS)

          600   Estrella Mountain Ranch Community Facilities District,                7/10 at 102.00         N/R            666,000
                 Goodyear, Arizona, Special Assessment Lien Bonds,
                 Series 2001A, 7.875%, 7/01/25 (DD, settling 11/10/04)

        6,720   Maricopa County Industrial Development Authority, Arizona,            1/11 at 103.00         BBB          6,641,376
                 Senior Living Facility Revenue Bonds, Christian Care
                 Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative
                 Minimum Tax)

                Phoenix Industrial Development Authority, Arizona,
                Educational Revenue Bonds, Keystone Montessori
                School, Series 2004A:
          350    6.375%, 11/01/13                                                    11/11 at 103.00         N/R            353,696
          790    7.250%, 11/01/23                                                    11/11 at 103.00         N/R            799,780
        1,715    7.500%, 11/01/33                                                    11/11 at 103.00         N/R          1,735,957

          550   Pima County Industrial Development Authority, Arizona,               12/14 at 100.00        BBB-            551,595
                 Charter School Revenue Bonds, Noah Webster Basic
                 Schools Inc., Series 2004, 6.125%, 12/15/34

        1,645   Pima County Industrial Development Authority, Arizona,                7/14 at 100.00         N/R          1,678,607
                 Charter School Revenue Bonds, Heritage Elementary
                 School, Series 2004, 7.500%, 7/01/34

                Pima County Industrial Development Authority, Arizona, Charter
                School Revenue Bonds, Pointe Educational Services Charter
                School, Series 2004:
          500    6.250%, 7/01/14                                                        No Opt. Call         N/R            505,550
        1,000    7.125%, 7/01/24                                                      7/14 at 100.00         N/R          1,010,640

        1,150   Pinal County Industrial Development Authority, Arizona,              10/12 at 100.00           A          1,189,089
                 Correctional Facilities Contract Revenue Bonds, Florence
                 West Prison LLC, Series 2002A, 5.250%, 10/01/22 -
                 ACA Insured

        1,000   Tucson Industrial Development Authority, Arizona,                     9/14 at 100.00        BBB-          1,001,020
                 Charter School Revenue Bonds, Arizona Agribusiness
                 and Equine Center Charter School, Series 2004A,
                 5.850%, 9/01/24


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 19.5% (13.6% OF TOTAL INVESTMENTS)

        8,000   Alameda Public Finance Authority, California, Bond                      No Opt. Call         N/R          8,035,600
                 Anticipation Notes, Alameda Power and Telecom,
                 Series 2004, 7.000%, 6/01/09

          500   California Health Facilities Financing Authority, Health                No Opt. Call        BBB+            524,055
                 Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2004I, 4.950%, 7/01/26 (Mandatory put 7/01/14)

        1,100   California Health Facilities Financing Authority, Hospital           11/04 at 101.00         BB+          1,040,897
                 Revenue Bonds, Downey Community Hospital,
                 Series 1993, 5.750%, 5/15/15

        3,360   California, General Obligation Bonds, Series 2003, 5.000%, 11/01/21  11/13 at 100.00           A          3,558,542

        3,500   California, General Obligation Bonds, Series 2004, 5.100%, 2/01/34    2/09 at 100.00           A          3,553,305

                California State Public Works Board, Lease Revenue Bonds,
                Department of General Services, Series 2003D:
        1,090    5.000%, 6/01/21                                                     12/13 at 100.00          A-          1,148,119
        1,170    5.100%, 6/01/23                                                     12/13 at 100.00          A-          1,226,382

        3,000   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00          A-          3,090,900
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.000%, 6/01/25

        1,025   California Statewide Community Development Authority,                 1/14 at 100.00         N/R          1,039,914
                 Subordinate Lien Multifamily Housing Revenue Bonds,
                 Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34
                 (Alternative Minimum Tax)

        3,800   California Statewide Community Development Authority,                10/15 at 103.00         N/R          4,177,872
                 Senior Lien Revenue Bonds, East Valley Tourist Authority,
                 Series 2003B, 9.250%, 10/01/20


                                       48

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       2,925   California Statewide Community Development Authority,                 3/14 at 102.00         N/R     $    2,982,184
                 Revenue Bonds, Epidaurus Project, Series 2004A,
                 7.750%, 3/01/34

        1,000   Golden State Tobacco Securitization Corporation,                      6/13 at 100.00         BBB          1,081,050
                 California, Tobacco Settlement Asset-Backed Revenue
                 Bonds, Series 2003A-2, 7.900%, 6/01/42

        5,500   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          5,402,045
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39

        4,975   Golden State Tobacco Securitization Corporation,                      6/13 at 100.00          A-          5,335,041
                 California, Enhanced Tobacco Settlement Asset-Backed
                 Bonds, Series 2003B, 5.625%, 6/01/33

                Huntington Beach, California, Special Tax Bonds, Community
                Facilities District 2003-1, Huntington Center, Series 2004:
          500    5.800%, 9/01/23                                                      9/14 at 100.00         N/R            511,050
        1,000    5.850%, 9/01/33                                                      9/14 at 100.00         N/R          1,016,740

        2,500   Independent Cities Lease Finance Authority, California,               5/14 at 100.00         N/R          2,563,425
                 Revenue Bonds, El Granada Mobile Home Park,
                 Series 2004A, 6.450%, 5/15/44

        1,015   Independent Cities Lease Finance Authority, California,               5/14 at 100.00         N/R          1,018,887
                 Subordinate Lien Revenue Bonds, El Granada Mobile
                 Home Park, Series 2004B, 6.500%, 5/15/44

        1,200   Lake Elsinore, California, Special Tax Bonds, Community               9/13 at 102.00         N/R          1,207,032
                 Facilities District 2003-2 Improvement Area A,
                 Canyon Hills, Series 2004A, 5.950%, 9/01/34

        3,400   Lee Lake Water District, Riverside County, California,                9/13 at 102.00         N/R          3,474,630
                 Special Tax Bonds, Community Facilities District 3,
                 Series 2004, 5.950%, 9/01/34

          300   Los Angeles Regional Airports Improvement Corporation,               12/12 at 102.00          B-            272,100
                 California, Sublease Revenue Bonds, Los Angeles
                 International Airport, American Airlines Inc. Terminal 4
                 Project, Series 2002B, 7.500%, 12/01/24 (Alternative
                 Minimum Tax)

        1,250   Los Angeles Regional Airports Improvement Corporation,               12/12 at 102.00          B-          1,133,750
                 California, Sublease Revenue Bonds, Los Angeles
                 International Airport, American Airlines Inc. Terminal 4
                 Project, Series 2002C, 7.500%, 12/01/24 (Alternative
                 Minimum Tax)

                Moreno Valley Unified School District, Riverside County,
                California, Community Facilities District Special Tax Bonds,
                Series 2004:
          800    5.550%, 9/01/29 (WI, settling 11/04/04)                              9/05 at 102.00         N/R            800,232
        1,250    5.650%, 9/01/34 (WI, settling 11/04/04)                              9/05 at 102.00         N/R          1,252,225

        1,555   Murrieta Valley Unified School District, Riverside County,            9/11 at 100.00         N/R          1,515,099
                 California, Special Tax Bonds, Community Facilities
                 District 2000-1, Series 2004B, 5.300%, 9/01/34

        1,000   Oceanside, California, Special Tax Revenue Bonds, Morro               3/14 at 100.00         N/R          1,023,480
                 Hills Community Facilities District, Series 2004,
                 5.750%, 9/01/28

                Orange County, California, Special Tax Bonds, Community
                Facilities District 03-1 of Ladera Ranch, Series 2004A:
          500    5.500%, 8/15/23                                                      8/12 at 101.00         N/R            513,810
        1,625    5.600%, 8/15/28                                                      8/12 at 101.00         N/R          1,661,644
        1,000    5.625%, 8/15/34                                                      8/12 at 101.00         N/R          1,024,290

        2,250   San Diego and Imperial Counties, California, Certificates             9/12 at 100.00        BBB-          2,261,903
                 of Participation, Developmental Services Foundation
                 Project, Series 2002, 5.500%, 9/01/27

        3,895   West Patterson Financing Authority, California, Special               9/13 at 103.00         N/R          3,965,227
                 Tax Bonds, Community Facilities District 2001-1,
                 Series 2004A, 6.125%, 9/01/39


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 9.6% (6.7% OF TOTAL INVESTMENTS)

          925   Bradburn Metropolitan District 3, Colorado, General                  12/13 at 101.00         N/R            952,926
                 Obligation Bonds, Series 2003, 7.500%, 12/01/33

        5,600   Buffalo Ridge Metropolitan District, Colorado, Limited               12/13 at 101.00         N/R          5,769,064
                 Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33

          925   Colorado Educational and Cultural Facilities Authority,               7/10 at 100.00         N/R            948,116
                 Charter School Revenue Bonds, Compass Montessori
                 Charter School, Series 2000, 7.750%, 7/15/31

          650   Colorado Educational and Cultural Facilities Authority,               9/11 at 100.00        Baa3            656,812
                 Charter School Revenue Bonds, Bromley East Charter
                 School, Series 2000A, 7.250%, 9/15/30


                                       49


Nuveen Municipal High Income Opportunity Fund (NMZ) (continued)
                    Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$         400   Colorado Educational and Cultural Facilities Authority,              12/10 at 101.00         BBB     $      436,564
                 Charter School Revenue Bonds, Academy Charter
                 School, Series 2000, 6.875%, 12/15/20

        1,450   Colorado Educational and Cultural Facilities Authority,               6/11 at 100.00         Ba1          1,507,029
                 Charter School Revenue Bonds, Weld County School
                 District 6 - Frontier Academy, Series 2001, 7.250%, 6/01/20

        1,822   Colorado Educational and Cultural Facilities Authority,               2/12 at 100.00         N/R          1,902,769
                 Charter School Revenue Bonds, Jefferson County
                 School District R-1 - Compass Montessori Secondary
                 School, Series 2002, 8.000%, 2/15/32

        3,500   Colorado Educational and Cultural Facilities Authority,               5/14 at 101.00         N/R          3,645,005
                 Charter School Revenue Bonds, Denver Arts and Technology
                 Academy, Series 2003, 8.000%, 5/01/34

                Colorado Educational and Cultural Facilities Authority, Charter
                School Revenue Bonds, Excel Academy Charter School, Series 2003:
          500    7.300%, 12/01/23                                                    12/13 at 100.00         N/R            514,140
          875    7.500%, 12/01/33                                                    12/13 at 100.00         N/R            899,535

        1,500   Colorado Educational and Cultural Facilities Authority,               6/14 at 100.00         N/R          1,554,255
                 Charter School Revenue Bonds, Heritage Christian School,
                 Series 2004A, 7.500%, 6/01/34

        2,000   Colorado Educational and Cultural Facilities Authority,               6/14 at 100.00         N/R          2,003,860
                 Revenue Bonds, Colorado Lutheran High School Association,
                 Series 2004A, 7.500%, 6/01/24

        1,000   Colorado Housing and Finance Authority, Multifamily                  10/12 at 100.00          AA          1,031,790
                 Project Bonds, Class II Series 2002C-6, 5.300%, 10/01/42

        4,250   Denver Health and Hospitals Authority, Colorado, Revenue             12/14 at 100.00         BBB          4,543,293
                 Bonds, Series 2004A, 6.250%, 12/01/33

        1,000   Denver City and County, Colorado, FHA-Insured Multifamily             7/08 at 102.00         AAA          1,031,220
                 Housing Mortgage Loan Revenue Bonds, Garden Court
                 Community Project, Series 1998, 5.400%, 7/01/39

          800   Eagle County Air Terminal Corporation, Colorado, Airport              5/06 at 101.00         N/R            815,568
                 Terminal Revenue Bonds, Series 1996, 7.500%, 5/01/21
                 (Alternative Minimum Tax)

        1,250   Mesa County, Colorado, Residential Care Facilities                   12/11 at 101.00          AA          1,318,125
                 Mortgage Revenue Bonds, Hilltop Community Resources
                 Inc. Obligated Group, Series 2001A, 5.250%, 12/01/21 -
                 RAAI Insured

        2,000   Park Creek Metropolitan District, Colorado, Limited Tax              12/32 at 100.00         N/R          2,015,880
                 Obligation Revenue Bonds, Series 2003CR-2,
                 7.875%, 12/01/13

                Tallyn's Reach Metropolitan District 2, Aurora Colorado, Limited
                Tax General Obligation Bonds, Series 2004:
          250    6.000%, 12/01/18                                                    12/13 at 100.00         N/R            250,938
          315    6.375%, 12/01/23                                                    12/13 at 100.00         N/R            316,162

                Tallyn's Reach Metropolitan District 3, Aurora Colorado, Limited
                Tax General Obligation Bonds, Series 2004:
          500    6.625%, 12/01/23                                                    12/13 at 100.00         N/R            501,820
          500    6.750%, 12/01/33                                                    12/13 at 100.00         N/R            501,810


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,025   Eastern Connecticut Resource Recovery Authority,                      1/05 at 100.00         BBB          1,027,573
                 Solid Waste Revenue Bonds, Wheelabrator Lisbon
                 Project, Series 1993A, 5.500%, 1/01/20 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 11.2% (7.8% OF TOTAL INVESTMENTS)

        4,535   Bartram Springs Community Development District, Duval                 5/13 at 102.00         N/R          4,774,902
                 County, Florida, Special Assessment Bonds, Series 2003A,
                 6.650%, 5/01/34

          700   Broward County, Florida, Airport Facility Revenue Bonds,             11/14 at 101.00        BBB-            777,595
                 Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative
                 Minimum Tax)

        3,000   Capital Trust Agency, Florida, Revenue Bonds, Seminole               10/12 at 102.00         N/R          3,701,490
                 Tribe Convention Center, Series 2002A, 10.000%, 10/01/33

        1,195   Century Gardens Community Development District,                       5/14 at 101.00         N/R          1,187,555
                 Miami-Dade County, Florida, Special Assessment
                 Revenue Bonds, Series 2004, 5.900%, 5/01/34

                Islands at Doral Northeast Community Development District,
                Florida, Special Assessment Bonds, Series 2004:
          500    6.125%, 5/01/24                                                      5/14 at 101.00         N/R            512,450
          450    6.250%, 5/01/34                                                      5/14 at 101.00         N/R            459,374


                                       50

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$       5,785   Lee County Industrial Development Authority, Florida,                   No Opt. Call          A1     $    6,140,546
                 Multifamily Housing Revenue Bonds, Legacy at Lehigh
                 Project, Senior Series 2003A, 6.000%, 12/01/43

          645   Lexington Community Development District, Florida, Special            5/14 at 101.00         N/R            658,010
                 Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34

        4,000   MMA Financial CDD Junior Securitization Trust, Florida,              11/07 at 100.00         N/R          4,019,440
                 Pass-Through Certificates, Class A Series 2003I,
                 8.000%, 11/01/13

        3,370   Meadowwoods Community Development District, Pasco                     5/14 at 101.00         N/R          3,410,474
                 County, Florida, Special Assessment Revenue Bonds,
                 Series 2004A, 6.050%, 5/01/35

        1,000   Orlando Utilities Commission, Florida, Subordinate Lien                 No Opt. Call      Aa1***          1,261,550
                 Water and Electric Revenue Bonds, Series 1989D,
                 6.750%, 10/01/17

        4,000   Palm Beach County Housing Finance Authority, Florida,                 7/09 at 103.00         N/R          3,961,960
                 Multifamily Housing Revenue Bonds, Lake Delray
                 Apartments, Series 1999A, 6.400%, 1/01/31 (Alternative
                 Minimum Tax)

        1,700   South-Dade Venture Community Development District,                    5/14 at 101.00         N/R          1,728,288
                 Florida, Special Assessment Revenue Bonds, Series 2004,
                 6.125%, 5/01/34

                Stonegate Community Development District, Florida, Special
                Assessment Revenue Bonds, Series 2004:
          500    6.000%, 5/01/24                                                      5/14 at 101.00         N/R            508,375
          500    6.125%, 5/01/34                                                      5/14 at 101.00         N/R            508,320

                Westchester Community Development District 1, Florida,
                Special Assessment Bonds, Series 2003:
        1,150    6.000%, 5/01/23                                                      5/13 at 101.00         N/R          1,168,722
        3,750    6.125%, 5/01/35                                                      5/13 at 101.00         N/R          3,817,538


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.9% (0.6% OF TOTAL INVESTMENTS)

        2,000   Fulton County Residential Care Facilities Authority, Georgia,        12/13 at 102.00         N/R          2,050,000
                 Revenue Bonds, St. Anne's Terrace, Series 2003,
                 7.625%, 12/01/33

          900   Fulton County Residential Care Facilities Authority, Georgia,         2/09 at 100.00         N/R            896,742
                 Revenue Bonds, Canterbury Court, Series 2004A,
                 6.125%, 2/15/34


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 10.4% (7.2% OF TOTAL INVESTMENTS)

        2,000   Chicago, Illinois, Certificates of Participation Tax Increment       12/08 at 100.00         N/R          2,102,640
                 Revenue Notes, Chicago/Kingsbury Redevelopment Project,
                 Series 2004A, 6.570%, 2/15/13

        1,400   Illinois Health Facilities Authority, Revenue Bonds, Midwest         11/08 at 102.00         BB+          1,256,178
                 Physicians Group Ltd., Series 1998, 5.500%, 11/15/19

          795   Illinois Health Facilities Authority, Revenue Bonds, Victory          8/07 at 101.00        Baa2            739,310
                 Health Services, Series 1997A, 5.750%, 8/15/27

        8,725   Illinois Health Facilities Authority, Revenue Bonds, Lake             7/12 at 100.00          A-          9,072,255
                 Forest Hospital, Series 2002A, 5.750%, 7/01/29

                Illinois Health Facilities Authority, FHA-Insured Mortgage
                Revenue Refunding Bonds, Sinai Health System, Series 2003:
        5,000    5.000%, 8/15/24                                                      8/13 at 100.00         AAA          5,137,500
       10,000    5.100%, 8/15/33                                                      8/13 at 100.00         AAA         10,151,500
        5,000    5.150%, 2/15/37                                                      8/13 at 100.00         AAA          5,075,950

          305   Illinois Health Facilities Authority, Revenue Refunding               1/05 at 100.00         BB+            305,088
                 Bonds, Proctor Community Hospital, Series 1991,
                 7.375%, 1/01/23

        2,065   Plano Special Service Area 1, Illinois, Special Tax Bonds,            3/14 at 102.00         N/R          2,063,410
                 Lakewood Springs, Series 2004A, 6.200%, 3/01/34


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 5.4% (3.8% OF TOTAL INVESTMENTS)

        6,360   Carmel Redevelopment District, Indiana, Tax Increment                 7/12 at 103.00         N/R          6,397,524
                 Revenue Bonds, Series 2004A, 6.650%, 1/15/24

                Indiana Health Facility Financing Authority, Hospital Revenue
                Bonds, Community Foundation of Northwest Indiana, Series 2004A:
          500    6.250%, 3/01/25                                                      3/14 at 101.00        BBB-            516,905
        2,500    6.000%, 3/01/34                                                      3/14 at 101.00        BBB-          2,491,200

        7,650   Vincennes, Indiana, Economic Development Revenue                      1/09 at 102.00         N/R          7,322,657
                 Bonds, Southwest Indiana Regional Youth Village,
                 Series 1999, 6.250%, 1/01/24


                                       51


                        Nuveen Municipal High Income Opportunity Fund (NMZ) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA (continued)

$       1,935   Whitley County, Indiana, Solid Waste and Sewerage                    11/10 at 102.00         N/R     $    2,041,735
                 Disposal Revenue Bonds, Steel Dynamics Inc.,
                 Series 1998, 7.250%, 11/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.6% (0.4% OF TOTAL INVESTMENTS)

        2,875   Kenton County Airport Board, Kentucky, Special Facilities               No Opt. Call          CC          2,017,158
                 Revenue Bonds, Delta Air Lines Project, Series 1992A,
                 7.500%, 2/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 6.7% (4.7% OF TOTAL INVESTMENTS)

        3,405   Carter Plantation Community Development District,                    11/05 at 100.00         N/R          3,392,095
                 Livingston Parish, Louisiana, Special Assessment Bonds,
                 Series 2004, 5.500%, 5/01/16

        8,500   Hodge, Louisiana, Combined Utility System Revenue Bonds,                No Opt. Call           B          9,984,865
                 Stone Container Corporation, Series 2003, 7.450%, 3/01/24
                 (Alternative Minimum Tax)

        2,640   Lafourche Parish Housing Authority, Louisiana, GNMA                   1/11 at 105.00         AAA          2,982,329
                 Collateralized Mortgage Loan Multifamily Mortgage
                 Revenue Bonds, City Place II Apartments, Series 2001,
                 6.700%, 1/20/40

                Ouachita Parish Industrial Development Authority, Louisiana,
                Solid Waste Disposal Revenue Bonds, White Oaks Project, Series 2004A:
          865    8.250%, 3/01/19 (Alternative Minimum Tax)                            3/10 at 102.00         N/R            889,350
          805    8.500%, 3/01/24 (Alternative Minimum Tax)                            3/10 at 102.00         N/R            822,976

        5,125   St. James Parish, Louisiana, Solid Waste Disposal Revenue               No Opt. Call         N/R          5,133,456
                 Bonds, Freeport McMoran Project, Series 1992,
                 7.700%, 10/01/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 0.9% (0.6% OF TOTAL INVESTMENTS)

        3,155   Portland Housing Development Corporation, Maine,                      2/14 at 102.00        Baa2          3,143,863
                 Senior Living Section 8 Assisted Revenue Bonds, Avesta
                 Housing Development Corporation, Series 2004A, 6.000%, 2/01/34


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 3.4% (2.4% OF TOTAL INVESTMENTS)

        2,000   Maryland Energy Financing Administration, Revenue Bonds,              9/05 at 102.00         N/R          2,048,380
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)

        3,800   Maryland Health and Higher Educational Facilities                     8/14 at 100.00         BBB          3,881,928
                 Authority, Revenue Bonds, Medstar Health, Series
                 2004, 5.500%, 8/15/33

        7,435   Prince George's County, Maryland, Revenue Refunding and               1/05 at 102.00          B3          5,784,653
                 Project Bonds, Dimensions Health Corporation, Series 1994,
                 5.300%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.5% (1.0% OF TOTAL INVESTMENTS)

        1,350   Massachusetts Health and Educational Facilities Authority,            7/14 at 100.00          BB          1,335,299
                  Revenue Bonds, Northern Berkshire Community Services
                 Inc., Series 2004B, 6.375%, 7/01/34

        3,490   Massachusetts Housing Finance Agency, Rental Housing                  7/10 at 100.00         AAA          3,760,894
                 Mortgage Revenue Bonds, Series 2000H, 6.650%, 7/01/41
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 5.3% (3.7% OF TOTAL INVESTMENTS)

        1,335   Countryside Charter School, Berrien County, Michigan,                 4/09 at 100.00         N/R          1,287,341
                 Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29

          930   Countryside Charter School, Berrien County, Michigan,                 4/09 at 100.00         N/R            953,585
                 Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29

        1,480   Detroit Local Development Finance Authority, Michigan,                5/09 at 101.00         BB-          1,286,253
                 Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21

        3,500   Michigan State Hospital Finance Authority, Hospital Revenue           2/05 at 102.00         Ba3          2,891,875
                 Refunding Bonds, Detroit Medical Center Obligated Group,
                 Series 1993B, 5.500%, 8/15/23

        2,775   Nataki Talibah Schoolhouse, Wayne County, Michigan,                   6/10 at 102.00         N/R          2,940,140
                 Certificates of Participation, Series 2000, 8.250%, 6/01/30

                Pontiac Hospital Finance Authority, Michigan, Hospital Revenue
                Refunding Bonds, NOMC Obligated Group, Series 1993:
        1,000    6.000%, 8/01/13                                                      2/05 at 101.00         Ba1            947,110
        1,500    6.000%, 8/01/18                                                      2/05 at 101.00         Ba1          1,327,545
        1,800    6.000%, 8/01/23                                                      2/05 at 101.00         Ba1          1,556,172


                                       52

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

$       5,000   Saginaw Hospital Finance Authority, Michigan, Hospital                7/14 at 100.00           A     $    5,181,000
                 Revenue Bonds, Covenant Medical Center, Series 2004G,
                 5.125%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.8% (2.0% OF TOTAL INVESTMENTS)

                Minneapolis, Minnesota, Student Housing Revenue Bonds,
                Riverton Community Housing Project, Series 2000:
          100    7.200%, 7/01/14                                                      7/10 at 100.00         N/R            102,669
          100    7.300%, 7/01/15                                                      7/10 at 100.00         N/R            102,661

          500   Minneapolis, Minnesota, Commercial Development Revenue               11/04 at 100.00         N/R            500,590
                 Bonds, Thresher Square Limited Partnership II, Series 1996,
                 7.250%, 5/01/15

        1,325   Ramsey, Anoka County, Minnesota, Charter School Lease                 6/14 at 102.00         N/R          1,346,717
                 Revenue Bonds, PACT Charter School, Series 2004A,
                 6.750%, 12/01/33

        5,000   St. Louis Park, Minnesota, Revenue Bonds, Park Nicollet               7/14 at 100.00          A-          5,131,250
                 Health Services, Series 2003B, 5.250%, 7/01/30

        1,100   St. Paul Housing and Redevelopment Authority, Minnesota,              6/14 at 102.00         N/R          1,118,029
                 Charter School Revenue Bonds, HOPE Community Academy
                 Charter School, Series 2004A, 6.750%, 12/01/33

        1,430   St. Paul Housing and Redevelopment Authority, Minnesota,              6/14 at 102.00         N/R          1,460,631
                 Charter School Revenue Bonds, Higher Ground Academy
                 Charter School, Series 2004A, 6.625%, 12/01/23


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,000   Mississippi Home Corporation, Multifamily Housing Revenue            11/19 at 101.00         N/R          1,014,720
                 Bonds, Tupelo Personal Care Apartments, Series 2004-2,
                 6.125%, 9/01/34


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.4% (1.0% OF TOTAL INVESTMENTS)

        2,400   Kansas City Industrial Development Authority, Missouri,               2/14 at 102.00         N/R          2,439,552
                 Multifamily Housing Revenue Bonds, Pickwick Apartments
                 Project, Series 2004, 8.000%, 2/01/34 (Alternative
                 Minimum Tax)

        2,500   St. Louis County Industrial Development Authority,                   12/04 at 100.00         N/R          2,552,500
                 Missouri, Revenue Bonds, Kiel Center Multipurpose Arena,
                 Series 1992, 7.875%, 12/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 1.6% (1.1% OF TOTAL INVESTMENTS)

        5,200   Montana Board of Investments, Exempt Facility Revenue                 7/10 at 101.00         Ba3          5,506,904
                 Bonds, Stillwater Mining Company Project, Series 2000,
                 8.000%, 7/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 1.8% (1.2% OF TOTAL INVESTMENTS)

        1,500   Clark County, Nevada, Local Improvement Bonds, Mountain's             2/05 at 103.00         N/R          1,546,485
                 Edge Special Improvement District 142, Series 2003,
                 6.375%, 8/01/23

        3,670   Clark County, Nevada, Industrial Development Revenue                  1/05 at 100.00          B-          3,537,403
                 Bonds, Nevada Power Company Project, Series 1995C,
                 5.500%, 10/01/30

          500   Clark County, Nevada, Industrial Development Revenue                 11/04 at 100.00          B-            490,665
                 Bonds, Nevada Power Company Project, Series 1997A,
                 5.900%, 11/01/32 (Alternative Minimum Tax)

          550   Director of Nevada State Department of Business and                   1/10 at 102.00         N/R            556,831
                 Industry, Revenue Bonds, Las Vegas Monorail Project,
                 Second Tier, Series 2000, 7.375%, 1/01/40


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 3.5% (2.4% OF TOTAL INVESTMENTS)

        1,510   New Jersey Economic Development Authority, Special                    9/09 at 101.00           B          1,097,045
                 Facilities Revenue Bonds, Continental Airlines Inc.,
                 Series 1999, 6.250%, 9/15/29 (Alternative Minimum Tax)

          500   New Jersey Health Care Facilities Financing Authority,                7/10 at 101.00        BBB-            561,515
                 Revenue Bonds, Trinitas Hospital Obligated Group,
                 Series 2000, 7.500%, 7/01/30

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
        7,825    6.750%, 6/01/39                                                      6/13 at 100.00         BBB          7,675,543
        2,760    7.000%, 6/01/41                                                      6/13 at 100.00         BBB          2,760,635


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 1.4% (1.0% OF TOTAL INVESTMENTS)

        4,500   Jicarilla Apache Nation, New Mexico, Revenue Bonds,                   9/13 at 101.00         N/R          4,722,660
                 Series 2002A, 5.000%, 9/01/18


                                       53


                        Nuveen Municipal High Income Opportunity Fund (NMZ) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 3.6% (2.5% OF TOTAL INVESTMENTS)

$       1,700   New York City Industrial Development Agency, New York,                8/06 at 100.00         CCC     $    1,074,485
                 Special Facilities Revenue Bonds, American Airlines Inc.,
                 Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)

          750   New York City Industrial Development Agency, New York,                  No Opt. Call         CCC            602,130
                 Special Facilities Revenue Bonds, JFK Airport - American
                 Airlines Inc., Series 2002A, 8.000%, 8/01/12 (Alternative
                 Minimum Tax)

                New York Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003B-1C:
        5,000    5.500%, 6/01/21                                                      6/13 at 100.00         AA-          5,473,850
        5,000    5.500%, 6/01/22                                                      6/13 at 100.00         AA-          5,440,000


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.6% (1.1% OF TOTAL INVESTMENTS)

        5,500   North Carolina Capital Facilities Financing Agency, Solid             7/12 at 106.00         N/R          5,503,685
                 Waste Facilities Revenue Bonds, Liberty Tire Services
                 of North Carolina LLC, Series 2004A, 6.750%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 3.7% (2.6% OF TOTAL INVESTMENTS)

                Belmont County, Ohio, Revenue Bonds, Ohio Valley Health Services
                and Education Corporation, Series 1998:
          500    5.700%, 1/01/13                                                      1/08 at 102.00           B            467,975
          400    5.800%, 1/01/18                                                      1/08 at 102.00           B            359,404

        3,375   Cleveland-Cuyahoga County Port Authority, Ohio, Development           5/14 at 102.00         N/R          3,386,509
                 Revenue Bonds, Garfield Heights, Series 2004D,
                 5.250%, 5/15/23

        7,800   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R          7,687,134
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)

          800   Toledo-Lucas County Port Authority, Ohio, Port Revenue                3/14 at 101.00          A+            808,600
                 Bonds, Cargill Inc., Series 2004A, 4.800%, 3/01/22


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 4.5% (3.1% OF TOTAL INVESTMENTS)

                Oklahoma Development Finance Authority, Revenue Refunding
                Bonds, Hillcrest Healthcare System, Series 1999A:
        1,200    5.750%, 8/15/15 (Pre-refunded to 8/15/09)                            8/09 at 101.00         AAA          1,366,788
       11,680    5.625%, 8/15/29 (Pre-refunded to 8/15/09)                            8/09 at 101.00         AAA         13,187,888

        1,335   Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds,               6/05 at 102.00          B-          1,042,461
                 American Airlines Inc., Series 1995, 6.250%, 6/01/20


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.1% (2.8% OF TOTAL INVESTMENTS)

                Allegheny County Hospital Development Authority, Pennsylvania,
                Revenue Bonds, West Penn Allegheny Health System, Series 2000B:
          695    9.250%, 11/15/22                                                    11/10 at 102.00          B1            801,710
        6,455    9.250%, 11/15/30                                                    11/10 at 102.00          B1          7,446,101

          190   Monroeville Hospital Authority, Pennsylvania, Revenue                   No Opt. Call          B1            179,877
                 Bonds, Forbes Health System, Series 1992, 7.000%, 10/01/13

          300   Monroeville Hospital Authority, Pennsylvania, Revenue Bonds,         10/05 at 102.00          B1            276,357
                 Forbes Health System, Series 1995, 6.250%, 10/01/15

          240   New Morgan Industrial Development Authority, Pennsylvania,            4/05 at 101.00         BB-            234,938
                 Solid Waste Disposal Revenue Bonds, New Morgan Landfill
                 Company Inc. Project, Series 1994, 6.500%, 4/01/19
                 (Alternative Minimum Tax)

          580   Pennsylvania Economic Development Financing Authority                 6/08 at 100.00         BB+            564,775
                 Revenue Bonds, Northwestern Human Services Inc. Project,
                 Series 1998A, 5.250%, 6/01/09

        4,000   Pennsylvania Economic Development Financing Authority,                6/12 at 102.00           A          4,277,040
                 Revenue Bonds, Amtrak 30th Street Station Parking Garage
                 Project, Series 2002, 5.800%, 6/01/23 (Alternative
                 Minimum Tax) - ACA Insured

          230   Pennsylvania Higher Educational Facilities Authority,                   No Opt. Call          B1            225,094
                 Revenue Bonds, Allegheny General Hospital, Series 1991A,
                 7.250%, 9/01/17


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.8% (0.6% OF TOTAL INVESTMENTS)

        3,000   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB          2,711,640
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42


                                       54

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.1% (1.5% OF TOTAL INVESTMENTS)

$       2,755   Berkeley County School District, South Carolina,                     12/13 at 100.00          A-     $    2,935,149
                 Installment Purchase Revenue Securing Assets for
                 Education, Series 2003, 5.250%, 12/01/19

                Piedmont Municipal Power Agency, South Carolina,
                Electric Revenue Bonds, Series 1991:
          975    6.750%, 1/01/19 - FGIC Insured                                         No Opt. Call         AAA          1,275,904
        1,375    6.750%, 1/01/19 - FGIC Insured                                         No Opt. Call         AAA          1,766,201

        1,150   South Carolina JOBS Economic Development Authority,                   8/11 at 100.00          AA          1,203,774
                 Hospital Revenue Bonds, Georgetown Memorial Hospital,
                 Series 2001, 5.250%, 2/01/21 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.9% (0.6% OF TOTAL INVESTMENTS)

        3,000   Knox County Health, Educational and Housing Facilities                4/12 at 101.00        Baa3          3,046,620
                 Board, Tennessee, Hospital Revenue Bonds, Baptist
                 Health System of East Tennessee Inc. Series 2002,
                 6.500%, 4/15/31


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 8.7% (6.0% OF TOTAL INVESTMENTS)

          750   Brazoria County Municipal Utility District 19, Texas,                 9/12 at 100.00          AA            751,883
                 General Obligation Bonds, Series 2004, 5.000%, 9/01/28 -
                 RAAI Insured

        1,200   Dallas-Ft. Worth International Airport Facility Improvement          11/04 at 100.00         CCC            734,136
                 Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                 Series 1992, 7.250%, 11/01/30 (Alternative Minimum Tax)

        2,705   Dallas-Ft. Worth International Airport Facility Improvement          11/05 at 102.00         CCC          1,666,037
                 Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                 Series 1995, 6.000%, 11/01/14

          565   Dallas-Ft. Worth International Airport Facility Improvement          11/09 at 101.00         CCC            314,502
                 Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                 Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)

                Decatur Hospital Authority, Texas, Revenue Bonds, Wise
                Regional Health System, Series 2004A:
        1,840    7.000%, 9/01/25                                                      9/14 at 100.00         N/R          1,867,177
        6,600    7.125%, 9/01/34                                                      9/14 at 100.00         N/R          6,727,974

          585   Gulf Coast Industrial Development Authority, Texas,                   4/12 at 100.00         Ba3            650,222
                 Solid Waste Disposal Revenue Bonds, Citgo Petroleum
                 Corporation Project, Series 1998, 8.000%, 4/01/28
                 (Alternative Minimum Tax)

        3,000   Harris County Health Facilities Development Corporation,             12/14 at 100.00           A          3,052,140
                 Texas, Hospital Revenue Bonds, Memorial Hermann
                 Healthcare System, Series 2004A, 5.125%, 12/01/23

        2,020   Houston, Texas, Airport System Special Facilities Revenue             7/09 at 101.00          B-          1,352,976
                 Bonds, Continental Air Lines Inc. Project, Series 1998B,
                 5.700%, 7/15/29 (Alternative Minimum Tax)

          975   Houston, Texas, Airport System Special Facilities Revenue             7/09 at 101.00          B-            653,045
                 Bonds, Continental Air Lines Inc. Project, Series 1998C,
                 5.700%, 7/15/29 (Alternative Minimum Tax)

                Houston, Texas, Airport System Special Facilities Revenue
                Bonds, Continental Air Lines Inc. Project, Series 2001E:
          600    7.375%, 7/01/22 (Alternative Minimum Tax)                            7/11 at 101.00          B-            515,832
        5,350    6.750%, 7/01/29 (Alternative Minimum Tax)                            7/11 at 101.00          B-          4,133,999

                Houston Health Facilities Development Corporation, Texas,
                Revenue Bonds, Buckingham Senior Living Community Inc.,
                Series 2004A:
          250    7.000%, 2/15/23                                                      2/14 at 101.00         N/R            260,470
        1,400    7.125%, 2/15/34                                                      2/14 at 101.00         N/R          1,452,598

        5,850   Texas Department of Housing and Community Affairs,                    7/21 at 100.00         N/R          5,858,073
                 Multifamily Housing Revenue Bonds, Humble Parkway
                 Townhomes, Series 2004, 6.600%, 1/01/41 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGIN ISLANDS - 3.5% (2.4% OF TOTAL INVESTMENTS)

        5,000   Virgin Islands Public Finance Authority, Refinery Revenue             1/14 at 100.00        BBB-          5,378,500
                 Bonds, Hovensa LLC, Series 2003, 6.125%, 7/01/22
                 (Alternative Minimum Tax)

        3,300   Virgin Islands Public Finance Authority, Senior Secured               7/14 at 100.00        BBB-          3,498,792
                 Lien Refinery Revenue Bonds, Hovensa LLC, Series 2004,
                 5.875%, 7/01/22

        3,000   Virgin Islands Public Finance Authority, Gross Receipts              10/14 at 100.00          AA          3,099,450
                 Taxes Loan Notes, Series 2003, 5.000%, 10/01/26 -
                 RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 3.2% (2.3% OF TOTAL INVESTMENTS)

                Pocahontas Parkway Association, Virginia, Senior Lien Revenue
                Bonds, Route 895 Connector Toll Road, Series 1998B:
        2,000    0.000%, 8/15/12                                                       8/08 at 82.10          BB          1,172,480
        3,000    0.000%, 8/15/15                                                       8/08 at 68.82          BB          1,462,170
        9,000    0.000%, 8/15/19                                                       8/08 at 54.38          BB          3,313,170


                                       55


                        Nuveen Municipal High Income Opportunity Fund (NMZ) (continued)
                             Portfolio of INVESTMENTS October 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA (continued)

                Pocahontas Parkway Association, Virginia, Senior Lien Revenue
                Bonds, Route 895 Connector Toll Road, Series 1998A:
$       2,000    0.000%, 8/15/14                                                       8/08 at 73.23          BB     $    1,022,340
        4,250    5.500%, 8/15/28                                                      8/08 at 102.00          BB          3,872,133
        1,850    0.000%, 8/15/30                                                       8/08 at 28.38          BB            340,530


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.7% (2.6% OF TOTAL INVESTMENTS)

        3,000   Skagit County Public Hospital District 1, Washington,                12/13 at 100.00        Baa3          3,124,500
                 Revenue Bonds, Skagit Valley Hospital, Series 2003,
                 6.000%, 12/01/18

                Vancouver Downtown Redevelopment Authority, Washington,
                Revenue Bonds, Conference Center Project, Series 2003A:
        1,750    6.000%, 1/01/28 - ACA Insured                                        1/14 at 100.00           A          1,872,028
        2,500    5.250%, 1/01/34 - ACA Insured                                        1/14 at 100.00           A          2,517,900
        3,500    6.000%, 1/01/34 - ACA Insured                                        1/14 at 100.00           A          3,725,540

        1,295   Washington Public Power Supply System, Nuclear Project 3                No Opt. Call         AAA          1,694,935
                 Revenue Refunding Bonds, Series 1989B, 7.125%, 7/01/16 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 5.9% (4.1% OF TOTAL INVESTMENTS)

          550   Lac Courte Oreilles Band of Lake Superior Chippewa Indians,          12/14 at 101.00         N/R            552,657
                 Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16

          300   Wisconsin Health and Educational Facilities Authority,                7/06 at 102.00         N/R            307,515
                 Revenue Bonds, Milwaukee Catholic Home Inc.,
                 Series 1996, 7.250%, 7/01/17

          500   Wisconsin Health and Educational Facilities Authority,                8/05 at 100.00         A-1            502,861
                 Revenue Bonds, Oakwood Village Obligated Group,
                 Series 2000A, 7.000%, 8/15/15

        5,000   Wisconsin Health and Educational Facilities Authority,                2/12 at 101.00           A          5,239,550
                 Revenue Bonds, Wheaton Franciscan Services Inc.,
                 Series 2002, 5.750%, 8/15/30

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, Aurora Health Care Inc., Series 1999A:
        2,300    5.600%, 2/15/29 - ACA Insured                                        2/09 at 101.00           A          2,354,070
        9,380    5.600%, 2/15/29                                                      2/09 at 101.00        BBB+          9,491,620

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, Southwest Health Center Inc.,
                Series 2004A:
          875    6.125%, 4/01/24                                                      4/14 at 100.00         N/R            865,260
        1,000    6.250%, 4/01/34                                                      4/14 at 100.00         N/R            981,210
------------------------------------------------------------------------------------------------------------------------------------
$     494,917   Total Long-Term Investments (cost $475,025,852) - 141.8%                                                489,501,353
=============-----------------------------------------------------------------------------------------------------------------------
                OTHER LONG-TERM INVESTMENTS - 1.9% (1.3% OF TOTAL INVESTMENTS)

                Charter Mac Equity Issuer Trust, Preferred Shares, Series 2004A-4:
        1,000    5.750%, 4/30/15 (Alternative Minimum Tax)                              No Opt. Call          A3          1,070,650
        5,000    6.000%, 12/31/45 (Alternative Minimum Tax)                             No Opt. Call          A3          5,387,000
                 (Mandatory put 4/30/19)
------------------------------------------------------------------------------------------------------------------------------------
$       6,000   Total Other Long-Term Investments (cost $6,069,408)                                                       6,457,650
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $481,095,260) - 143.7%                                                          495,959,003
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                      4,064,160
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (44.9%)                                                       (155,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  345,023,163
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                                       56


                        Statement of
                              ASSETS AND LIABILITIES October 31, 2004
                                                    INVESTMENT           SELECT          QUALITY           PREMIER      HIGH INCOME
                                                       QUALITY          QUALITY           INCOME            INCOME      OPPORTUNITY
                                                         (NQM)            (NQS)            (NQU)             (NPF)            (NMZ)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $800,949,720,
   $741,305,218, $1,175,626,209, $442,263,749 and
   $481,095,260, respectively)                    $866,264,708     $796,380,533   $1,270,842,553      $470,321,429     $495,959,003
Cash                                                    78,249        1,033,783               --            49,834               --
Receivables:
   Interest                                         14,236,576       13,294,555       21,293,986         6,967,056        9,539,900
   Investments sold                                    398,756          575,000       18,960,000               --            65,000
Other assets                                            51,204           51,537           72,254            36,624            5,080
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                 881,029,493      811,335,408    1,311,168,793       477,374,943      505,568,983
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                              --               --        9,328,563                --        2,205,905
Payable for investments purchased                    5,172,429               --        6,731,884                --        2,732,931
Accrued expenses:
   Management fees                                     457,521          424,117          668,220           253,171          172,177
   Other                                               177,959          164,059          262,415           102,975          288,950
Preferred share dividends payable                       57,979           52,861           84,463            27,551          145,857
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                              5,865,888          641,037       17,075,545           383,697        5,545,820
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value             301,000,000      279,000,000      452,000,000       165,000,000      155,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares            $574,163,605     $531,694,371   $  842,093,248      $311,991,246     $345,023,163
====================================================================================================================================
Common shares outstanding                           35,748,959       33,887,474       54,204,488        20,091,018       23,204,035
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common
   shares, divided by Common
   shares outstanding)                            $      16.06     $      15.69   $        15.54      $      15.53     $      14.87
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share           $    357,490     $    338,875   $      542,045      $    200,910     $    232,040
Paid-in surplus                                    498,308,980      471,842,025      755,082,994       279,091,550      328,134,502
Undistributed net investment income                  6,271,417        6,843,905        8,510,236         1,726,402          227,378
Accumulated net realized gain (loss)
   from investments                                  3,910,730       (2,405,749)     (17,258,371)        2,914,704        1,565,500
Net unrealized appreciation (depreciation)
   of investments                                   65,314,988       55,075,315       95,216,344        28,057,680       14,863,743
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares            $574,163,605     $531,694,371   $  842,093,248      $311,991,246     $345,023,163
====================================================================================================================================
Authorized shares:
   Common                                          200,000,000      200,000,000      200,000,000       200,000,000        Unlimited
   Preferred                                         1,000,000        1,000,000        1,000,000         1,000,000        Unlimited
====================================================================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended October 31, 2004
                                                    INVESTMENT           SELECT          QUALITY           PREMIER      HIGH INCOME
                                                       QUALITY          QUALITY           INCOME            INCOME      OPPORTUNITY
                                                         (NQM)            (NQS)            (NQU)             (NPF)            (NMZ)*
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                  $45,084,365      $42,821,736      $66,306,100       $24,053,026      $24,849,825
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                      5,398,345        5,017,364        7,880,764         2,987,029        3,153,658
Preferred shares - auction fees                        754,560          699,411        1,133,096           413,631          144,981
Preferred shares - dividend disbursing agent fees       50,138           50,138           60,163            30,082           13,333
Shareholders' servicing agent fees and expenses         78,367           70,059          119,593            41,868            1,510
Custodian's fees and expenses                          166,349          154,150          258,792           106,441          138,256
Directors'/Trustees' fees and expenses                  23,868           18,925           29,871            11,198           14,736
Professional fees                                       97,417          127,688          134,157           186,651           27,154
Shareholders' reports - printing and
   mailing expenses                                     82,014           75,665          129,068            45,272           62,401
Stock exchange listing fees                             14,702           14,065           21,936            11,698            1,600
Investor relations expense                              76,136           71,304          112,593            41,035           47,479
Other expenses                                          48,635           46,783           64,148            33,915           13,232
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit,
   expense reimbursement and legal fee refund        6,790,531        6,345,552        9,944,181         3,908,820        3,618,340
   Custodian fee credit                                (15,845)         (41,999)         (24,785)           (8,388)         (35,760)
   Expense reimbursement                                    --               --               --                --       (1,375,441)
   Legal fee refund                                         --         (257,678)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                         6,774,686        6,045,875        9,919,396         3,900,432        2,207,139
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                               38,309,679       36,775,861       56,386,704        20,152,594       22,642,686
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments            4,952,784       (2,412,210)         680,647         3,300,711        1,565,331
Change in net unrealized appreciation
   (depreciation) of investments                    10,084,653       16,809,379       26,343,433         5,805,345       14,863,743
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                           15,037,437       14,397,169       27,024,080         9,106,056       16,429,074
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                          (2,792,857)      (2,441,256)      (4,225,966)       (1,525,702)      (1,782,677)
From accumulated net realized gains
   from investments                                         --         (189,626)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders     (2,792,857)      (2,630,882)      (4,225,966)       (1,525,702)      (1,782,677)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                   $50,554,259      $48,542,148      $79,184,818       $27,732,948      $37,289,083
====================================================================================================================================

* For the period November 19, 2003 (commencement of operations) through October 31, 2004.

                                 See accompanying notes to financial statements.


                        Statement of
                              CHANGES IN NET ASSETS
                                                                        INVESTMENT QUALITY (NQM)            SELECT QUALITY (NQS)
                                                                    -------------------------------    -----------------------------
                                                                      YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                        10/31/04          10/31/03         10/31/04        10/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 38,309,679      $ 39,687,300     $ 36,775,861    $ 36,520,388
Net realized gain (loss) from investments                              4,952,784        (1,111,259)      (2,412,210)      2,974,735
Change in net unrealized appreciation (depreciation)
   of investments                                                     10,084,653         2,071,439       16,809,379       7,303,621
Distributions to Preferred Shareholders:
   From net investment income                                         (2,792,857)       (2,742,396)      (2,441,256)     (2,528,064)
   From accumulated net realized gains from investments                       --           (81,498)        (189,626)             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                    50,554,259        37,823,586       48,542,148      44,270,680
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (36,034,950)      (35,966,517)     (33,809,362)    (33,209,730)
From accumulated net realized gains from investments                          --          (816,999)      (2,399,044)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                              (36,034,950)      (36,783,516)     (36,208,406)    (33,209,730)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                           --                --               --              --
   Net proceeds from shares issued to shareholders due
      to reinvestment of distributions                                        --                --               --              --
Preferred shares offering costs                                               --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common
   shares from capital share transactions                                     --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares                                                   14,519,309         1,040,070       12,333,742      11,060,950
Net assets applicable to Common shares at the
   beginning of period                                               559,644,296       558,604,226      519,360,629     508,299,679
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period         $574,163,605      $559,644,296     $531,694,371    $519,360,629
====================================================================================================================================
Undistributed net investment income at the end of period            $  6,271,417      $  6,957,588     $  6,843,905    $  6,325,123
====================================================================================================================================

                                 See accompanying notes to financial statements.


                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                                                                                                       HIGH INCOME
                                                                                                                       OPPORTUNITY
                                                         QUALITY INCOME (NQU)             PREMIER INCOME (NPF)             (NMZ)
                                                  ------------------------------      ----------------------------    --------------
                                                                                                                            FOR THE
                                                                                                                             PERIOD
                                                                                                                           11/19/03
                                                                                                                      (COMMENCEMENT
                                                                                                                      OF OPERATIONS)
                                                    YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED         THROUGH
                                                      10/31/04          10/31/03          10/31/04         10/31/03        10/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                             $ 56,386,704      $ 57,694,782      $ 20,152,594     $ 21,302,745    $ 22,642,686
Net realized gain (loss) from investments              680,647       (17,548,461)        3,300,711         (462,037)      1,565,331
Change in net unrealized appreciation
   (depreciation) of investments                    26,343,433        36,283,394         5,805,345          359,740      14,863,743
Distributions to Preferred Shareholders:
   From net investment income                       (4,225,966)       (4,025,308)       (1,525,702)      (1,449,983)     (1,782,677)
   From accumulated net realized gains
      from investments                                      --          (138,847)               --         (162,994)             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from operations                 79,184,818        72,265,560        27,732,948       19,587,471      37,289,083
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                         (52,361,550)      (52,036,285)      (19,789,658)     (19,773,812)    (20,632,463)
From accumulated net realized gains
   from investments                                         --        (1,550,167)               --       (1,723,562)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common shareholders            (52,361,550)      (53,586,452)      (19,789,658)     (21,497,374)    (20,632,463)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                         --                --                --               --     330,929,250
   Net proceeds from shares issued
      to shareholders due
      to reinvestment of distributions                      --                --                --               --         707,518
Preferred shares offering costs                             --                --                --               --      (3,370,500)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common
   shares from capital share transactions                   --                --                --               --     328,266,268
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares                                 26,823,268        18,679,108         7,943,290       (1,909,903)    344,922,888
Net assets applicable to Common shares at the
   beginning of period                             815,269,980       796,590,872       304,047,956      305,957,859         100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                    $842,093,248      $815,269,980      $311,991,246     $304,047,956    $345,023,163
====================================================================================================================================
Undistributed net investment income
   at the end of period                           $  8,510,236      $  8,714,448      $  1,726,402     $  2,927,464    $    227,378
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Investment Quality Municipal Fund, Inc.
(NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU), Nuveen Premier Municipal Income Fund, Inc. (NPF) and Nuveen Municipal High Income Opportunity Fund (NMZ). Common shares of Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU) and Premier Income
(NPF) are traded on the New York Stock Exchange while Common shares of High Income Opportunity (NMZ) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Prior to the commencement of operations of High Income Opportunity (NMZ), the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., and the recording of the organization expenses ($11,500) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen Investments, Inc.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 2004, Investment Quality (NQM), Quality Income (NQU) and High Income Opportunity (NMZ) had when-issued or delayed delivery purchase commitments of $5,172,429, $4,096,067, and $2,732,931, respectively. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations for Select Quality (NQS) reflects a refund of workout expenditures paid in a prior reporting period.

Notes to
    FINANCIAL STATEMENTS (continued)



Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 2004, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series, with the exception of High Income Opportunity's (NMZ) Series T and Series W, is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable weekly at the end of each rate period. The initial dividend rates for High Income Opportunity's Series T and Series W were negotiated at the time of the Preferred share offerings and are set for periods of two years and three years, respectively, from their inception, and payable monthly. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                    INVESTMENT     SELECT      QUALITY      PREMIER  HIGH INCOME
                       QUALITY    QUALITY       INCOME       INCOME  OPPORTUNITY
                         (NQM)      (NQS)        (NQU)        (NPF)        (NMZ)
--------------------------------------------------------------------------------
Number of shares:
   Series M              2,500      2,000        3,000        1,000        3,000
   Series T              2,500      2,000        3,000        2,800        1,600
   Series W              2,500      2,800        3,000           --        1,600
   Series W2                --         --        2,080           --           --
   Series TH             2,040      1,560        4,000        2,800           --
   Series F              2,500      2,800        3,000           --           --
--------------------------------------------------------------------------------
Total                   12,040     11,160       18,080        6,600        6,200
================================================================================

High Income Opportunity (NMZ) issued the Preferred shares listed above on January 23, 2004.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2004.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs

Nuveen Investments, LLC has agreed to pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share for High Income Opportunity (NMZ). High Income Opportunity's (NMZ) share of Common share offering costs ($694,500) were recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by High Income Opportunity (NMZ) in connection with its offering of Preferred shares ($3,370,500) were recorded as a reduction to paid-in surplus.

Indemnifications

Under the Funds' organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:

                                     INVESTMENT                  SELECT                    QUALITY
                                    QUALITY (NQM)             QUALITY (NQS)             INCOME (NQU)
                               ---------------------     ----------------------     ---------------------
                                   YEAR         YEAR         YEAR          YEAR         YEAR         YEAR
                                  ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                               10/31/04     10/31/03     10/31/04      10/31/03     10/31/04     10/31/03
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                       --           --           --            --           --           --
   Shares issued to shareholders
     due to reinvestment
     of distributions                --           --           --            --           --           --
---------------------------------------------------------------------------------------------------------
                                     --           --           --            --           --           --
=========================================================================================================
Preferred shares sold                --           --           --            --           --           --
=========================================================================================================
                                                                 PREMIER                   HIGH INCOME
                                                               INCOME (NPF)             OPPORTUNITY (NMZ)
                                                        ------------------------       ------------------
                                                                                                  FOR THE
                                                                                                   PERIOD
                                                                                                 11/19/03
                                                                                            (COMMENCEMENT
                                                             YEAR          YEAR             OF OPERATIONS)
                                                            ENDED         ENDED                   THROUGH
                                                         10/31/04      10/31/03                  10/31/04
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                 --            --                23,150,000
   Shares issued to shareholders
     due to reinvestment of distributions                      --            --                    47,035
---------------------------------------------------------------------------------------------------------
                                                               --            --                23,197,035
=========================================================================================================
Preferred shares sold                                          --            --                     6,200
=========================================================================================================

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended October 31, 2004, were as follows:

                                          INVESTMENT        SELECT      QUALITY       PREMIER   HIGH INCOME
                                             QUALITY       QUALITY       INCOME        INCOME   OPPORTUNITY
                                               (NQM)         (NQS)        (NQU)         (NPF)         (NMZ)*
------------------------------------------------------------------------------------------------------------
Purchases                               $153,362,732   $42,486,787  $74,444,760  $101,556,645  $709,592,348
Sales and maturities                     135,711,752    31,636,318   72,606,789   107,340,102   229,835,597
============================================================================================================

* For the period November 19, 2003 (commencement of operations) through October 31, 2004.

Notes to
    FINANCIAL STATEMENTS (continued)



4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At October 31, 2004, the cost of investments was as follows:

                                          INVESTMENT        SELECT         QUALITY       PREMIER   HIGH INCOME
                                             QUALITY       QUALITY          INCOME        INCOME   OPPORTUNITY
                                               (NQM)         (NQS)           (NQU)         (NPF)         (NMZ)
--------------------------------------------------------------------------------------------------------------
Cost of investments                     $800,524,228  $740,908,303  $1,175,581,800  $442,217,085  $480,795,686
==============================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2004, were as follows:

                                           INVESTMENT        SELECT       QUALITY       PREMIER   HIGH INCOME
                                              QUALITY       QUALITY        INCOME        INCOME   OPPORTUNITY
                                                (NQM)         (NQS)         (NQU)         (NPF)         (NMZ)
-------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                           $74,111,822   $60,963,993   $98,474,094   $33,602,385   $18,539,439
   Depreciation                            (8,371,342)   (5,491,763)   (3,213,341)   (5,498,041)   (3,376,122)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   of investments                         $65,740,480   $55,472,230   $95,260,753   $28,104,344   $15,163,317
=============================================================================================================


The tax components of undistributed net investment income and net realized gains at October 31, 2004, were as follows:

                                          INVESTMENT        SELECT      QUALITY      PREMIER  HIGH INCOME
                                             QUALITY       QUALITY       INCOME       INCOME  OPPORTUNITY
                                               (NQM)         (NQS)        (NQU)        (NPF)        (NMZ)
---------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *     $8,906,815    $9,312,512  $12,499,450   $3,288,396   $2,136,977
Undistributed net ordinary income **              --            --           --       26,171    1,567,342
Undistributed net long-term
   capital gains                           3,910,730            --           --    2,914,704           --
=========================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2004, paid on November 1, 2004.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2003, was designated for purposes of the dividends paid deduction as follows:

                                               INVESTMENT        SELECT      QUALITY      PREMIER   HIGH INCOME
                                                  QUALITY       QUALITY       INCOME       INCOME   OPPORTUNITY
2004                                                (NQM)         (NQS)        (NQU)        (NPF)          (NMZ)***
---------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income      $38,790,379   $36,154,509  $56,529,162  $21,345,220   $20,204,122
Distributions from net ordinary income **              --        61,975           --           --            --
Distributions from net long-term capital gains         --     2,588,670           --           --            --
===============================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** For the period November 19, 2003 (commencement of operations) through October 31, 2004.

                                                        INVESTMENT        SELECT       QUALITY       PREMIER
                                                           QUALITY       QUALITY        INCOME        INCOME
2003                                                         (NQM)         (NQS)         (NQU)         (NPF)
------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income               $38,441,758   $35,672,184   $56,010,189   $21,206,118
Distributions from net ordinary income **                  200,905            --            --         4,704
Distributions from net long-term capital gains             897,555            --     1,689,014     1,886,500
============================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At October 31, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                           SELECT        QUALITY
                                                          QUALITY         INCOME
                                                            (NQS)          (NQU)
--------------------------------------------------------------------------------
Expiration year:
   2011                                                       $--    $16,844,071
   2012                                                 2,405,749             --
--------------------------------------------------------------------------------
Total                                                  $2,405,749    $16,844,071
================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

As approved by the Board of Directors/Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .006% as of November 30, 2004.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                        INVESTMENT QUALITY (NQM)
                                                            SELECT QUALITY (NQS)
                                                            QUALITY INCOME (NQU)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS              PREMIER INCOME (NPF)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS    HIGH INCOME OPPORTUNITY (NMZ)
ATTRIBUTABLE TO PREFERRED SHARES)                           FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .5500%
For the next $125 million                                                 .5375
For the next $250 million                                                 .5250
For the next $500 million                                                 .5125
For the next $1 billion                                                   .5000
For net assets over $2 billion                                            .4750
================================================================================


Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion(2)                                    .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Notes to
    FINANCIAL STATEMENTS (continued)



Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                        INVESTMENT QUALITY (NQM)
                                                            SELECT QUALITY (NQS)
                                                            QUALITY INCOME (NQU)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS              PREMIER INCOME (NPF)
ATTRIBUTABLE TO PREFERRED SHARES)                            MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS     HIGH INCOME OPPORTUNITY (NMZ)
ATTRIBUTABLE TO PREFERRED SHARES)                            MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .7500%
For the next $125 million                                                 .7375
For the next $250 million                                                 .7250
For the next $500 million                                                 .7125
For the next $1 billion                                                   .7000
For net assets over $2 billion                                            .6750
================================================================================


The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of High Income Opportunity's (NMZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
NOVEMBER 30,                                    NOVEMBER 30,
--------------------------------------------------------------------------------
2003*                    .32%                        2009                   .24%
2004                     .32                         2010                   .16
2005                     .32                         2011                   .08
2006                     .32
2007                     .32
2008                     .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse High Income Opportunity (NMZ) for any portion of its fees and expenses beyond November 30, 2011.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2004, to shareholders of record on November 15, 2004, as follows:

                    INVESTMENT     SELECT      QUALITY    PREMIER    HIGH INCOME
                       QUALITY    QUALITY       INCOME     INCOME    OPPORTUNITY
                         (NQM)      (NQS)        (NQU)      (NPF)          (NMZ)
--------------------------------------------------------------------------------
Dividend per share      $.0840     $.0830       $.0805     $.0800         $.0890
================================================================================


                        Financial
                               HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:
                                                       Investment Operations                                Less Distributions
                                 -----------------------------------------------------------------  --------------------------------
                                                             Distributions   Distributions
                                                                  from Net            from                 Net
                     Beginning                         Net      Investment         Capital          Investment     Capital
                        Common                   Realized/       Income to        Gains to           Income to    Gains to
                         Share          Net     Unrealized       Preferred       Preferred              Common      Common
                     Net Asset   Investment     Investment          Share-          Share-              Share-      Share-
                         Value       Income     Gain (Loss)        holders+        holders+  Total     holders     holders    Total
====================================================================================================================================
INVESTMENT QUALITY (NQM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                    $15.65        $1.07         $  .43           $(.08)           $ --   $1.42      $(1.01)      $  --   $(1.01)
2003                     15.63         1.11            .02            (.08)             --    1.05       (1.01)       (.02)   (1.03)
2002                     15.71         1.15           (.15)           (.11)           (.01)    .88        (.94)       (.02)    (.96)
2001                     14.67         1.16           1.00            (.27)             --    1.89        (.85)         --     (.85)
2000                     14.03         1.21            .66            (.34)             --    1.53        (.89)         --     (.89)

SELECT QUALITY (NQS)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                     15.33         1.09            .42            (.07)           (.01)   1.43       (1.00)       (.07)   (1.07)
2003                     15.00         1.08            .30            (.07)             --    1.31        (.98)         --     (.98)
2002                     15.48         1.12           (.38)           (.09)           (.04)    .61        (.94)       (.15)   (1.09)
2001                     14.48         1.19            .95            (.26)           (.01)   1.87        (.87)         --     (.87)
2000                     14.05         1.22            .47            (.34)             --    1.35        (.92)         --     (.92)

QUALITY INCOME (NQU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                     15.04         1.04            .51            (.08)             --    1.47        (.97)         --     (.97)
2003                     14.70         1.06            .34            (.07)             --    1.33        (.96)       (.03)    (.99)
2002                     15.32         1.12           (.59)           (.10)           (.03)    .40        (.93)       (.09)   (1.02)
2001                     14.53         1.21            .76            (.26)             --    1.71        (.91)       (.01)    (.92)
2000                     14.33         1.28            .21            (.34)             --    1.15        (.95)         --     (.95)

PREMIER INCOME (NPF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                     15.13         1.00            .47            (.08)             --    1.39        (.99)         --     (.99)
2003                     15.23         1.06           (.01)           (.07)           (.01)    .97        (.98)       (.09)   (1.07)
2002                     15.31         1.15           (.13)           (.11)           (.01)    .90        (.96)       (.02)    (.98)
2001                     14.42         1.23            .84            (.26)             --    1.81        (.92)         --     (.92)
2000                     14.24         1.26            .21            (.34)             --    1.13        (.95)         --     (.95)

HIGH INCOME OPPORTUNITY (NMZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004(a)                  14.33          .98            .71            (.08)             --    1.61        (.89)         --     (.89)
====================================================================================================================================
                                                                            Total Returns
                                                                       -----------------------
                                Offering                                               Based
                               Costs and       Ending                                     on
                               Preferred       Common                   Based         Common
                                   Share        Share      Ending          on      Share Net
                            Underwriting    Net Asset      Market      Market          Asset
                               Discounts        Value       Value       Value**        Value**
==============================================================================================
INVESTMENT QUALITY (NQM)
----------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                                $ --       $16.06    $15.3300        8.54%          9.37%
2003                                  --        15.65     15.1000        7.78           6.88
2002                                  --        15.63     14.9900        7.71           5.85
2001                                  --        15.71     14.8400       22.33          13.16
2000                                  --        14.67     12.8750        3.70          11.38

SELECT QUALITY (NQS)
----------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                                  --        15.69     15.1900       10.19           9.64
2003                                  --        15.33     14.8100        9.91           8.96
2002                                  --        15.00     14.4000        5.24           4.22
2001                                  --        15.48     14.7500       20.09          13.23
2000                                  --        14.48     13.0625        6.85          10.02

QUALITY INCOME (NQU)
----------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                                  --        15.54     14.5800        8.76          10.07
2003                                  --        15.04     14.3300        9.31           9.37
2002                                  --        14.70     14.0400        3.05           2.71
2001                                  --        15.32     14.6200       18.72          12.09
2000                                  --        14.53     13.1250         .73           8.37

PREMIER INCOME (NPF)
----------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                                  --        15.53     14.4300        4.75           9.48
2003                                  --        15.13     14.7400        9.13           6.57
2002                                  --        15.23     14.5200        4.57           6.19
2001                                  --        15.31     14.8400       15.93          12.89
2000                                  --        14.42     13.6250        9.71           8.22

HIGH INCOME OPPORTUNITY (NMZ)
----------------------------------------------------------------------------------------------
Year Ended 10/31:
2004(a)                             (.18)       14.87     15.0400        6.49          10.38
==============================================================================================
                                                                   Ratios/Supplemental Data
                                  ----------------------------------------------------------------------------------------------
                                                            Before Credit/                  After Credit/
                                                        Reimbursement/Refund           Reimbursement/Refund***
                                                  -------------------------------    -----------------------------
                                                                   Ratio of Net                     Ratio of Net
                                                    Ratio of         Investment        Ratio of       Investment
                                       Ending       Expenses          Income to        Expenses        Income to
                                          Net     to Average            Average      to Average          Average
                                       Assets     Net Assets         Net Assets      Net Assets       Net Assets
                                   Applicable     Applicable         Applicable      Applicable       Applicable      Portfolio
                                    to Common      to Common          to Common       to Common        to Common       Turnover
                                  Shares (000)        Shares++           Shares++        Shares++         Shares++         Rate
================================================================================================================================
INVESTMENT QUALITY (NQM)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                                 $574,164           1.20%              6.78%           1.20%            6.79%            16%
2003                                  559,644           1.22               7.05            1.22             7.05              5
2002                                  558,604           1.21               7.48            1.21             7.49              5
2001                                  561,577           1.24               7.56            1.23             7.56             17
2000                                  524,320           1.24               8.57            1.22             8.59             35

SELECT QUALITY (NQS)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                                  531,694           1.21               6.96            1.15             7.02              4
2003                                  519,361           1.26               7.06            1.25             7.06              9
2002                                  508,300           1.24               7.46            1.23             7.47             19
2001                                  524,597           1.24               7.89            1.23             7.89             28
2000                                  490,683           1.22               8.67            1.21             8.68             30

QUALITY INCOME (NQU)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                                  842,093           1.20               6.83            1.20             6.83              6
2003                                  815,270           1.21               7.12            1.21             7.13              9
2002                                  796,591           1.23               7.50            1.22             7.51             32
2001                                  830,636           1.21               8.05            1.21             8.06             30
2000                                  787,829           1.21               8.95            1.20             8.95             23

PREMIER INCOME (NPF)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004                                  311,991           1.28               6.57            1.27             6.58             22
2003                                  304,048           1.24               6.91            1.23             6.91             19
2002                                  305,958           1.29               7.66            1.28             7.67             25
2001                                  307,496           1.28               8.25            1.26             8.26             14
2000                                  289,103           1.27               8.84            1.26             8.85              9

HIGH INCOME OPPORTUNITY (NMZ)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004(a)                               345,023           1.15*              6.75*            .70*            7.20*            52
================================================================================================================================
                                        Preferred Shares at End of Period
                                     ---------------------------------------
                                       Aggregate    Liquidation
                                          Amount     and Market        Asset
                                     Outstanding          Value     Coverage
                                            (000)     Per Share    Per Share
============================================================================
INVESTMENT QUALITY (NQM)
----------------------------------------------------------------------------
Year Ended 10/31:
2004                                    $301,000        $25,000      $72,688
2003                                     301,000         25,000       71,482
2002                                     301,000         25,000       71,396
2001                                     301,000         25,000       71,643
2000                                     301,000         25,000       68,548

SELECT QUALITY (NQS)
----------------------------------------------------------------------------
Year Ended 10/31:
2004                                     279,000         25,000       72,643
2003                                     279,000         25,000       71,538
2002                                     279,000         25,000       70,547
2001                                     279,000         25,000       72,007
2000                                     279,000         25,000       68,968

QUALITY INCOME (NQU)
----------------------------------------------------------------------------
Year Ended 10/31:
2004                                     452,000         25,000       71,576
2003                                     452,000         25,000       70,092
2002                                     452,000         25,000       69,059
2001                                     452,000         25,000       70,942
2000                                     452,000         25,000       68,575

PREMIER INCOME (NPF)
----------------------------------------------------------------------------
Year Ended 10/31:
2004                                     165,000         25,000       72,271
2003                                     165,000         25,000       71,068
2002                                     165,000         25,000       71,357
2001                                     165,000         25,000       71,590
2000                                     165,000         25,000       68,804

HIGH INCOME OPPORTUNITY (NMZ)
----------------------------------------------------------------------------
Year Ended 10/31:
2004(a)                                  155,000         25,000       80,649
============================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
*** After custodian fee credit, expense reimbursements and legal fee refund, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period November 19, 2003 (commencement of operations) through October 31, 2004.


                                 See accompanying notes to financial statements.


                                  68-69 spread

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board
Members of the Funds. The number of board members of the Funds is currently set at seven. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             152
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Chairman and Director (since
                                                          1997) of Nuveen Asset Management Inc.; Director (since
                                                          1996) of Institutional Capital Corporation; Chairman and
                                                          Director (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           152
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern               152
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       152
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire & Casualty Company; formerly Director, Federal Reserve
Chicago, IL 60606                                         Bank of Chicago; formerly, President and Chief Operating
                                                          Officer, SCI Financial Group, Inc., a regional financial
                                                          services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                152
3/6/48                                                    Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director, Credit Research Center at Georgetown University;
                                                          Director of Xerox Corporation (since 2004).


                                       70


                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Senior Partner and Chief Operating Officer, Miller-Valentine          152
9/24/44                                                   Group, Vice President, Miller-Valentine Realty, a construction
333 W. Wacker Drive                                       company; Chair, Miami Valley Hospital; Chair, Dayton
Chicago, IL 60606                                         Development Coalition; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     152
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994)
Chicago, IL 60606


                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               152
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President
                                                          (since 2000), of Nuveen Asset Management Inc.; Managing
                                                          Director (since 2004) and Assistant Secretary (since 1994)
                                                          of Nuveen Investments Inc.; Assistant Secretary of NWQ
                                                          Investment Management Company, LLC (since 2002); Vice
                                                          President and Assistant Secretary of Nuveen Investments
                                                          Advisers Inc. (since 2002); Managing Director, Associate
                                                          General Counsel and Assistant Secretary of Rittenhouse
                                                          Asset Management, Inc. (since 2003); Chartered
                                                          Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos         Vice President   2004          Vice President (since 2002), formerly, Assistant Vice President       152
9/22/63                                                   (since 1999) of Nuveen Investments, LLC; Chartered
333 W. Wacker Drive                                       Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson        Vice President   2000          Vice President (since 2002), formerly, Assistant Vice                 152
2/3/66                     and Assistant                  President (since 2000), previously, Associate of Nuveen
333 W. Wacker Drive        Secretary                      Investments, LLC.
Chicago, IL 60606


                                       71


Board Members
       AND OFFICERS (CONTINUED)

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999),               152
11/28/67                       and Treasurer              prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive                                       President and Treasurer of Nuveen Investments, Inc. (since
Chicago, IL 60606                                         1999); Vice President and Treasurer of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp (since 1999); Vice
                                                          President and Treasurer of Nuveen Asset Management Inc.
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     2000    Vice President (since 2002) and Assistant General Counsel             152
9/24/64                        and Secretary              (since 1998); formerly, Assistant Vice President (since 1998)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            152
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory
Chicago, IL 60606                                         Corp. and Nuveen Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 152
3/2/64                                                    LLC; Managing Director (since 2001), formerly Vice President
333 W. Wacker Drive                                       of Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp. (since 1995); Managing Director of Nuveen Asset
                                                          Management Inc. (since 2001); Vice President of Nuveen
                                                          Investment Advisers Inc. (since 2002); Chartered
                                                          Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         152
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2003) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.


                                       72

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance                      152
4/13/56                        and Chief                  (since August 2004) of Nuveen Investments, LLC,
333 W. Wacker Drive            Compliance                 Nuveen Investments Advisers Inc., Nuveen Asset
Chicago, IL 60606              Officer                    Management Inc., Nuveen Advisory Corp., Nuveen
                                                          Institutional Advisory Corp. and Rittenhouse Asset
                                                          Management, Inc.; formerly, Senior Attorney
                                                          (1994-July 2004), The Northern Trust Company.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    152
3/22/63                                                   LLC, previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                       prior thereto, Associate of Nuveen Investments, LLC;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999), previously, Assistant Vice               152
8/27/61                                                   President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             152
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Assistant Secretary of Nuveen
                                                          Investments, Inc. and (since 1997) Nuveen Asset Management
                                                          Inc.; Vice President (since 2000), Assistant Secretary and
                                                          Assistant General Counsel (since 1998) of Rittenhouse Asset
                                                          Management, Inc.; Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV            Vice President     1996    Managing Director (since 2002) of Nuveen Investments, LLC;            152
7/7/65                                                    Managing Director (since 1997), formerly Vice President
333 W. Wacker Drive                                       (since 1996) of Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                         Advisory Corp.; Managing Director of Nuveen Asset Management
                                                          Inc. (since 1999). Chartered Financial Analyst.


(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
       EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit,nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on the dividends or distributions awaiting reinvestment. Because the market price may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments and (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2004, are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's web site at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the sensitivity of a bond or bond fund's value to changes when interest rates change. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock, where applicable, in the future at such times and in such amounts as is deemed advisable. No shares were purchased during the period ended October 31, 2004. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
           For Generations

Photo of: 2 women looking at a photo album.


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $100 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.


                              o Share prices
           Learn more         o Fund details
about Nuveen Funds at         o Daily financial news
   WWW.NUVEEN.COM/ETF         o Investor education
                              o Interactive planning tools



Logo: NUVEEN Investments

                                                                     EAN-C-1004D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR. Mr. Evans has served as the registrant's audit committee financial expert from July 26, 2004 to the end of the reporting period on October 31, 2004.

Prior to July 26, 2004, William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR, served as the audit committee financial expert. Although Mr. Bennett served as the audit committee financial expert during the reporting period, he unexpectedly resigned from the Board effective April 30, 2004. Accordingly for this reporting period, the registrant did not have a designated "audit committee financial expert" from May 1, 2004 to July 26, 2004.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolio; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                  NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                               AUDIT FEES BILLED            AUDIT-RELATED FEES                 TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                   TO FUND                   BILLED TO FUND                BILLED TO FUND           BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2004                   $ 16,207                         $ 0                           $ 0                      $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                     N/A                          0%                            0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2003                        N/A                         N/A                           N/A                      N/A
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                     N/A                          0%                            0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Advisory Corp. ("NAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NAC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO              ALL OTHER FEES
                                                   BILLED TO ADVISER AND             ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND              AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS            SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2004                                             $ 0                         $ 0                             $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                          0%                              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2003                                             $ 0                         $ 0                             $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          N/A                         N/A                             N/A
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP independence.


FISCAL YEAR ENDED                                           TOTAL NON-AUDIT FEES
                                                           BILLED TO ADVISER AND
                                                          AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                           PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                          RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                               TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL        PROVIDERS (ALL OTHER
                                  BILLED TO FUND           REPORTING OF THE FUND)             ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2004                        $ 0                          $ 0                            $ 0                    $ 0
October 31, 2003                        N/A                          N/A                            N/A                    N/A


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans and William J. Schneider.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Schedule I in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors or trustees and reserves the right to interview all candidates and to make the final selection of any new directors or trustees.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/etf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal High Income Opportunity Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: January 6, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: January 6, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: January 6, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.